                                                    Registration Nos. 333-109499
                                                                       811-09007

     As filed with the Securities and Exchange Commission on April 30, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.  [_]                   [_]

     Post-Effective Amendment No. [7]                   [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.                [16]                  [X]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VA-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                                 70 Pine Street
                            New York, New York 10270
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                                 70 Pine Street
                            New York, New York 10270

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

          [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

          [X]  on April 30, 2008 pursuant to paragraph (b) of Rule 485

          [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

          [_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

          [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

          (i) Units of interest in The United States Life Insurance Company in the City of New York Separate Account USL VA-R under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

                 PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY
          SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      THROUGH ITS SEPARATE ACCOUNT USL VA-R

                     This prospectus is dated April 30, 2008

This prospectus describes information you should know before you purchase a Platinum Investor Immediate Variable Annuity (the "Platinum Investor Annuity"). On page 5 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 4.

The Platinum Investor Annuity is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and The United States Life Insurance Company in the City of New York ("USL") where you agree to make one Premium Payment to USL and USL agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals. It is immediate because we start making Income Payments within 12 months from the Contract Date.

The USL declared fixed interest account (the "Fixed Account") is the fixed investment option for the Contract. USL's Separate Account USL VA-R (the "Separate Account") provides access to investment in the Contract's variable investment options. Currently, the Contract's variable investment options each purchase shares of a corresponding Fund of:

..    AIG Retirement Company I ("AIG Retirement Co. I")

..    AIM Variable Insurance Funds ("AIM V.I.")

..    The Alger American Fund ("Alger American")

..    American Century Variable Portfolios, Inc. ("American Century VP")

..    American Century Variable Portfolios II, Inc. ("American Century VP II")

..    Credit Suisse Trust ("Credit Suisse Trust")

..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")

..    Janus Aspen Series ("Janus Aspen")

..    J.P. Morgan Series Trust II ("JPMorgan")

..    MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT")

..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..    Oppenheimer Variable Account Funds ("Oppenheimer")

..    PIMCO Variable Insurance Trust ("PIMCO VIT")

..    Pioneer Variable Contracts Trust ("Pioneer")

..    Putnam Variable Trust ("Putnam VT")

..    SunAmerica Series Trust ("SunAmerica ST")

..    Van Kampen Life Investment Trust ("Van Kampen LIT")

..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 10 for a complete list of the variable investment options and the respective advisors and sub-advisors of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you that we have made available to you.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                TABLE OF CONTENTS

DEFINITIONS.................................................................   5
SUMMARY OF THE CONTRACT.....................................................   7
   PURPOSE OF THE PLATINUM INVESTOR ANNUITY CONTRACT........................   7
   TYPES OF CONTRACTS.......................................................   7
   PURCHASE OF THE CONTRACT.................................................   7
   THE INVESTMENT OPTIONS...................................................   7
      VARIABLE INVESTMENT OPTIONS...........................................   7
      FIXED ACCOUNT.........................................................   8
   EXPENSES.................................................................   8
      MORTALITY AND EXPENSE RISK CHARGE.....................................   8
      ADMINISTRATIVE CHARGE.................................................   8
      STATUTORY PREMIUM TAX CHARGE..........................................   8
      SALES CHARGE..........................................................   8
      WITHDRAWAL CHARGE.....................................................   8
      CONTRACT FEE..........................................................   8
      FUND EXPENSES.........................................................   8
   RIGHT TO CANCEL THE CONTRACT.............................................   8
   WITHDRAWALS..............................................................   9
   INCOME PAYMENTS..........................................................   9
FEE TABLES..................................................................   9
CONDENSED FINANCIAL INFORMATION.............................................  10
INVESTMENT OPTIONS..........................................................  10
   VARIABLE INVESTMENT OPTIONS..............................................  10
      SEPARATE ACCOUNT USL VA-R.............................................  10
      DIVISIONS.............................................................  11
      VOTING PRIVILEGES.....................................................  14
   FIXED ACCOUNT............................................................  14
PARTIES INVOLVED IN THE CONTRACT............................................  15
   CONTRACT OWNER...........................................................  15
      OWNERSHIP RIGHTS BETWEEN THE CONTRACT DATE AND THE INCOME START
         DATE...............................................................  15
      OWNERSHIP RIGHTS BETWEEN THE INCOME START DATE AND PRIOR TO THE
         ANNUITANT'S DEATH..................................................  16
      JOINT OWNERSHIP.......................................................  16
      CHANGES...............................................................  16
   ANNUITANT AND JOINT ANNUITANT............................................  16
   PAYEE....................................................................  17
   BENEFICIARY AND CONTINGENT BENEFICIARY...................................  17
THE CONTRACT AND HOW IT WORKS...............................................  17
   GENERAL DESCRIPTION......................................................  17
   PURCHASING A CONTRACT....................................................  18
   ALLOCATION OF PREMIUM PAYMENT............................................  18
   RIGHT TO CANCEL..........................................................  19
   KEY CONTRACT DATES.......................................................  19
      CONTRACT DATE.........................................................  19
      ANNUITY STARTING DATE.................................................  19
      INCOME START DATE.....................................................  19
      MODAL TIME PERIOD.....................................................  20
      INCOME END DATE.......................................................  20
   INCOME PAYMENTS..........................................................  20
   ACCESS TO YOUR MONEY.....................................................  20

   RIGHTS RESERVED BY THE COMPANY...........................................  20
TRANSFERS...................................................................  21
   TRANSFERS AMONG INVESTMENT OPTIONS.......................................  21
   HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED.............  21
   EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS............  21
   WITHDRAWALS AND TRANSFER REQUESTS IN GOOD ORDER..........................  21
   AUTOMATIC REBALANCING....................................................  22
   MARKET TIMING............................................................  22
      MARKET TIMING.........................................................  22
      RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
         OBLIGATIONS........................................................  23
EXPENSES....................................................................  23
   MORTALITY AND EXPENSE RISK CHARGE........................................  23
   ADMINISTRATIVE CHARGE....................................................  24
   CONTRACT FEE.............................................................  24
   SALES CHARGE.............................................................  24
   WITHDRAWAL CHARGE........................................................  24
   STATUTORY PREMIUM TAXES..................................................  25
   TRANSFER FEE.............................................................  25
   FUND EXPENSES............................................................  25
   GENERAL..................................................................  25
INCOME PAYMENTS.............................................................  25
   GENERALLY................................................................  25
      FIXED INCOME PAYMENTS.................................................  25
      VARIABLE INCOME PAYMENTS..............................................  25
      COMBINATION FIXED AND VARIABLE INCOME PAYMENTS........................  25
   INCOME START DATE........................................................  26
   FREQUENCY AND AMOUNT OF INCOME PAYMENTS..................................  26
      MODAL TIME PERIOD.....................................................  26
   SEMI-ANNUAL BENEFIT LEVELING.............................................  26
      SEMI-ANNUAL BENEFIT LEVELING PROCEDURES...............................  26
   PAYOUT OPTIONS...........................................................  27
      OPTION 1 - LIFETIME INCOME............................................  27
      OPTION 2 - LIFETIME INCOME WITH CERTAIN PERIOD........................  27
      OPTION 3 - JOINT AND SURVIVOR LIFETIME INCOME.........................  27
      OPTION 4 - JOINT AND SURVIVOR LIFETIME INCOME WITH CERTAIN PERIOD.....  27
      OPTION 5 - CERTAIN PERIOD.............................................  28
   ANNUITY INCOME UNITS.....................................................  28
   DETERMINATION OF THE INITIAL VARIABLE INCOME PAYMENT.....................  28
   ADDITIONAL ITEMS THAT MAY IMPACT INCOME PAYMENTS.........................  29
      IMPACT OF ANNUITANT'S AGE ON INCOME PAYMENTS..........................  29
      IMPACT OF ANNUITANT'S GENDER ON INCOME PAYMENTS.......................  29
      IMPACT OF LENGTH OF PAYMENT PERIODS ON INCOME PAYMENTS................  29
   DETERMINATION OF SUBSEQUENT VARIABLE INCOME PAYMENTS.....................  29
   ASSUMED INVESTMENT RETURN................................................  29
ACCESS TO YOUR MONEY........................................................  30
   GENERALLY................................................................  30
   WITHDRAWAL RIGHTS........................................................  30
      WITHDRAWAL CHARGE.....................................................  30
      WITHDRAWAL PROCEDURES.................................................  30
      WITHDRAWAL LIMITATIONS................................................  30
   EXAMPLE OF A FULL WITHDRAWAL FOR A CERTAIN PERIOD CONTRACT...............  31
      TAXES ON WITHDRAWALS..................................................  31
   DEFERMENT OF PAYMENTS....................................................  31
DEATH BENEFIT...............................................................  31

   SUCCESSION OF CONTRACT OWNERSHIP.........................................  31
   NOTIFICATION OF DEATH....................................................  32
   DEATH OF THE CONTRACT OWNER AND/OR ANNUITANT.............................  32
   DESIGNATION OF BENEFICIARY...............................................  33
PERFORMANCE.................................................................  33
TAXES.......................................................................  34
   INTRODUCTION.............................................................  34
   ANNUITY CONTRACTS IN GENERAL.............................................  34
   TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS.....................  34
   DISTRIBUTIONS IN GENERAL.................................................  35
      WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2 -- A
         WITHDRAWAL MAY TRIGGER A 10% TAX PENALTY UNLESS AN
         EXCEPTION APPLIES..................................................  35
      INDIVIDUAL RETIREMENT ANNUITIES ("IRA")...............................  35
      ROLLOVERS.............................................................  36
      CONVERSIONS...........................................................  36
   TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS.................  36
      GENERAL...............................................................  36
      WITHDRAWALS...........................................................  37
      WITHDRAWAL MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN
         EXCEPTION APPLIES..................................................  37
   NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS.....................  38
   SECTION 1035 EXCHANGES...................................................  38
   DIVERSIFICATION AND INVESTOR CONTROL.....................................  38
   WITHHOLDING..............................................................  38
OTHER INFORMATION...........................................................  39
   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK.........  39
   GUARANTEE OF INSURANCE OBLIGATIONS.......................................  39
   DISTRIBUTION OF THE CONTRACT.............................................  39
   LEGAL PROCEEDINGS........................................................  40
FINANCIAL STATEMENTS........................................................  40
APPENDIX A..................................................................  41
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................  46

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR IMMEDIATE VARIABLE ANNUITY

                  ADMINISTRATIVE CENTER:                             HOME OFFICE:                   PREMIUM PAYMENTS:
---------------------------------------------------------   -----------------------------   --------------------------------
(EXPRESS DELIVERY)              (U.S. MAIL)                 The United States Life          (EXPRESS DELIVERY)
The United States Life          The United States Life      Insurance Company in the City   The United States Life Insurance
Insurance Company in the City   Insurance Company in the    of New York                     Company in the City of New York
of New York                     City of New York            70 Pine Street                  c/o Southwest Bank of Texas
SPIA Operations 2-D1            SPIA Operations 2-D1        New York, New York 10270        Attn: Lockbox 4532
2727-A Allen Parkway            P. O. Box 3018              1-212-709-6000                  1801 Main Street
Houston, Texas 77019            Houston, Texas 77019-2116                                   Houston, Texas 77002
1-800-242-4079                                                                              (U.S. MAIL)
Fax: 1-713-620-3139                                                                         The United States Life Insurance
(EXCEPT PREMIUM PAYMENTS)                                                                   Company in the City of New York
                                                                                            c/o Southwest Bank of Texas
                                                                                            Attn: Lockbox 4532
                                                                                            Houston, Texas 77210

                                   DEFINITIONS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ADMINISTRATIVE CENTER - Our Administrative Center is located at 2727-A Allen Parkway, 2-D1, Houston, Texas 77019, telephone: 1-800-242-4079.

ANNUITANT - The person whose life determines the duration of Income Payments involving life contingencies. The Annuitant is usually the Contract Owner, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Payout Options under the Contract permit a Joint Annuitant. In the event there is a Joint Annuitant then the main Annuitant is considered to be the "Primary Annuitant." Certain Qualified Contracts require the Annuitant and the Contract Owner to be the same person.

ANNUITY STARTING DATE - The latter of the Contract Date and the first day of the first Modal Time Period.

ANNUITY INCOME UNIT - An accounting unit of measure used to calculate Income Payments.

ANNUITY INCOME UNIT VALUE - The value of one Annuity Income Unit.

ASSUMED INVESTMENT RETURN - The Assumed Investment Return (or "AIR") is a factor used in calculating the initial and subsequent variable Income Payments.

BENEFICIARY - The person (or entity) selected by the Contract Owner to become the new Contract Owner in the event that the Contract Owner(s) and the Annuitant(s) die.

COMPANY - The United States Life Insurance Company in the City of New York, 70 Pine Street, New York, New York 10270. Unless otherwise noted, all references to "we" or "us" in this prospectus refers to the Company, USL.

CONTRACT DATE - The date your Contract is issued and becomes effective.

CONTRACT OWNER - The person (or persons) who controls all the rights and benefits under the Contract. Unless otherwise noted, all references to "you" or "your", in this prospectus, refer to the Contract Owner.

CONTRACT YEAR - Each 12 month period beginning on the Contract Date.

DEATH BENEFIT - The amount payable, if any, after the Contract Owner and Annuitant die.

DIVISION - Separate and distinct Divisions of the Separate Account to which underlying shares of a Fund are allocated. The performance of the selected Division(s) is used to determine the value of variable Income Payments.

FIXED ACCOUNT - The portion of the Premium Payment allocated to USL's general account to provide for fixed Income Payments.

INCOME PAYMENTS - The series of periodic Income (annuity) Payments selected by the Contract Owner.

INCOME START DATE - The date on which Income Payments begin. You choose this date when you purchase the Contract. It cannot be later than 12 months after the Contract Date.

MODAL TIME PERIOD - The period of time (mode) ending on the date that an Income Payment is made. For example, if you select monthly Income Payments, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made.

NON-QUALIFIED CONTRACT - An annuity purchased with dollars already subjected to taxation.

PAYEE - The person or party designated to receive Income Payments.

PAYOUT OPTION - The manner in which the stream of Income Payment(s) is paid to the Payee.

PREMIUM PAYMENT - Money sent to us to purchase your Contract. Because the Contract is a single Premium Payment Contract, you are permitted to make only one Premium Payment to us. However, the Premium Payment may come to us from multiple sources. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

QUALIFIED CONTRACT - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by an IRA.

RIGHT TO CANCEL - Time period immediately following the Contract Date, when you may return your Contract to the Company. Your Contract or materials related to your Contract may use the terms "Right to Examine Period" or "Free Look Period" to describe the Right to Cancel.

SAI - Statement of Additional Information.

SEMI-ANNUAL BENEFIT LEVELING - The adjustment to variable Income Payments to make Income Payments made during the following six months equal in amount.

STATUTORY PREMIUM TAX - A tax or similar type fee charged by a state or municipality on your Premium Payment.

USL - The United States Life Insurance Company in the City of New York.

VALUATION DATE OR VALUATION DAY - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 3:00 p.m. Central time.

VALUATION PERIOD - The period between the close of business (which is the close of the NYSE) on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT


This summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract itself. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Account." All page number references refer to pages in this prospectus unless otherwise stated. Immediate annuities such as the Contract are often referred to as "income annuities."

PURPOSE OF THE PLATINUM INVESTOR ANNUITY CONTRACT

The Contract described in this prospectus provides Income Payments to the Payee, based on:

     .    the life of the Annuitant(s);

     .    the life of the Annuitant(s) with a certain period of years; or

     .    for a certain period of years.

You may select from a number of Payout Options. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. You may choose Income Payments on a monthly, quarterly, semi-annual, or annual basis.

TYPES OF CONTRACTS

There are two types of Contracts, qualified and non-qualified. A Qualified Contract must be purchased with contributions rolled-over from a qualified plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA or Roth IRA. You may purchase a Non-Qualified Contract with money from any source other than a qualified source.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $25,000. You cannot add to your Contract at a later date (it is a single Premium Payment Contract.). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for any aggregated Premium Payment exceeding $1,000,000. In general, we will not issue a Contract with Annuitant(s) over age 90, but reserve the right to increase or decrease that age.

THE INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS. When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide for variable Income Payments. Our Separate Account is divided into 58 Divisions, 45 of which are offered under the Contract. Each of the 45 Divisions constitutes a variable investment option, and invests exclusively in shares of a specific Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively the "Funds"). See page 11 of this prospectus for a list of the underlying Funds and their Investment Advisors.

The investment performance of each Division is linked to the investment performance of its corresponding underlying Fund. Assets in each of the Divisions belong to USL, but are accounted for separately from USL's other assets and can be used only to satisfy its obligations under the Contracts.

Allocating part or all of your Premium Payment to a Division means you have elected, at least in part, variable Income Payments. The amount of your variable Income Payments will increase or decrease depending on the investment performance of the Division(s) you selected. You bear the investment risk for amounts allocated to a Division.

FIXED ACCOUNT. You can also allocate all or part of your premium to the Fixed Account and elect fixed Income Payments. With the Fixed Account, you will receive fixed Income Payments that will not fluctuate from the scheduled amount set forth in your Contract.

No transfers or withdrawals may be made out of the Fixed Account.

EXPENSES

USL deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" on page 23.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each variable investment option for mortality and expense risks.

ADMINISTRATIVE CHARGE. We deduct a daily administrative charge from the assets of each variable investment option.

STATUTORY PREMIUM TAX CHARGE. Certain states assess a Statutory Premium Tax charge for Premium Payments made under the Contract. If applicable, the Statutory Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" in this prospectus for more information.

SALES CHARGE. We deduct a one time sales charge from your Premium Payment.

WITHDRAWAL CHARGE. During the first eight Contract Years, we deduct a withdrawal charge for a full withdrawal under the Contract.

CONTRACT FEE. We deduct a one time charge from your Premium Payment.

FUND EXPENSES. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

RIGHT TO CANCEL THE CONTRACT

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract, or as required in your state. See "Right to Cancel" on page 19.

WITHDRAWALS

Depending on the Payout Option you choose, you may be permitted to make a full withdrawal of monies from the variable investment options portion of your Contract. All full withdrawals are subject to a 1% (of the amount withdrawn) withdrawal charge during the first eight Contract Years. However, please keep in mind that the Contract is designed to meet long-term financial goals. The Contract is not suitable as a short-term investment.

INCOME PAYMENTS

Income Payments begin on the Income Start Date. Income Payments will be based on the Payout Option chosen at the time of application. Once selected on the application and received by our Administrative Center, the Payout Option may not be changed or modified. You can receive fixed or variable Income Payments or a combination of the two. Fixed Income Payments will not fluctuate from the scheduled amount set forth in your Contract. Variable Income Payments will change from Income Payment to Income Payment depending on the performance of the variable investment option(s) that you have chosen. With a combination of fixed and variable Income Payments, a portion of your Income Payments will not fluctuate from the scheduled amount set forth in your Contract, and a portion will fluctuate.

You can receive payments for life, for life with a certain period, or for a certain period only. You can also receive payments on a monthly, quarterly, semi-annual, or annual basis.

See "INCOME PAYMENTS" on page 25 for more detailed information. You may also wish to contact your tax or other financial advisor to determine the types of Income Payments that may be right for you.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and withdrawing money from the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw money from the Contract, or transfer amounts between investment options. Statutory Premium Taxes may also be charged. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                   MAXIMUM CONTRACT OWNER TRANSACTION EXPENSES

                CHARGE                                MAXIMUM AMOUNT
--------------------------------------   ---------------------------------------
Sales Load Imposed on Purchases (as a
   percentage of Premium Payment)        4.0%
Withdrawal Charge*                       1.0% of the amount withdrawn
Contract Fee (one time)                  $100
Transfer Fee                             $25 (There is no charge for the first
                                         12 transfers each Contract Year;
                                         thereafter, we reserve the right to
                                         charge a fee of $25 per transfer.)

----------
* The Withdrawal Charge applies for the first 8 Contract Years only. Only Payout Option-5 permits withdrawals.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

          SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily variable account value)

                   CHARGE                      CURRENT AMOUNT   MAXIMUM AMOUNT
--------------------------------------------   --------------   --------------
Mortality and Expense Risk Charge                   0.40%            1.10%
Administrative Charge                               0.15%            0.15%
   TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES           0.55%            1.25%

The next table describes the Fund fees and expenses that the Fund will charge periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2007. Current and future expenses for the Funds may be higher or lower than those shown.

            ANNUAL FUND FEES AND EXPENSES (as a percentage of average
                         daily variable account value)

                           CHARGE                             MAXIMUM   MINIMUM
-----------------------------------------------------------   -------   -------
Total Annual Fund Operating Expenses (expenses that are
   deducted from fund assets include management fees,
   distribution (12b-1) fees, and other expenses)/(1)/         1.28%     0.24%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

     /(1)/ Currently, 12 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers will last expire no later than April 30, 2009. The impact of contractual reimbursements or fee waivers is as follows:

Charge                                                        Maximum   Minimum
-----------------------------------------------------------   -------   -------
Total Annual Fund Operating Expenses for all of the
   Funds After Contractual Reimbursement or Fee Waiver         1.18%     0.24%

                         CONDENSED FINANCIAL INFORMATION

There were no historical unit values as of the date of this prospectus.

                               INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS

SEPARATE ACCOUNT USL VA-R. USL established Separate Account USL VA-R on August 8, 1997. The Separate Account has 58 Divisions, 45 of which are available under the Contracts offered by this prospectus. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of USL's general business, and the assets of the Separate Account belong to USL. Under New York law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that USL may conduct. These assets will be held exclusively to meet USL's obligations under this Contract and other variable annuity contracts issued through the Separate Account. Furthermore, USL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of USL.

DIVISIONS. We divided the Separate Account into Divisions, each of which invests in shares of a corresponding underlying Fund. One or more of the Funds may sell its shares to other funds. You may invest your Premium Payment in Divisions investing in the Funds listed in the following table. The name of each underlying Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the underlying Funds with footnotes next to their name. The text of the footnotes follows the table. For these underlying Funds, whose name does not describe their type, we provide that information immediately following the table. Fund sub-advisers are shown in parentheses.

                        UNDERLYING FUNDS                                INVESTMENT ADVISOR (SUB-ADVISOR, IF APPLICABLE)
----------------------------------------------------------------   --------------------------------------------------------
AIG Retirement Co. I/(1)/ International Equities Fund              VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/(1)/ Mid Cap Index Fund                       VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/(1)/ Money Market I Fund                      VALIC* (AIG SunAmerica Asset Management Corp.)
AIG Retirement Co. I/(1)/ Nasdaq-100(R) Index Fund                 VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/(1)/ Science & Technology Fund/(2/)           VALIC*
                                                                   (RCM Capital Management, LLC)
                                                                   (T. Rowe Price Associates, Inc.)
                                                                   (Wellington Management Company, LLP)
AIG Retirement Co. I/(1)/ Small Cap Index Fund                     VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/(1)/ Stock Index Fund                         VALIC* (AIG Global Investment Corp.)
AIM V.I. International Growth Fund - Series I Shares               Invesco Aim Advisors, Inc.
                                                                   (AIM Funds Management Inc.)
                                                                   (Invesco Asset Management Deutschland, GmbH)
                                                                   (Invesco Asset Management (Japan) Limited)
                                                                   (Invesco Asset Management Limited)
                                                                   (Invesco Australia Limited)
                                                                   (Invesco Global Asset Management (N.A.), Inc.)
                                                                   (Invesco Hong Kong Limited)
                                                                   (Invesco Institutional (N.A.), Inc.)
                                                                   (Invesco Senior Secured Management, Inc.)
Alger American Capital Appreciation Portfolio - Class O            Fred Alger Management, Inc.
   Shares/(3)/
Alger American MidCap Growth Portfolio - Class O Shares            Fred Alger Management, Inc.
American Century VP Value Fund                                     American Century Investment Management, Inc.
American Century VP II Inflation Protection Fund                   American Century Investment Management, Inc.
Credit Suisse Trust Small Cap Core I Portfolio                     Credit Suisse Asset Management, LLC
Fidelity(R) VIP Asset Manager(SM) Portfolio - Service
   Class 2/(4)/                                                    Fidelity Management & Research Company (FMR Co., Inc.)
                                                                   (Fidelity International Investment Advisors)
                                                                   (Fidelity International Investment Advisors (U.K.)
                                                                   Limited)
                                                                   (Fidelity Investments Japan Limited)
                                                                   (Fidelity Investments Money Management, Inc.)
                                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                                   (Fidelity Research & Analysis Company)

                        UNDERLYING FUNDS                                INVESTMENT ADVISOR (SUB-ADVISOR, IF APPLICABLE)
----------------------------------------------------------------   --------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/(5)/     Fidelity Management & Research Company (FMR Co., Inc.)
                                                                   (Fidelity International Investment Advisors)
                                                                   (Fidelity International Investment Advisors (U.K.)
                                                                   Limited)
                                                                   (Fidelity Investments Japan Limited)
                                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                                   (Fidelity Research & Analysis Company)
Fidelity(R) VIP Equity-Income Portfolio - Service Class 2          Fidelity Management & Research Company (FMR Co., Inc.)
                                                                   (Fidelity International Investment Advisors)
                                                                   (Fidelity International Investment Advisors (U.K.)
                                                                      Limited)
                                                                   (Fidelity Investments Japan Limited)
                                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                                   (Fidelity Research & Analysis Company)
Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2/(6)/      Strategic Advisers(R), Inc.
                                                                   Fidelity Management & Research Company
Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/(7)/      Strategic Advisers(R), Inc.
                                                                   Fidelity Management & Research Company
Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/(8)/      Strategic Advisers(R), Inc.
                                                                   Fidelity Management & Research Company
Fidelity(R) VIP Growth Portfolio - Service Class 2                 Fidelity Management & Research Company (FMR Co., Inc.)
                                                                   (Fidelity International Investment Advisors)
                                                                   (Fidelity International Investment Advisors (U.K.)
                                                                   Limited)
                                                                   (Fidelity Investments Japan Limited)
                                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                                   (Fidelity Research & Analysis Company)
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2                Fidelity Management & Research Company (FMR Co., Inc.)
                                                                   (Fidelity International Investment Advisors)
                                                                   (Fidelity International Investment Advisors (U.K.)
                                                                      Limited)
                                                                   (Fidelity Investments Japan Limited)
                                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                                   (Fidelity Research & Analysis Company)
Franklin Templeton VIP Franklin Small Cap Value Securities Fund
  - Class 2                                                        Franklin Advisory Services, LLC
Franklin Templeton VIP Franklin U.S. Government Fund - Class 2     Franklin Advisers, Inc.
Franklin Templeton VIP Mutual Shares Securities Fund - Class
   2/(9)/                                                          Franklin Mutual Advisers, LLC
Franklin Templeton VIP Templeton Foreign Securities Fund - Class
   2                                                               Templeton Investment Counsel, LLC
Janus Aspen International Growth Portfolio - Service Shares        Janus Capital Management LLC
Janus Aspen Mid Cap Growth Portfolio - Service Shares              Janus Capital Management LLC
JPMorgan Small Company Portfolio                                   J.P. Morgan Investment Management Inc.
MFS(R) VIT New Discovery Series - Initial Class/(10)/              Massachusetts Financial Services Company
MFS(R) VIT Research Series - Initial Class/(11)/                   Massachusetts Financial Services Company
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I            Neuberger Berman Management Inc. (Neuberger Berman, LLC)
Oppenheimer Balanced Fund/VA - Non-Service Shares/(12)/            OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA - Non-Service Shares         OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -
   Administrative Class/(13)/                                      Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio - Administrative Class/(14)/       Pacific Investment Management Company LLC
PIMCO VIT Short-Term Portfolio - Administrative Class              Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Class            Pacific Investment Management Company LLC
Pioneer Mid Cap Value VCT Portfolio - Class I Shares               Pioneer Investment Management, Inc.
Putnam VT Diversified Income Fund - Class IB                       Putnam Investment Management, LLC (Putnam Investment
                                                                      Limited)
Putnam VT International Growth and Income Fund - Class IB          Putnam Investment Management, LLC (Putnam Investment
                                                                      Limited)

                        UNDERLYING FUNDS                                INVESTMENT ADVISOR (SUB-ADVISOR, IF APPLICABLE)
----------------------------------------------------------------   --------------------------------------------------------
SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares         AIG SunAmerica Asset Management Corp.
SunAmerica ST Balanced Portfolio - Class 1 Shares/(15)/            AIG SunAmerica Asset Management Corp.
                                                                   (J.P. Morgan Investment Management, Inc.)
Van Kampen LIT Growth and Income Portfolio - Class I Shares        Van Kampen Asset Management
Vanguard** VIF High Yield Bond Portfolio                           Wellington Management Company, LLP

Vanguard** VIF REIT Index Portfolio                                The Vanguard Group, Inc.

1 Effective May 1, 2008, VALIC Company I is changing its name to AIG Retirement Company I.

2 The Fund type for AIG Retirement Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

3 Effective May 1, 2008, the Alger American Leveraged AllCap Portfolio is changing its name to Alger American Capital Appreciation Portfolio.

4 The Fund type for Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2 is high return.

5 The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.

6 The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

7 The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

8 The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.

9 The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.

10 The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.

11 The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.

12 The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

13 The Fund type for PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio - Administrative Class is maximum real return.

14 The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.

15 The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.

*    "VALIC" means The Variable Annuity Life Insurance Company.

**   "Vanguard" is a trademark of The Vanguard Group, Inc.

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

We have entered into various services agreements with most of the advisors or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Contract Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% annually of the average daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% annually of the average daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Contracts. These fees are generally equal to 0.25% annually of the average daily market value of the assets invested in the underlying Fund.

From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Contracts that are not described under "EXPENSES" on page 23.

VOTING PRIVILEGES. We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your amount invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Contract Owners participating in that Fund through the Separate Account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Contract Owner such materials, we will vote the shares as we determine in our sole discretion.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

FIXED ACCOUNT

Any portion of your net Premium Payment you allocate to the Fixed Account goes into our general account. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our separate accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors. The availability of the Fixed Account option may be restricted in some states. The offering of interests under the Contract relating to the Fixed Account is not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

To the extent that you allocate premium or transfer amounts into the Fixed Account, we guarantee that the amount of the Income Payments you receive will be unaffected by investment performance.

No transfers to a variable investment option may be made from the Fixed Account under the Contract.

                        PARTIES INVOLVED IN THE CONTRACT

Several parties may play a role in the Contract. These include the Contract Owner, the Annuitant (and the Joint Annuitant, where applicable), the Beneficiary and the Payee.

CONTRACT OWNER

Unless otherwise provided, you have all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the Contract.

At the time of application, you designate/elect:

..    an Annuitant, and if applicable, a Joint Annuitant;

..    the frequency of Income Payments, Payout Option, Assumed Investment Return,
     and Income Start Date;

..    a Beneficiary and, if applicable, a contingent Beneficiary;

..    a Payee and, if applicable, a contingent Payee;

..    the portion of the single Premium Payment used to purchase fixed Income
     Payments and/or variable Income Payments;

..    the allocation among investment options; and

..    any optional Contract features such as Semi-Annual Benefit Leveling (see page 26) and/or Automatic Rebalancing (see page 22).

OWNERSHIP RIGHTS BETWEEN THE CONTRACT DATE AND THE INCOME START DATE. Between the date of issue and the Income Start Date, you have the right to:

..    cancel the Contract during the free look period;

..    change the Beneficiary and/or the contingent Beneficiary;

..    change allocations among investment options (subject to certain limitations);

..    depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

..    elect or revoke a prior election of Semi-Annual Benefit Leveling; and

..    on Non-Qualified Contracts only: change Contract Owner, Joint Contract
     Owner and/or Payee.

OWNERSHIP RIGHTS BETWEEN THE INCOME START DATE AND PRIOR TO THE ANNUITANT'S DEATH. After the Income Start Date and prior to the Annuitant's death, you have the right to:

..    for Non-Qualified Contracts only: change the Contract Owner and/or Joint
     Contract Owner

..    for Non-Qualified Contracts only: change the Payee;

..    change the Beneficiary and/or the contingent Beneficiary;

..    change allocations among investment options;

..    depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

..    elect or discontinue Semi-Annual Benefit Leveling;

..    elect or discontinue Automatic Rebalancing; and

..    assign an interest in the Contract and future Income Payments.

JOINT OWNERSHIP. Joint Contract Owners each own an undivided interest in the Contract. A joint Contract Owner may only be named in Non-Qualified Contracts.

CHANGES. All changes, except those to Semi-Annual Benefit Leveling, will take effect as of the time such changes are recorded by USL, whether or not the Contract Owner or Annuitant is living at the time of the recording. USL will not be liable for any payments made or actions taken by USL before recording the change.

USL may require that all changes be submitted in writing or in another form USL deems acceptable. USL may require that signatures be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require that signatures be properly notarized under state law.

Any changes in the Contract Owner, Joint Contract Owner or Payee could have adverse tax consequences. You should consult a tax advisor before any changes are requested. USL is not responsible for the tax consequences of any ownership or Payee changes.

ANNUITANT AND JOINT ANNUITANT

The Annuitant's (and Joint Annuitant's, if applicable) life expectancy is used to determine the amount and duration of any Income Payments made under Payout Options involving life contingencies. The Annuitant (and joint Annuitant, if applicable) must be age 90 or younger at the time of Contract issuance, unless USL approves a request for an Annuitant or joint Annuitant of greater age. Once designated, the Annuitant and joint Annuitant, if applicable, cannot be changed. Joint Annuitants can be named only if permitted under the elected Payout Option. If Payout Option-5 is selected, Income Payments are determined without regard to an Annuitant.

For Contracts issued as IRAs, the Contract Owner and Annuitant must be the same person and this individual's entire interest in the Contract is nonforfeitable.

PAYEE

The Payee is the person or party that you designate to receive Income Payments. In most circumstances, the Payee will be you and/or the Annuitant. For Non-Qualified Contracts, you may name more than one Payee under the Contract. Multiple Payees will share Income Payments equally, unless you designate otherwise. If no Payee is designated on the application, then the Annuitant will be the Payee. If a Payee dies while receiving Income Payments, the Company will make any required Income Payments to you, or the Beneficiary, if no Contract Owner is living.

In no event will any Payee, who is not also the Contract Owner, have any ownership rights under the Contract.

BENEFICIARY AND CONTINGENT BENEFICIARY

The Beneficiary is the person who may receive benefits under the Contract if the Contract Owner, who is also the Annuitant (and the Joint Annuitant, if applicable) dies after the Annuity Start Date. See "Succession of Contract Ownership" on page 31 of this prospectus. You can name more than one Beneficiary. The Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable) the Beneficiary's rights will vest in the contingent Beneficiary. Contingent Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary or contingent Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable), all Beneficiary rights will vest with the Contract Owner or the last surviving Contract Owner's estate.

                          THE CONTRACT AND HOW IT WORKS

GENERAL DESCRIPTION

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. In return for your one time Premium Payment, the Platinum Investor Annuity Contract provides a stream of income in the form of Income Payments beginning on the Income Start Date you select. The Income Start Date must be within 12 months of the Contract Date. You may purchase the Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase the Contract by rolling over assets from an individual retirement annuity or account or from a qualified plan (a Qualified Contract). Immediate annuities such as the Contract are often referred to as "income annuities."

The Contract is called a variable annuity because you have the ability to allocate your money among variable investment options. Each variable investment option constitutes a Division of our Separate Account, investing in shares of a corresponding Fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Divisions, the amount of the variable Income Payments will depend on the investment performance of the corresponding underlying Funds, along with certain other factors. See "INCOME PAYMENTS" on page 25.

The Contract also has a fixed investment option, the Fixed Account that is part of our general account. Each Income Payment from the Fixed Account of your Contract will not fluctuate from the scheduled amount set forth in your Contract, unless amounts are later transferred from the variable investment options to the Fixed Account.

Under the Contract, you will have access to your investment only through Income Payments, or certain limited withdrawal provisions. The Contract should only be purchased by individuals who will not need access to their full Premium Payment in the immediate or short-term future.

PURCHASING A CONTRACT

You may purchase a Contract by completing and submitting an application along with a Premium Payment. You may also transfer assets from an existing investment or insurance product. Such transfers might include a 1035 exchange, a transfer of accumulated funds from an IRA, Roth IRA or Qualified Contract or funds transferred from mutual fund accounts or other non-qualified accounts. The minimum Premium Payment is $25,000. No additional Premium Payments are permitted (although monies may be paid into the Contract from multiple sources). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for, and certain restrictions may apply to, any aggregated Premium Payment that would exceed $1,000,000. For example, we reserve the right to allocate any Premium Payment exceeding $1,000,000 to the Money Market Portfolio for 15 days after we receive it. (In some states this period may be longer). See "Right to Return" below.

You must be of legal age (age of majority) in the state where the Contract is being purchased or a guardian must act on your behalf.

The method you use to purchase a Contract may have certain tax consequences. You should consult a tax advisor to determine the best strategy for your individual situation.

ALLOCATION OF PREMIUM PAYMENT

When we receive your properly completed application, we will apply the full amount of your net Premium Payment (Premium Payment minus taxes and one time charges) to the purchase of a Contract within two Valuation Days. We will consider your application properly completed when:

     (1) you have provided all the information requested on the application form;

     (2) we have received adequate proof of the Annuitant's date of birth (and the date of birth of Joint Annuitant, if any); and

     (3) we receive the entire amount of your Premium Payment (from all sources).

The date we credit your Premium Payment and issue a Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information to us within five Valuation Days of the time we receive your application, we will return your Premium Payment unless we obtain your specific permission to keep it until you complete the application.

The Contract Owner determines the initial allocation of the net Premium Payment among the Fixed Account and the Divisions. The initial allocation is shown on the application for a Contract and will remain in effect until changed by written notice from the Contract Owner. Allocations to the fixed and variable investment options cannot be less than 5% per option and must total 100%.

Over the lifetime of your Contract, you may allocate part or all of your net Premium Payment to no more than 30 Divisions. This limit includes those Divisions from which you have either transferred or withdrawn all of the amount previously allocated to such Divisions. For example, if you allocate 100% of your net Premium Payment to the money market Division, you have selected the money market Division as one of the 30 Divisions available to you. When you transfer the full amount out of the Money Market Division, it remains as one of the 30 Divisions available to you, even if you never again allocate any amount back into the money market Division.

RIGHT TO CANCEL

If you change your mind about purchasing the Contract, you can cancel it within 10 days after receiving it (or a longer period, if required in your state). To exercise your Right to Cancel your Contract, you must mail it directly to USL, or give it to the agent from whom you received it, within 10 days after you receive it. See page 4 of this prospectus for USL's contact information. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

You will receive back the current value of your Contract on the day we receive your request, less any previously deducted contract charges and Income Payments paid (in states where permitted). In certain states, we may be required to give you back your Premium Payment if you decide to cancel your Contract within 10 days after receiving it (or the period required in your state). If that is the case, we reserve the right to allocate your Premium Payment, if it exceeds $1,000,000, to the money market Division for 15 days after we receive it. (In some states, the period may be longer.) At the end of that period, we will re-allocate your money as you selected. This reallocation will not count against the 12 free transfers that you are permitted to make each year. As with all variable investment options, you bear the risk associated with investment in the money market Division.

KEY CONTRACT DATES

During the life of your Contract there are certain significant dates that may impact certain features of your Contract.

..    CONTRACT DATE. The Contract Date is the day your Contract is issued and becomes effective. See "Allocation of Premium Payment" on page 18.

..    ANNUITY STARTING DATE. The Annuity Starting Date is a date used for certain
     Federal Income Tax purposes. The Annuity Starting Date is the later of the Contract Date and the first day of the Modal Time Period. For example, if the Contract Date is June 19 and the first day of the Modal Time Period is July 1 with monthly Income Payments beginning August 1, the Annuity
     Starting Date is July 1.

..    INCOME START DATE. The Income Start Date is the date on which Income
     Payments begin. You choose the Income Start Date when you purchase the Contract (and it cannot be changed). The Income Start Date cannot be later than 12 months after the Contract Date.

..    MODAL TIME PERIOD. The Modal Time Period is the period of time between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, your next variable Income Payment (if applicable) is calculated based on the performance of the Divisions you have chosen, your selected Assumed Investment Return and certain other factors.

..    INCOME END DATE. The Income End Date is the day on which your Income
     Payments are set to end.

INCOME PAYMENTS

See the "INCOME PAYMENTS" section of this prospectus on page 25.

ACCESS TO YOUR MONEY

See the "ACCESS TO YOUR MONEY" section of this prospectus on page 30.

RIGHTS RESERVED BY THE COMPANY

The Company reserves the following rights to:

..    Reflect a change in the Separate Account or any Division thereunder;

..    Create new separate accounts;

..    Operate the Separate Account in any form permitted under the Investment
     Company Act of 1940 or in any other form permitted by law;

..    Transfer any assets in any Division in the Separate Account to another separate account;

..    Add, combine or remove Divisions in the Separate Account, or combine the
     Separate Account with another separate account;

..    Make any new Divisions available to the Contract Owner on a basis to be determined by the Company;

..    Substitute for the shares held in any Division, the shares of another underlying fund or the shares of another investment company or any other investment permitted by law;

..    Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

..    Make any changes to comply with the rules of any Fund.

                                    TRANSFERS

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of your net Premium Payment among investment options to provide variable and/or fixed Income Payments can be changed by transfers of values among the investment options made by written request. We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the Fixed Account to a variable investment option, but transfers can be made from the variable investment options to the Fixed Account or to other variable investment options. See "Allocation of Premium Payment" on page 18 of this prospectus for additional limitations on transfers.

HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED

     (1) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (2) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (3) The result of (B) is the number of Annuity Units allocated to the new subaccount.

The minimum amount that can be transferred is $50 worth of annuity income payments. The transfer request must clearly state which investment options are involved and the amount of the transfer.

EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS

When you transfer money among the variable investment options, we will redeem units of the affected Divisions at their prices as of the end of the current Valuation Date. We will credit any Division you transfer the money to at the same time. The amount of the allocation in each Division will change with that Division's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

WITHDRAWALS AND TRANSFER REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to make withdrawals or to transfer values among the Contract Owner's investment options, contingent upon the Contract Owner's providing us with instructions in good order. This means that the Contract Owner's request must be accompanied by sufficient detail to enable us to withdraw or transfer assets properly.

If we receive a withdrawal or transfer request and it is not in good order, the withdrawal or transfer will not be completed until we receive all necessary information.

We will attempt to obtain Contract Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and notify the Contract Owner when the request is canceled.

AUTOMATIC REBALANCING

This feature automatically rebalances the current proportional value of your benefit amount allocated to each variable investment option under your Contract to correspond to your then current benefit allocation designation. Automatic rebalancing entails taking assets from the better performing Divisions and allocating them to the lesser performing Divisions. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses.

You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. You may request this feature at any time. Automatic rebalancing will occur as of the end of the Valuation Period that contains the date of the month your Contract was issued. For example, if your Contract is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Income Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

MARKET TIMING

MARKET TIMING. The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Contract Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean two things in this discussion about market timing. An exchange is a transfer of your Contract value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one annuity contract for another life insurance policy or contract.

We are required to monitor the Contracts to determine if a Contract Owner requests:

     . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option, other than the money market investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option, other than the money market investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violations of this policy will result in the suspension of Contract transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $25 charge for each transfer in excess of 12 each Contract year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

                                    EXPENSES

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Income Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The annual maximum mortality and expense risk charge for the Contracts is 1.10%. Currently, we charge a mortality and expense risk charge of 0.40%.

The mortality and expense risk charge compensates us for assuming the risk that we will have to make Income Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit. The Company assumes the risk of making all applicable monthly Income Payments regardless of how long Annuitants may live.

ADMINISTRATIVE CHARGE

This charge is for administration and operations, such as allocating the premium and administering the Contracts. The maximum and current annual administrative charge for the Contracts is 0.15% of the daily value of the variable portion of your Contract. The Company incurs charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

CONTRACT FEE

When USL receives your Premium Payment, we will deduct any applicable Statutory Premium Tax and a one-time $100 Contract Fee. The Contract Fee compensates USL for the administrative costs of issuing the Contract.

SALES CHARGE

We will deduct a maximum of 4.0% of your Premium Payment as a Sales Charge. The value of your Premium Payment (or "net" Premium Payment), after the Sales Charge, other one time charges and Statutory Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable Income Payments. USL receives the Sales Charge to cover sales expenses, including commissions.

WITHDRAWAL CHARGE

Unless a full withdrawal is exempt from the Withdrawal Charge (as discussed below), a Withdrawal Charge of 1% of the amount that you withdraw during the first eight Contract Years will apply to your Contract.

The Withdrawal Charge reimburses us for part of our expense for distributing the Contracts and is deducted from the total withdrawal amount requested.

The Withdrawal Charge will not apply to:

     .    any amounts paid out as fixed and/or variable Income Payments;

     . any amounts paid out upon the death of the Contract Owner or Annuitant; and

     .    any amounts withdrawn beginning in the ninth Contract Year.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any Statutory Premium Tax imposed on us by the state or locality where you reside. The state of New York currently imposes no Statutory Premium Taxes on annuity Contracts.

TRANSFER FEE

We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Funds. The maximum and minimum Fund expenses are described in the fee table on page 10 of this prospectus.

GENERAL

If the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                                INCOME PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Payee will receive a stream of periodic Income Payments. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. Immediate annuities such as the Contract are often referred to as "income annuities."

FIXED INCOME PAYMENTS. Fixed Income Payments provide for a stream of income guaranteed by the Company that doesn't change (unless you later transfer money from the variable investment options to the Fixed Account) over the course of your lifetime or for the Certain Period (as scheduled in your Contract).

VARIABLE INCOME PAYMENTS. Variable Income Payments provide for a stream of income that fluctuates based on the performance, adjusted by the Assumed Investment Return, of the variable investment options that you choose. You can transfer money among the Divisions that make up the variable investment options, subject to certain fees and restrictions.

COMBINATION FIXED AND VARIABLE INCOME PAYMENTS. By allocating a portion of your money to the Fixed Account and the Separate Account, through the variable investment options, you receive Income Payments a portion of which is guaranteed to never change from what is scheduled in your Contract, and a portion of which fluctuates based on the performance adjusted by the Assumed Investment Return, of the variable investment options that you have chosen.

If you select variable or combination fixed and variable Income Payments options, your investment is subject to market fluctuation. The value of your Contract and the amount of each Income Payment you receive could increase or decrease.

INCOME START DATE

We call the date that your Income Payments begin the Income Start Date. At the time that you purchase the Contract, you select the Income Start Date. The Income Start Date must be within 12 months after the Contract Date and can start as early as two weeks after we receive your Premium Payment. If a state requires that Income Payments begin prior to such date, we must comply with those requirements.

FREQUENCY AND AMOUNT OF INCOME PAYMENTS

Income Payments are made based on the Payout Option and frequency selected. Income Payment frequencies available are: monthly, quarterly, semi-annually, or annually. In no event will USL make Income Payments less frequently than annually.

USL reserves the right to change the frequency of Income Payments if the amount of any Income Payment becomes less than $100. The Income Payment frequency will be changed to an interval that will result in Income Payments of at least $100.

MODAL TIME PERIOD. The Modal Time Period is the period of time (or "mode") between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, the amount of your next Income Payment is calculated.

SEMI-ANNUAL BENEFIT LEVELING

If the Contract Owner elects Semi-Annual Benefit Leveling, variable Income Payments will be adjusted to reflect the performance of the investment options once every six months, instead of with every Income Payment. Semi-Annual Benefit Leveling will only be permitted if you have selected variable Income Payments on a monthly basis.

SEMI-ANNUAL BENEFIT LEVELING PROCEDURES. If Semi-Annual Benefit Leveling is elected the number of Annuity Income Units necessary to make the Income Payments for the following six month period will be calculated. These Annuity Income Units will be redeemed from the Divisions and transferred to the Fixed Account. The current Semi-Annual Benefit Leveling interest rate will be used to calculate the guaranteed amount of level Income Payments for the following six month period.

The level Income Payment calculated for each subsequent six month Semi-Annual Benefit Leveling period could be higher or lower than the level Income Payment for the previous six month period.

Semi-Annual Benefit Leveling means that variable Income Payments will be divided once every six months into separate fixed Income Payments (each adjusted by the current Semi-Annual Benefit Leveling interest rate), to be paid to you over the next six months.

Once elected (with 5 or more business days' prior notice to USL), Semi-Annual Benefit Leveling will take effect as of the date of the next Income Payment. (Your Contract refers to this date as the "Semi-Annual Benefit Leveling start date.") Semi-Annual Benefit Leveling will automatically renew on each six month anniversary thereof. You can cancel Semi-Annual Benefit Leveling for the next six month period by notifying us within 5 or more business days' of the beginning of the next six month period. The process of calculating leveled variable Income Payments for Semi-Annual Benefit Leveling will take place during the last Modal Time Period prior to the start of each six month Semi-Annual Benefit Leveling period.

USL reserves the right to discontinue Semi-Annual Benefit Leveling at any time. If USL does discontinue this program, any Contract Owner receiving leveled variable Income Payments will continue to do so until the current six month Semi-Annual Benefit Leveling period is completed.

Unless you have selected Payout Option-5, no withdrawal from the Contract's variable investment options will be permitted during any six month Semi-Annual Benefit Leveling period.

PAYOUT OPTIONS

The Contract currently offers the five Payout Options described below. We may make other Payout Options available subject to our discretion.

Contract Owners must elect a Payout Option. An application to purchase a Contract will be considered incomplete if a Payout Option has not been elected. Once elected, your chosen Payout Option cannot be changed.

The Payout Options currently available are:

OPTION-1 - LIFETIME INCOME. Lifetime Income provides Income Payments for the Annuitant's life, and Income Payments cease upon the Annuitant's death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

OPTION-2 - LIFETIME INCOME WITH CERTAIN PERIOD. Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the Annuitant's life. If the Annuitant, who is also the Contract Owner, dies before the end of the Certain Period, your beneficiaries will receive the remaining payments due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

OPTION-3 - JOINT AND SURVIVOR LIFETIME INCOME. Joint and Survivor Lifetime Income provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life, and Income Payments cease upon later of the Annuitant's or Joint Annuitant's Death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

OPTION-4 - JOINT AND SURVIVOR LIFETIME INCOME WITH CERTAIN PERIOD. Joint and Survivor Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life. If both the Annuitant and the Joint Annuitant die before the end of the Certain Period, your beneficiaries will receive the remaining payments due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

OPTION-5 - CERTAIN PERIOD. Certain Period provides periodic Income Payments for the number of years you select on the application.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the Annuitant's death to withdraw all of the variable Income Payment portion of the Contract as set forth in the "Withdrawals" provision on page 9. Withdrawals may be subject to a withdrawal charge.

ANNUITY INCOME UNITS

Upon applying your net Premium Payment, we calculate the number of Annuity Income Units associated with each Payout Option (for variable Income Payments) as determined by our currently used annuity rate factors. The Annuity Income Unit Value for each Division will vary from one Valuation Period to the next based on the investment experience of the assets in the Division and the deduction of certain Separate Account charges and expenses. The SAI contains a fuller explanation of how Annuity Income Units are valued.

The number of Annuity Income Units for each Division will generally remain constant, subject to the following exceptions:

     .    If value is transferred from one investment option to another.

     . If a full withdrawal is made of the present value of all Variable Income Payments remaining under Option 5.

     . Upon the death of the primary Annuitant (in a joint Contract) after the certain period ends, if the Contract Owner selects a joint and survivor or contingent annuity option (either Option-4 or Option-3) with a lower percentage of payments elected for the survivor or Contingent Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Income Units.

DETERMINATION OF THE INITIAL VARIABLE INCOME PAYMENT

The following factors determine the amount of the first Income Payment:

     . the portion of the net Premium Payment allocated to provide variable Income Payments and the Assumed Investment Return;

     . the age and gender (age, only if issued on a gender neutral basis) of the Annuitant (and Joint Annuitant, if any);

     .    the Payout Option selected;

     .    the frequency of Income Payments;

     .    the deduction of applicable Statutory Premium Taxes;

     .    the performance of your selected variable investment options; and

     .    the time period from the Contract Date to the Income Start Date.

ADDITIONAL ITEMS THAT MAY IMPACT INCOME PAYMENTS

IMPACT OF ANNUITANT'S AGE ON INCOME PAYMENTS. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the actual ages of the Annuitant and Joint Annuitant will affect the amount of each Income Payment. Since Income Payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Income Payment will be greater.

IMPACT OF ANNUITANT'S GENDER ON INCOME PAYMENTS. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Income Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON INCOME PAYMENTS. The amount of each Income Payment both fixed and variable, will be greater for shorter certain periods than for longer certain periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

DETERMINATION OF SUBSEQUENT VARIABLE INCOME PAYMENTS

During the Modal Time Period, we will recalculate the variable Income Payments to reflect the performance of the variable investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Income Payments as follows. The portion of the first Income Payment funded by a particular Division is divided by the Annuity Income Unit Value for that Division as of the Contract Date. This establishes the number of Annuity Income Units provided by each Division for each subsequent variable Income Payments. The Annuity Income Units multiplied by the Annuity Income Unit Value equals the Income Payment.

ASSUMED INVESTMENT RETURN

The amount of the Income Payments provided by the portion of the Premium Payment allocated to provide a stream of variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only is one of the factors that determines the initial level of income, but also how future investment performance affects variable Income Payments. Currently, we offer a 3.5% and a 5% AIR.

A higher AIR of 5% will result in a larger initial Annuity Payment, but future increases in the variable Income Payment will be smaller than with a lower AIR of 3.5%. If net performance (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable Income Payments will not change. If net performance is less than the AIR, variable Income Payments will decrease. If net performance is more than the AIR, variable Income Payments will increase.

                              ACCESS TO YOUR MONEY

GENERALLY

Depending on the Payout Option you select and whether you are the Payee, you may receive Income Payments according to the Payout Option you select. The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals, the Contract is not suitable as a short-term investment.

WITHDRAWAL RIGHTS

FULL WITHDRAWALS ARE PERMITTED UNDER THE CONTRACT IF YOU ELECTED PAYOUT OPTION-5
- CERTAIN PERIOD AT THE TIME OF APPLICATION (WITH CERTAIN OTHER REQUIREMENTS, AS DISCUSSED BELOW, ALSO BEING MET).

Under Payout Option-5, you will receive Income Payments for the "certain period." If you do not elect Payout Option-5, you will not be permitted to withdraw value from the Contract, other than through Income Payments.

All full withdrawal requests must be made in writing to USL. USL reserves the right to require that the signature(s) on a withdrawal request be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require the signatures be properly notarized under state law.

USL will pay a full withdrawal to you within five business days of receipt of a proper request and instructions satisfactory to USL.

No withdrawals will be permitted from amounts in the Fixed Account. This includes amounts automatically moved to the Fixed Account to provide for Semi-Annual Benefit Leveling. Also, if you have selected Semi-Annual Benefit Leveling, a full withdrawal will not be permitted from the variable investment options during any six month Semi-Annual Benefit Leveling period.

WITHDRAWAL CHARGE. We will assess a Withdrawal Charge for a full withdrawal from the Contract. This charge will be deducted from the net proceeds of the full withdrawal. The Withdrawal Charge is:

CONTRACT YEAR              WITHDRAWAL CHARGE
-------------------   --------------------------
1-8                   1% of the amount withdrawn
9 and up              no charge

WITHDRAWAL PROCEDURES. You may elect a full withdrawal based on the present value of the variable Income Payments remaining in the certain period for Payout Option-5.

While the number of Annuity Income Units for each Division will generally remain constant, this prospectus, on page 28 under "Annuity Income Units" lists three exceptions to that rule. One of those exceptions applies if you make a full withdrawal of the present value of all Variable Income Payments remaining under Option 5.

WITHDRAWAL LIMITATIONS. In determining the value available for a full withdrawal, only the present value of the variable Income Payments remaining in the Certain Period will be used. No withdrawals may be made from the Fixed Account. After a full withdrawal, any fixed Income Payments will continue under the terms of your Contract.

EXAMPLE OF A FULL WITHDRAWAL FOR A CERTAIN PERIOD CONTRACT

     . Owner chooses Variable Income Payments for a 360-month (30 year) certain period payout, 5.00% AIR, premium = $196,636.07, benefit = $1,000 per month.

     . Owner wants to take a full withdrawal when there are 316 certain payments left, the next payment to be paid in 10 days.

     . Owner would be paid the net withdrawal amount less any applicable tax withholdings.

     .    If a full withdrawal is taken:

Gross withdrawal =                             $178,019.51
Withdrawal charge* =                           $  1,780.20
Net withdrawal =                               $176,239.31
Remaining number of certain period benefits              0
New benefit =                                  $      0.00

*    Withdrawal charge applies during first 8 years of Contract

TAXES ON WITHDRAWALS. Please read the tax discussion in this prospectus for information relating to withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

DEFERMENT OF PAYMENTS

We may suspend or postpone making variable Income Payments from your Contract or processing transfer requests for an undetermined period of time when:

     .    the NYSE is closed (other than weekend and holiday closings);

     .    trading on the NYSE is restricted;

     . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of or determination of the value of Annuity Income Units is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

SUCCESSION OF CONTRACT OWNERSHIP

Upon the death of any Contract Owner, ownership rights, if any, under this Contract will succeed to the following persons in the following order unless otherwise indicated on your Contract application:

     (1)  the surviving Contract Owner, if any;

     (2)  the Annuitant(s), if any;

     (3)  the Beneficiary(ies), if any; and

     (4)  the estate or successors of the last Contract Owner to die.

NOTIFICATION OF DEATH

The death of any Contract Owner, Annuitant or Payee must be reported to USL immediately. USL will require certified proof of death in the following form:

     .    a certified copy of the death certificate; and/or

     . a certified copy of a decree from a court of competent jurisdiction as to the finding of death.

USL reserves the right to recover any overpayments made on Income Payments because of failure to notify USL of death. The Contract Owner, and any successor Contract Owner is liable to USL for any overpayments of Income Payments made. USL is not responsible for any incorrect Income Payments made that result from the failure to notify USL immediately of such death.

DEATH OF THE CONTRACT OWNER AND/OR ANNUITANT

The following table provides information on how the Contract treats the death of the Contract Owner and/or Annuitant based on certain factors, such as when the death occurs and whether or not the Contract Owner and the Annuitant are the same person.

                                   DEATH BENEFIT WHEN CONTRACT OWNER AND      DEATH BENEFIT WHEN CONTRACT OWNER AND
                                       ANNUITANT ARE THE SAME PERSON            ANNUITANT ARE NOT THE SAME PERSON
                                 -----------------------------------------   --------------------------------------
DEATH OF CONTRACT OWNER
Before Annuity Start Date        Current value of certain period             Current value of life contingent and
                                 payments; if the Contract has no certain    certain period payments
                                 period, no payments will be made

On or After Annuity Start Date   Remaining certain period payments           None, the Contract remains in force
                                                                             according to the Contract's succession
                                                                             of ownership

DEATH OF ANNUITANT
Before Annuity Start Date        Current value of certain period payments;   Certain period payments; if the
                                 if the contract has no certain period,      contract has no certain period, no
                                 no payments will be made                    payments will be made

On or After Annuity Start Date   Remaining certain period payments           Remaining certain period payments

IMPORTANT NOTE: AS DESCRIBED IN THE TABLE ABOVE, IF THE ANNUITANT (AND THE JOINT ANNUITANT, IF ANY) DIES PRIOR TO THE ANNUITY START DATE, AND THE PAYMENT OPTION CHOSEN IS BASED ON A LIFE CONTINGENCY ONLY (NO CERTAIN PERIOD WAS ELECTED, OPTION-1 OR OPTION-3), THEN THE CONTRACT WILL TERMINATE WITH NO FURTHER INCOME PAYMENTS OR BENEFITS DUE TO ANY PARTY TO THE CONTRACT. USL WILL RETAIN YOUR PREMIUM PAYMENT.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the application if the Annuity Payment Option selected provides for a Beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

                                  PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the Divisions, including average annual total return and yield information. A Division's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a Division, it reflects changes in the fund share price, the automatic reinvestment by the Division of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a Division, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the Division during the period by the value of the Division on the last day of the period.

When we advertise the performance of the money market Division, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market Division refers to the income generated by an investment in that Division over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 12 month period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the Fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge and the administrative charge.

Performance information for a Division may be compared in reports and advertising to:

     (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract. This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

If you purchase your Contract under a (qualified) tax-favored retirement plan or account, your Contract is referred to as a Qualified Contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities ("IRA");

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans or TSAs");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

DISTRIBUTIONS IN GENERAL

Generally, with Qualified Contracts you have not paid any taxes on the money used to buy the Contract or on any earnings. Therefore, any amount you take out as Income Payments or as a withdrawal will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This 10% tax penalty does not apply:

     . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2 -- A WITHDRAWAL MAY TRIGGER A 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES. If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a withdrawal from the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also contact your tax advisor before taking withdrawals.

EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000 from a traditional individual retirement annuity. Since this is a Qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

INDIVIDUAL RETIREMENT ANNUITIES ("IRA"). Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

ROLLOVERS. Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or traditional IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

CONVERSIONS. If you have modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you can convert previously untaxed funds from a traditional IRA to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

GENERAL. For Income Payments, generally a portion of each payment will be considered a return of your premium and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Income Payments (also known as "Exclusion Amount") is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Income Payments will be taxable. If Income Payments stop due to the death of the Annuitant before the full amount of your Premium Payment has been recovered, a tax deduction is allowed for the unrecovered amount.

WITHDRAWALS. For payments made upon full withdrawal from the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

WITHDRAWAL MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES. If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax in general does not apply where:

     . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the Annuity Starting Date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

     . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

     .    the taxpayer is age 59 1/2 or older;

     .    the payment is made on account of the taxpayer's disability;

     .    the payment is made on account of death;

     .    and in certain other circumstances.

It should be noted that a withdrawal of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also seek the advice of your tax advisor.

EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax advisor.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of a life insurance, endowment or annuity contract for an annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisors.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on Income Payments and withdrawals that include taxable income unless the Payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For Income Payments, we will withhold on the taxable portion of Income Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of New York. USL's home office address is 70 Pine Street, New York, New York 10270. USL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Contracts are USL's, and AIG has no legal obligation to back those commitments.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under the Contracts are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the Fixed Account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract Owners can enforce the guarantee directly.

USL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of USL.

DISTRIBUTION OF THE CONTRACT

Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or (2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

American General Equity Services Corporation ("AGESC") is the principal underwriter and distributor of the Contracts. AGESC is located at 2727-A Allen Parkway, 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of The United States Life Insurance Company in the City of

New York (AGESC is an indirect wholly owned subsidiary of AIG). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC is also the principal underwriter for USL's Separate Account USL VL-R, as well as the underwriter for various separate accounts of other USL affiliates. These separate accounts are registered investment companies. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

USL offers the Contracts on a continuous basis.

USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for compensation of up to 4.0% of Premium Payments that Owners make.

USL may agree to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Expenses."

LEGAL PROCEEDINGS

USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

The Financial Statements of USL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-242-4079.

                                   APPENDIX A

                  HYPOTHETICAL ILLUSTRATIONS OF INCOME PAYMENTS

We have prepared the following tables to show how variable Income Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Income Payments would vary over time if the return on assets in the selected Divisions were a uniform gross annual rate of 0%, 4%, 6.34%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 4%, 6.34%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the current total separate account annual expenses, which are equivalent to an annual charge of 0.55%. (The values would be lower than those shown if the maximum of 1.25% was used.) The amounts shown in the tables also take into account the arithmetic average of the Funds' management fees and operating expenses at an annual rate of approximately 0.79% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.79%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly Income Payments are illustrated on a pre-tax basis. The federal income tax treatment of Income Payment considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.55% for total separate account annual expenses and the assumed 0.79% for investment management and operating expenses after contractual reimbursement or fee waiver. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.36%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable investment option. The second assumes that 50% of the single Premium Payment is allocated to the Fixed Account using the fixed annuity rates we offered on the Payout Option at the time this illustration was prepared. Both sets of tables assume that a lifetime income with ten years certain was purchased.

When part of the single Premium Payment has been allocated to the Fixed Account, the certain minimum Income Payments resulting from this allocation is also shown. The illustrated variable Income Payments use an Assumed Investment Return ("AIR") of 5% per year. Thus, actual net performance greater than 5% per year will result in increasing Income Payments and actual net performance less than 5% per year will result in decreasing Income Payments. We currently offer AIRs of 3.5% and 5%; in the future we may offer alternative Assumed Investment Returns. Fixed Income Payments will not vary from what was elected. Initial monthly Income Payments under a fixed Payout Option are generally higher than initial payments under a variable Payout Option.

These tables show the monthly Income Payments for several hypothetical constant assumed rates of returns. Of course, actual investment performance will not be constant and may be volatile, so expect your variable Income Payments to fluctuate. Upon request, and when you are considering a Payout Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                           INCOME PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        SINGLE PREMIUM PAYMENT: $100,000
                                    SEX: MALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $666.66

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $632.79

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
5.00%.

                                                       MONTHLY PAYMENTS
                                              WITH AN ASSUMED RATE OF RETURN OF:
                                                            GROSS
PAYMENT   CALENDAR   ATTAINED   -------------------------------------------------------------
 YEAR       YEAR       YEAR      0.00%     4.00%     6.34%     8.00%      10.00%      12.00%
-------   --------   --------   -------   -------   -------   -------   ---------   ---------
                                                             NET
                                -------------------------------------------------------------
                                 -1.34%    2.66%     5.00%     6.66%      8.66%       10.66%
                                -------   -------   -------   -------   ---------   ---------
 1          2008        65      $632.79   $632.79   $632.79   $632.79   $  632.79   $  632.79
 2          2009        66       594.56    618.67    632.79    642.78      654.83      666.88
 3          2010        67       558.65    604.87    632.79    652.92      677.64      702.81
 4          2011        68       524.90    591.37    632.79    663.23      701.24      740.68
 5          2012        69       493.19    578.17    632.79    673.69      725.66      780.58
10          2017        74       361.17    516.48    632.79    728.56      861.15    1,014.78
15          2022        79       264.49    461.38    632.79    787.89    1,021.94    1,319.23
20          2027        84       193.69    412.15    632.79    852.06    1,212.74    1,715.02

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                           INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        SINGLE PREMIUM PAYMENT: $100,000
                                    SEX: MALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $666.66

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $632.79

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
5.00%.

Monthly Income Payments will vary with investment performance, but will never be less than $333.33. The monthly guaranteed payment of $333.33 is being provided by the $50,000 applied under the fixed Payout Option.

                                                       MONTHLY PAYMENTS
                                              WITH AN ASSUMED RATE OF RETURN OF:
                                                            GROSS
PAYMENT   CALENDAR   ATTAINED   -------------------------------------------------------------
 YEAR       YEAR       YEAR      0.00%     4.00%     6.34%     8.00%      10.00%      12.00%
-------   --------   --------   -------   -------   -------   -------   ---------   ---------
                                                             NET
                                -------------------------------------------------------------
                                 -1.34%    2.66%     5.00%     6.66%      8.66%       10.66%
                                -------   -------   -------   -------   ---------   ---------
 1           2008       65      $649.73   $649.73   $649.73   $649.73    $649.73    $  649.73
 2           2009       66       630.61    642.67    649.73    654.72     660.74       666.77
 3           2010       67       612.65    635.76    649.73    659.79     672.15       684.74
 4           2011       68       595.78    629.01    649.73    664.94     683.95       703.67
 5           2012       69       579.93    622.42    649.73    670.18     696.16       723.62
10           2017       74       513.91    591.57    649.73    697.61     763.91       840.72
15           2022       79       465.57    564.02    649.73    727.28     844.30       992.94
20           2027       84       430.17    539.40    649.73    759.36     939.70     1,190.84

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                           INCOME PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: FEMALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $626.45

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $592.32

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
5.00%.

                                                       MONTHLY PAYMENTS
                                              WITH AN ASSUMED RATE OF RETURN OF:
                                                            GROSS
PAYMENT   CALENDAR   ATTAINED   -------------------------------------------------------------
 YEAR       YEAR       YEAR      0.00%     4.00%     6.34%     8.00%      10.00%      12.00%
-------   --------   --------   -------   -------   -------   -------   ---------   ---------
                                                             NET
                                -------------------------------------------------------------
                                 -1.34%    2.66%     5.00%     6.66%      8.66%       10.66%
                                -------   -------   -------   -------   ---------   ---------
 1          2008        65      $592.32   $592.32   $592.32   $592.32   $  592.32   $  592.32
 2          2009        66       556.54    579.10    592.32    601.67      612.95      624.23
 3          2010        67       522.92    566.18    592.32    611.16      634.30      657.86
 4          2011        68       491.33    553.55    592.32    620.81      656.39      693.31
 5          2012        69       461.65    541.20    592.32    630.61      679.25      730.66
10          2017        74       338.07    483.45    592.32    681.96      806.08      949.88
15          2022        79       247.57    431.87    592.32    737.50      956.58    1,234.86
20          2027        84       181.30    385.79    592.32    797.57    1,135.18    1,605.34

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                           INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: FEMALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $626.45

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $592.32

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
5.00%.

Monthly Income Payments will vary with investment performance, but will never be less than $313.23. The monthly guaranteed payment of $313.23 is being provided by the $50,000 applied under the fixed Payout Option.

                                                       MONTHLY PAYMENTS
                                              WITH AN ASSUMED RATE OF RETURN OF:
                                                            GROSS
PAYMENT   CALENDAR   ATTAINED   -------------------------------------------------------------
 YEAR       YEAR       YEAR      0.00%     4.00%     6.34%     8.00%      10.00%      12.00%
-------   --------   --------   -------   -------   -------   -------   ---------   ---------
                                                             NET
                                -------------------------------------------------------------
                                 -1.34%    2.66%     5.00%     6.66%      8.66%       10.66%
                                -------   -------   -------   -------   ---------   ---------
 1          2008        65      $609.39   $609.39   $609.39   $609.39    $609.39    $  609.39
 2          2009        66       591.49    602.78    609.39    614.06     619.70       625.34
 3          2010        67       574.68    596.32    609.39    618.81     630.37       642.16
 4          2011        68       558.89    590.00    609.39    623.63     641.42       659.88
 5          2012        69       544.05    583.82    609.39    628.53     652.85       678.56
10          2017        74       482.26    554.95    609.39    654.21     716.26       788.16
15          2022        79       437.01    529.16    609.39    681.98     791.51       930.65
20          2027        84       403.88    506.12    609.39    712.01     880.81     1,115.89

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.......................................................     3
   USL ...................................................................     3
   Separate Account USL VA-R..............................................     3
   American Home Assurance Company........................................     3
SERVICES..................................................................     4
DISTRIBUTION OF THE CONTRACTS.............................................     4
PERFORMANCE INFORMATION...................................................     5
      Performance Data....................................................     5
      Average Annual Total Return Calculations............................     6
      Fund Performance Calculations.......................................     8
      AIG Retirement Co. I Money Market I Fund Investment Option Yield and
         Effective Yield Calculations.....................................     9
CONTRACT PROVISIONS.......................................................    10
   Variable Income Payments...............................................    10
   Annuity Income Unit Value..............................................    10
   Net Investment Factor..................................................    11
   Misstatement of Age or Gender..........................................    12
   Evidence of Survival...................................................    12
ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................    12
   Gender neutral policies................................................    12
   Certain Arrangements...................................................    12
   Our General Account....................................................    12
MATERIAL CONFLICTS........................................................    13
FINANCIAL STATEMENTS......................................................    13
   Separate Account Financial Statements..................................    14
   USL Financial Statements...............................................    14
   American Home Financial Statements.....................................    14
INDEX TO FINANCIAL STATEMENTS.............................................    14

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                               Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   .   Given to us on applications or other forms;

   .   About transactions with us, our affiliates, or third parties;

   . From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Our Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS PROVIDED FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC0375-STF                                                           REV0208

                                        THE UNITED STATES LIFE INSURANCE COMPANY
[LOGO] AIG(R) American General                           IN THE CITY OF NEW YORK

For additional information about the Platinum Investor(R) Immediate Variable Annuity Contracts and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2008. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, Attention: SPIA Operations, 2-D1, or call us at 1-800-242-4079. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Platinum Investor Immediate Variable Annuity Contracts is available to individuals considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Contracts issued by:
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
A subsidiary of American International Group, Inc. ("AIG")
70 Pine Street, New York, New York 10270

PLATINUM INVESTOR IMMEDIATE VARIABLE ANNUITY
Contract Form Number 03017N

Available only in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA
A subsidiary of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are its responsibility. AIG does not underwrite any annuity contract described in this prospectus. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

                                                         [LOGO] IMSA
                                                    INSURANCE MARKETPLACE
                                                     STANDARDS ASSOCITION

                                               Membership in IMSA applies only
                                             to The United States Life Insurance
                                               Company in the City of New York
                                                  and not to its products.

                                                          ICA File No. 811-09007

(C) 2008 American International Group, Inc. All rights reserved

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R

                PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY

              SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             SPIA OPERATIONS 2-D1

                   P.O. BOX 3018, HOUSTON, TEXAS 77019-2116

                TELEPHONE: 1-800-242-4079; FAX: 1-713-620-3139

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2008

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account" or "Separate Account USL VA-R") dated April 30, 2008, describing the Platinum Investor Immediate Variable Annuity ("Platinum Investor Annuity") single premium immediate variable annuity contract (the "Contract" or "Contracts"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3
   USL.....................................................................  3
   Separate Account USL VA-R...............................................  3
   American Home Assurance Company.........................................  3
SERVICES...................................................................  4
DISTRIBUTION OF THE CONTRACTS..............................................  4
PERFORMANCE INFORMATION....................................................  5
   Performance Data........................................................  5
       Average Annual Total Return Calculations............................  6
       Fund Performance Calculations.......................................  8
       AIG Retirement Company I Money Market I Fund Investment Option
         Yield and Effective Yield Calculations............................  9
CONTRACT PROVISIONS........................................................ 10
   Variable Income Payments................................................ 10
   Annuity Income Unit Value............................................... 10
   Net Investment Factor................................................... 11
   Misstatement of Age or Gender........................................... 12
   Evidence of Survival.................................................... 12
ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................. 12
       Gender neutral policies............................................. 12
       Certain Arrangements................................................ 12
       Our General Account................................................. 12
MATERIAL CONFLICTS......................................................... 13
FINANCIAL STATEMENTS....................................................... 13
   Separate Account Financial Statements................................... 14
   USL Financial Statements................................................ 14
   American Home Financial Statements...................................... 14
INDEX TO FINANCIAL STATEMENTS.............................................. 14
   Separate Account USL VA-R Financial Statements.......................... 14
   USL Financial Statements................................................ 15
   American Home Financial Statements...................................... 15

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Contracts are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VA-R

   We hold the Fund shares in which any of your single premium payment is invested in the divisions of Separate Account USL VA-R. Separate Account USL VA-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VA-R is divided into 58 separate "divisions," 45 of which are available under the Contracts offered by the Contract prospectus as variable "investment options." Three of these 45 divisions are offered under other USL contracts. The remaining 13 divisions are available only under other USL contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL VA-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Contracts. USL is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, USL paid AGLC for these services $124,096,933, $123,054,762 and $124,859,506, respectively.

   USL and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG may provide services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or
(2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

   USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions of up to 4% of Premium Payments that Contract Owners make.

   USL has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the Contract prospectus.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VA-R in advertisements, sales literature, or reports to Contract Owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Income Payments. We also may present the yield or total return of the division based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the sales charge, and withdrawal charge. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any division reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

   The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes all of the noninsurance charges: one-time contract charge, mortality and expense risk charge, administrative charge, sales charge, and withdrawal charge.

   The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

   Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

    . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

    . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge, the administrative charge, the sales charge and the withdrawal charge.

    .  We divide the Redeemable Value by the Initial Investment.

    . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

   Average annual total return quotations for the variable investment options for the period ended December 31, 2007 are shown in the table below.

            Variable Investment Option Average Annual Total Returns with deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2007)

                                                                                              Since    Investment
                                                                                            Investment   Option
                                                                                              Option   Inception
Investment Option*                                 1 year 3 years/1/ 5 years/1/ 10 years/1/ Inception     Date
------------------                                 ------ ---------  ---------  ----------  ---------- ----------
AIM V.I. International Growth Fund - Series I      14.09    19.50       n/a        n/a        19.98     2/2/2004
Alger American Leveraged AllCap Portfolio - Class
  O Shares/2/                                      32.80    21.48       n/a        n/a        19.23    6/29/2004
Alger American MidCap Growth Portfolio - Class O
  Shares                                           30.83    16.11       n/a        n/a        15.97    6/29/2004
American Century VP Inflation Protection Fund -
  Class II                                          8.90     3.59       n/a        n/a         4.62    6/29/2004
American Century VP Value Fund - Class I           -5.66     5.16       n/a        n/a         6.88     2/2/2004
Credit Suisse Small Cap Core I Portfolio           -1.38    -0.18       n/a        n/a         1.11     2/2/2004
Fidelity VIP Asset Manager/SM/ Portfolio -
  Service Class 2                                  14.54     8.00       n/a        n/a         6.88     2/2/2004
Fidelity VIP Contrafund(R) Portfolio - Service
  Class 2                                          16.66    14.47       n/a        n/a        14.90     2/2/2004
Fidelity VIP Equity-Income Portfolio - Service
  Class 2                                           0.71     8.04       n/a        n/a         8.54     2/2/2004
Fidelity VIP Freedom 2020 Portfolio - Service
  Class 2                                           9.36      n/a       n/a        n/a         9.19     5/1/2006
Fidelity VIP Freedom 2025 Portfolio - Service
  Class 2                                           9.65      n/a       n/a        n/a         9.34     5/1/2006
Fidelity VIP Freedom 2030 Portfolio - Service
  Class 2                                          10.47      n/a       n/a        n/a         9.90     5/1/2006
Fidelity VIP Growth Portfolio - Service Class 2    25.96    11.89       n/a        n/a         8.68     2/2/2004
Fidelity VIP Mid Cap Portfolio - Service Class 2   14.70    14.60       n/a        n/a        18.00    6/29/2004

            Variable Investment Option Average Annual Total Returns with deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2007)

                                                                                              Since    Investment
                                                                                            Investment   Option
                                                                                              Option   Inception
Investment Option*                                 1 year 3 years/1/ 5 years/1/ 10 years/1/ Inception     Date
------------------                                 ------ ---------  ---------  ----------  ---------- ----------
Franklin Templeton Franklin Small Cap Value
  Securities Fund - Class 2                         -2.92    6.90       n/a        n/a         9.90    6/29/2004
Franklin Templeton Franklin U.S. Government Fund
  - Class 2                                          6.02    3.76       n/a        n/a         4.17    6/29/2004
Franklin Templeton Mutual Shares Securities Fund
  - Class 2                                          2.91   10.03       n/a        n/a        11.31    6/29/2004
Franklin Templeton Templeton Foreign Securities
  Fund - Class 2                                    14.82   14.96       n/a        n/a        15.41     2/2/2004
Janus Aspen International Growth Portfolio -
  Service Shares                                    27.31   34.56       n/a        n/a        29.97     2/2/2004
Janus Aspen Mid Cap Growth Portfolio - Service
  Shares                                            21.07   14.98       n/a        n/a        16.05     2/2/2004
JPMorgan Small Company Portfolio                    -6.19    3.34       n/a        n/a         8.63     2/2/2004
MFS(R) VIT New Discovery Series - Initial Class      1.95    6.31       n/a        n/a         4.94     2/2/2004
MFS(R) VIT Research Series - Initial Class          12.58    9.87       n/a        n/a        10.43     2/2/2004
Neuberger Berman AMT Mid-Cap Growth Portfolio -
  Class I                                           21.85   16.28       n/a        n/a        16.15     2/2/2004
Oppenheimer Balanced Fund/VA - Non-Service Shares    3.21    5.64       n/a        n/a         7.41    6/29/2004
Oppenheimer Global Securities Fund/VA -
  Non-Service Shares                                 5.73   12.05       n/a        n/a        14.84    6/29/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio
  - Administrative Class                            22.56     n/a       n/a        n/a         9.37     5/1/2006
PIMCO VIT Real Return Portfolio - Administrative
  Class                                             10.02    3.81       n/a        n/a         4.66     2/2/2004
PIMCO VIT Short-Term Portfolio - Administrative
  Class                                              3.91    3.18       n/a        n/a         2.63     2/2/2004
PIMCO VIT Total Return Portfolio - Administrative
  Class                                              8.14    4.40       n/a        n/a         4.31     2/2/2004
Pioneer Mid Cap Value VCT Portfolio - Class I        5.00     n/a       n/a        n/a         7.05     5/1/2006
Putnam VT Diversified Income Fund - Class IB         3.56    3.91       n/a        n/a         5.57    6/29/2004
Putnam VT International Growth and Income Fund -
  Class IB                                           6.42   15.18       n/a        n/a        16.20     2/2/2004
SunAmerica Aggressive Growth Portfolio - Class 1    -1.04    6.44       n/a        n/a         8.48    6/29/2004
SunAmerica Balanced Portfolio - Class 1              4.82    5.41       n/a        n/a         6.33    6/29/2004
VALIC Company I/3/ International Equities Fund       8.17   15.48       n/a        n/a        15.94     2/2/2004
VALIC Company I/3/ Mid Cap Index Fund                7.05    9.32       n/a        n/a        10.47     2/2/2004
VALIC Company I/3/ Money Market I Fund               4.12    3.44       n/a        n/a         2.71     2/2/2004
VALIC Company I/3/ Nasdaq-100(R) Index Fund         17.95    8.00       n/a        n/a         8.25     2/2/2004
VALIC Company I/3/ Science & Technology Fund        17.05    8.18       n/a        n/a         6.00     2/2/2004
VALIC Company I/3/ Small Cap Index Fund             -2.43    5.91       n/a        n/a         7.70     2/2/2004
VALIC Company I/3/ Stock Index Fund                  4.55    7.66       n/a        n/a         7.85     2/2/2004
Van Kampen LIT Growth and Income Portfolio -
  Class I                                            2.23    8.94       n/a        n/a         9.91     2/2/2004
Vanguard VIF High Yield Bond Portfolio               1.39    3.72       n/a        n/a         5.33    6/29/2004
Vanguard VIF REIT Index Portfolio                  -17.06    7.37       n/a        n/a        13.43    6/29/2004

--------
* The performance figures in the table reflect the investment performance for the Division for the stated periods and should not be used to infer that future performance will be the same.

  /1./ "N/A" indicates data is not available for the stated period. None of the investment options has an inception date earlier than February 2, 2004, the effective date of the registration statement.

  /2./ Effective May 1, 2008, the Alger American Leveraged AllCap Portfolio is changing its name to Alger American Capital Appreciation Portfolio.

  /3./ Effective May 1, 2008, VALIC Company I is changing its name to AIG
       Retirement Company I.

   Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Contract.

   The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the charges and deductions of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

                       Fund Average Annual Total Returns
   without deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2007)

                                                                                               Since       Fund
                                                                                               Fund      Inception
Fund                                               1 year 3 years/1/ 5 years/1/ 10 years/1/ Inception/2/   Date
----                                               ------ ---------  ---------  ----------  -----------  ---------
AIM V.I. International Growth Fund - Series I      14.72%   20.16%     22.66%      8.96%           *     05/05/93
Alger American Leveraged AllCap Portfolio - Class
  O Shares/3/                                      33.53%   22.15%     21.58%     12.04%           *     01/25/95
Alger American MidCap Growth Portfolio - Class O
  Shares                                           31.56%   16.75%     21.60%     12.63%           *     05/03/93
American Century VP Inflation Protection Fund -
  Class II                                          9.49%    4.15%      4.77%       n/a         4.77%    12/31/02
American Century VP Value Fund - Class I           -5.14%    5.74%     11.75%      7.75%           *     05/01/96
Credit Suisse Small Cap Core I Portfolio           -0.83%    0.37%     10.74%      2.24%           *     06/30/95
Fidelity VIP Asset Manager/SM/ Portfolio -
  Service Class 2                                  15.17%    8.59%      9.65%      5.35%           *     09/06/89
Fidelity VIP Contrafund(R) Portfolio - Service
  Class 2                                          17.30%   15.10%     17.62%     10.35%           *     01/03/95
Fidelity VIP Equity-Income Portfolio - Service
  Class 2                                           1.27%    8.64%     13.15%      6.44%           *     10/09/86
Fidelity VIP Freedom 2020 Portfolio - Service
  Class 2                                           9.97%     n/a        n/a        n/a        12.32%    04/26/05
Fidelity VIP Freedom 2025 Portfolio - Service
  Class 2                                          10.26%     n/a        n/a        n/a        12.95%    04/26/05
Fidelity VIP Freedom 2030 Portfolio - Service
  Class 2                                          11.08%     n/a        n/a        n/a        13.95%    04/26/05
Fidelity VIP Growth Portfolio - Service Class 2    26.66%   12.51%     14.25%      6.59%           *     10/09/86
Fidelity VIP Mid Cap Portfolio - Service Class 2   15.34%   15.23%     21.40%       n/a        18.69%    12/28/98
Franklin Templeton Franklin Small Cap Value
  Securities Fund - Class 2                        -2.38%    7.49%     15.22%       n/a         7.82%    01/06/99
Franklin Templeton Franklin U.S. Government Fund
  - Class 2                                         6.61%    4.33%      3.73%       n/a         5.07%    01/06/99
Franklin Templeton Mutual Shares Securities Fund
  - Class 2                                         3.48%   10.64%     13.80%       n/a         9.41%    01/06/99
Franklin Templeton Templeton Foreign Securities
  Fund - Class 2                                   15.46%   15.60%     19.34%      8.07%           *     05/01/97
Janus Aspen International Growth Portfolio -
  Service Shares                                   28.02%   35.30%     31.65%     14.74%           *     05/02/94
Janus Aspen Mid Cap Growth Portfolio - Service
  Shares                                           21.74%   15.61%     20.20%      8.33%           *     09/13/93
JPMorgan Small Company Portfolio                   -5.67%    3.91%     14.17%      5.40%           *     12/31/94
MFS(R) VIT New Discovery Series - Initial Class     2.52%    6.90%     11.71%       n/a         7.22%    05/01/98
MFS(R) VIT Research Series - Initial Class         13.20%   10.47%     14.26%      5.36%           *     07/26/95
Neuberger Berman AMT Mid-Cap Growth Portfolio -
  Class I                                          22.53%   16.92%     18.95%      9.66%           *     11/03/97

                       Fund Average Annual Total Returns
   without deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2007)

                                                                                                Since       Fund
                                                                                                Fund      Inception
Fund                                               1 year  3 years/1/ 5 years/1/ 10 years/1/ Inception/2/   Date
----                                               ------  ---------  ---------  ----------  -----------  ---------
Oppenheimer Balanced Fund/VA - Non-Service Shares    3.79%    6.22%     10.52%      6.72%           *     02/09/87
Oppenheimer Global Securities Fund/VA -
  Non-Service Shares                                 6.32%   12.67%     19.51%     12.24%           *     11/12/90
PIMCO VIT CommodityRealReturn Strategy Portfolio
  - Administrative Class                            23.24%   12.46%       n/a        n/a        12.58%    06/30/04
PIMCO VIT Real Return Portfolio - Administrative
  Class                                             10.63%    4.38%      6.16%       n/a         8.67%    09/30/99
PIMCO VIT Short-Term Portfolio - Administrative
  Class                                              4.49%    3.76%      2.92%       n/a         3.85%    09/30/99
PIMCO VIT Total Return Portfolio - Administrative
  Class                                              8.74%    4.97%      4.97%      6.01%           *     12/31/97
Pioneer Mid Cap Value VCT Portfolio - Class I        5.58%    8.65%     16.58%     10.06%           *     03/01/95
Putnam VT Diversified Income Fund - Class IB         4.13%    4.48%      8.35%      5.06%           *     09/15/93
Putnam VT International Growth and Income Fund -
  Class IB                                           7.01%   15.81%     20.97%      9.51%           *     01/02/97
SunAmerica Aggressive Growth Portfolio - Class 1    -0.47%    7.03%     12.97%      5.69%           *     06/03/96
SunAmerica Balanced Portfolio - Class 1              5.39%    5.98%      7.91%      3.98%           *     06/03/96
VALIC Company I/4/ International Equities Fund       8.77%   16.12%     19.06%      6.76%           *     10/02/89
VALIC Company I/4/ Mid Cap Index Fund                7.64%    9.92%     15.80%     10.84%           *     10/01/91
VALIC Company I/4/ Money Market I Fund               4.69%    4.01%      2.67%      3.41%           *     01/16/86
VALIC Company I/4/ Nasdaq-100(R) Index Fund         18.60%    8.60%     16.04%       n/a        -7.20%    10/01/00
VALIC Company I/4/ Science & Technology Fund        17.69%    8.78%     14.47%      2.66%           *     04/29/94
VALIC Company I/4/ Small Cap Index Fund             -1.89%    6.49%     15.83%      6.83%           *     05/01/92
VALIC Company I/4/ Stock Index Fund                  5.13%    8.25%     12.44%      5.56%           *     04/20/87
Van Kampen LIT Growth and Income Portfolio -
  Class I                                            2.80%    9.54%     13.99%      9.59%           *     12/23/96
Vanguard VIF High Yield Bond Portfolio               1.95%    4.29%      7.54%      4.69%           *     06/03/96
Vanguard VIF REIT Index Portfolio                  -16.60%    7.96%     17.35%       n/a        13.93%    02/09/99

--------
/1./ "N/A" indicates data is not available for the stated period.

/2./ "*" indicates SEC rules that require us to show return information for no more than 10 years.

/3./ Effective May 1, 2008, the Alger American Leveraged AllCap Portfolio is changing its name to Alger American Capital Appreciation Portfolio.

/4./ Effective May 1, 2008, VALIC Company I is changing its name to AIG
     Retirement Company I.

   AIG Retirement Company I Money Market I Fund Investment Option Yield and Effective Yield Calculations. We calculate the AIG Retirement Company I Money Market I Fund Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

    . We take the net change in the value of your single premium payment during the period.

    . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

    . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

    . We carry the current yield figure to the nearest one-hundredth of one percent.

   We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's division in the calculation. The AIG Retirement Company I Money Market I Fund Investment Option's historical yield for the seven day period ended December 31, 2007 was 2.85%.

   We determine the AIG Retirement Company I Money Market I Fund Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The AIG Retirement Company I Money Market I Fund Investment Option's historical effective yield for the seven day period ended December 31, 2007 was 2.89%. Yield and effective yield do not reflect the deduction of any Separate Account or Contract charges.

   The yield and effective yield calculations above do not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

Variable Income Payments

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable divisions. When you pay your single premium payment, we calculate the number of Annuity Income Units associated with each Income Payment determined by our currently used rate factor and the Annuity Income Unit Values.

Annuity Income Unit Value

   The value of an Annuity Income Unit for each division was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Income Unit Value at the end of any subsequent Valuation Period is determined by multiplying the division's Annuity Income Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

    (a)is the net investment factor (described below) for the Valuation Period for which the Annuity Income Unit Value is being determined; and

    (b)is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

   The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Income Unit Value of the division from one Valuation Period to the next. The net investment factor for each division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    (a)is equal to:

       (i)the net asset value per share of the underlying Fund held in the division determined at the end of that Valuation Period, plus

      (ii)the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the division if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

     (iii)a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the division.

    (b)is equal to:

       (i)the net asset value per share of the underlying Fund held in the division determined as of the end of the prior Valuation Period, plus or minus

      (ii)the per share charge or credit for any change in tax reserves for the prior Valuation Period.

    (c)is equal to the mortality and expense risk charge rate and administrative charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Income Unit Value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Gender

   We will require proof of the age and gender of the Annuitant before making any Income Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   Certain Arrangements. Most of the advisers or administrators of the Funds make certain payments to us for certain administrative, Contract, and Contract owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Contract owners.

   Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using underlying Funds for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an underlying Fund changes; or

    . voting instructions given by owners of variable life insurance contracts and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

   Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Contracts in the same proportion as votes cast by Contract Owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for USL. AIG uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2007 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended December 31, 2007 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   As of the date of this SAI, none of the assets of the Separate Account were attributable to the Contracts.

USL Financial Statements

   The balance sheets of USL as of December 31, 2007 and 2006 and the related statements of income, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

American Home Financial Statements

   The statutory statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Contracts.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home to meet its obligations as guarantor under a guarantee agreement.

I. Separate Account USL VA-R Financial Statements                      Page
-------------------------------------------------                  ------------
Report of PricewaterhouseCoopers LLP, Independent Registered
  Public Accounting Firm.......................................... USL VA-R - 1
Statement of Net Assets as of December 31, 2007................... USL VA-R - 2
Statement of Operations for the year ended December 31, 2007...... USL VA-R - 3
Statement of Changes in Net Assets for the years ended
  December 31, 2007 and 2006...................................... USL VA-R - 4
Notes to Financial Statements..................................... USL VA-R - 7

II. USL Financial Statements                                              Page
----------------------------                                              -----
Report of PricewaterhouseCoopers LLP, Independent Registered Public
  Accounting Firm........................................................ F - 1
Balance Sheets as of December 31, 2007 and 2006.......................... F - 2
Statements of Income for the years ended December 31, 2007, 2006 and 2005 F - 4
Statements of Shareholder's Equity for the years ended December 31,
  2007, 2006 and 2005.................................................... F - 5
Statements of Comprehensive Income for the years ended December 31,
  2007, 2006 and 2005.................................................... F - 6
Statements of Cash Flows for the years ended December 31, 2007, 2006 and
  2005................................................................... F - 7
Notes to Financial Statements............................................ F - 8

III. American Home Financial Statements                                   Page
---------------------------------------                                   ----
Report of PricewaterhouseCoopers LLP, Independent Auditors...............   2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2007
  and 2006...............................................................   3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of
  December 31, 2007 and 2006.............................................   4
Statements of Income and Changes in Capital and Surplus (Statutory Basis)
for the years ended December 31, 2007, 2006 and 2005.....................   5
Statements of Cash Flow (Statutory Basis) for the years ended
  December 31, 2007, 2006 and 2005.......................................   6
Notes to Statutory Basis Financial Statements............................   7

[LOGO OF AIG(R) AMERICAN GENERAL]

                                                           [LOGO] GENERATIONS(R)
                                                                Variable Annuity

                                                       Separate Account USL VA-R
                                                                Variable Annuity

                                                                            2007

                                                                   Annual Report

                                                               December 31, 2007

                The United States Life Insurance Company in the City of New York

                              A subsidiary of American International Group, Inc.

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston, TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and Contract Owners of The United States Life Insurance Company in the City of New York Separate Account USL VA-R - Generations

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions of The United States Life Insurance Company in the City of New York Separate Account USL VA-R - Generations (the "Separate Account") listed in Note A at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the investment companies, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

April 4, 2008

                                   USL VA-R-1

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF NET ASSETS
December 31, 2007

                                                                    Due from (to)                                        Net assets
                                                                 The United States              Contract    Contract    attributable
                                                   Investment      Life Insurance               owners -    owners -     to contract
                                                securities - at    Company in the                annuity  accumulation      owner
Divisions                                          fair value     City of New York  Net Assets  reserves    reserves      reserves
------------------------------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I Shares        $ 43,901            $--          $ 43,901      $--      $ 43,901      $ 43,901
UIF Global Value Equity Portfolio - Class I
   Shares                                            132,144             --           132,144       --       132,144       132,144
UIF High Yield Portfolio - Class I Shares              7,114             (1)            7,113       --         7,113         7,113
UIF International Magnum Portfolio - Class I
   Shares                                             41,614             --            41,614       --        41,614        41,614
UIF U.S. Mid Cap Value Portfolio - Class I
   Shares                                             67,955             --            67,955       --        67,955        67,955
UIF Value Portfolio - Class I Shares                  89,997             --            89,997       --        89,997        89,997
Van Kampen LIT Enterprise Portfolio - Class I          1,307              1             1,308       --         1,308         1,308
Van Kampen LIT Growth and Income Portfolio -
   Class I                                            42,016             --            42,016       --        42,016        42,016
Van Kampen LIT Strategic Growth Portfolio -
   Class I                                             3,014             (1)            3,013       --         3,013         3,013

                             See accompanying notes.

                                   USL VA-R-2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

                                       A             B           A+B=C         D             E               F            C+D+E+F
                                               Mortality and                  Net                      Net change in     Increase
                                   Dividends   expense risk       Net      realized     Capital gain    unrealized    (decrease) in
                                      from          and       investment      gain     distributions   appreciation     net assets
                                     mutual   administrative    income     (loss) on    from mutual   (depreciation)  resulting from
Divisions                            funds        charges       (loss)    investments       funds     of investments     operations
------------------------------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio -
   Class I Shares                    $   --      $  (604)       $(604)       $517        $    --        $  7,936         $ 7,849
UIF Global Value Equity Portfolio
   - Class I Shares                   2,412       (1,856)         556         377         10,180          (4,662)          6,451
UIF High Yield Portfolio - Class
   I Shares                             613          (99)         514         (35)            --            (301)            178
UIF International Magnum
   Portfolio - Class I Shares           595         (564)          31         140          4,094             546           4,811
UIF U.S. Mid Cap Value Portfolio
   - Class I Shares                     446         (961)        (515)        246          6,913          (2,593)          4,051
UIF Value Portfolio - Class I
   Shares                             1,804       (1,353)         451         176          6,850         (11,638)         (4,161)
Van Kampen LIT Enterprise
   Portfolio - Class I                    5          (18)         (13)         (4)            --             148             131
Van Kampen LIT Growth and Income
   Portfolio - Class I                  627         (567)          60         116          1,467          (1,112)            531
Van Kampen LIT Strategic Growth
   Portfolio - Class I                    1          (40)         (39)        (14)            --             455             402

                             See accompanying notes.

                                   USL VA-R-3

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2007 and 2006

                                                                                                Divisions
                                                                        ---------------------------------------------------------
                                                                         UIF Equity   UIF Global     UIF High   UIF International
                                                                           Growth    Value Equity     Yield           Magnum
                                                                        Portfolio -   Portfolio -  Portfolio -     Portfolio -
                                                                          Class I       Class I      Class I         Class I
                                                                           Shares       Shares        Shares         Shares
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                                          $    (604)    $     556    $     514       $      31
   Net realized gain (loss) on investments                                     517           377          (35)            140
   Capital gain distributions from mutual funds                                 --        10,180           --           4,094
   Net change in unrealized appreciation (depreciation) of investments       7,936        (4,662)        (301)            546
                                                                         ---------     ---------    ---------       ---------
Increase (decrease) in net assets resulting from operations                  7,849         6,451          178           4,811
                                                                         ---------     ---------    ---------       ---------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option             (2,742)          371           (1)           (185)
   Contract withdrawals                                                        (24)           --           (7)             --
                                                                         ---------     ---------    ---------       ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                             (2,766)          371           (8)           (185)
                                                                         ---------     ---------    ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      5,083         6,822          170           4,626

NET ASSETS:
   Beginning of year                                                        38,818       125,322        6,943          36,988
                                                                         ---------     ---------    ---------       ---------
   End of year                                                           $  43,901     $ 132,144    $   7,113       $  41,614
                                                                         =========     =========    =========       =========

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                          $    (490)    $     301    $     447       $    (630)
   Net realized gain (loss) on investments                                     (31)        1,884          (30)          2,137
   Capital gain distributions from mutual funds                                 --         4,871           --           4,015
   Net change in unrealized appreciation (depreciation) of investments       1,474        14,654           46           4,249
                                                                         ---------     ---------    ---------       ---------
Increase (decrease) in net assets resulting from operations                    953        21,710          463           9,771
                                                                         ---------     ---------    ---------       ---------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option              2,172          (530)          (2)           (763)
   Contract withdrawals                                                        (22)      (10,000)          (7)        (20,000)
                                                                         ---------     ---------    ---------       ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                              2,150       (10,530)          (9)        (20,763)
                                                                         ---------     ---------    ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      3,103        11,180          454         (10,992)

NET ASSETS:
   Beginning of year                                                        35,715       114,142        6,489          47,980
                                                                         ---------     ---------    ---------       ---------
   End of year                                                           $  38,818     $ 125,322    $   6,943       $  36,988
                                                                         =========     =========    =========       =========

                             See accompanying notes.

                                   USL VA-R-4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        -------------------------------------------------------
                                                                          UIF U.S.                                   Van Kampen
                                                                        Mid Cap Value   UIF Value     Van Kampen     LIT Growth
                                                                         Portfolio -   Portfolio -  LIT Enterprise   and Income
                                                                           Class I       Class I      Portfolio -   Portfolio -
                                                                            Shares        Shares        Class I       Class I
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                                           $   (515)      $    451       $  (13)       $    60
   Net realized gain (loss) on investments                                     246            176           (4)           116
   Capital gain distributions from mutual funds                              6,913          6,850           --          1,467
   Net change in unrealized appreciation (depreciation) of investments      (2,593)       (11,638)         148         (1,112)
                                                                          --------       --------       ------        -------
Increase (decrease) in net assets resulting from operations                  4,051         (4,161)         131            531
                                                                          --------       --------       ------        -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option                  1             (2)          --          2,544
   Contract withdrawals                                                        (31)            --           (4)           (16)
                                                                          --------       --------       ------        -------
Increase (decrease) in net assets resulting from principal
    transactions                                                               (30)            (2)          (4)         2,528
                                                                          --------       --------       ------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      4,021         (4,163)         127          3,059

NET ASSETS:
   Beginning of year                                                        63,934         94,160        1,181         38,957
                                                                          --------       --------       ------        -------
   End of year                                                            $ 67,955       $ 89,997       $1,308        $42,016
                                                                          ========       ========       ======        =======

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                           $   (803)      $    291       $  (11)       $   (92)
   Net realized gain (loss) on investments                                   3,697            145           (7)           294
   Capital gain distributions from mutual funds                              9,263          8,804           --          2,321
   Net change in unrealized appreciation (depreciation) of investments         (63)         3,238           81          2,568
                                                                          --------       --------       ------        -------
Increase (decrease) in net assets resulting from operations                 12,094         12,478           63          5,091
                                                                          --------       --------       ------        -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option                 (6)            (5)          (1)          (901)
   Contract withdrawals                                                    (20,032)            --           (4)           (16)
                                                                          --------       --------       ------        -------
Increase (decrease) in net assets resulting from principal
    transactions                                                           (20,038)            (5)          (5)          (917)
                                                                          --------       --------       ------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (7,944)        12,473           58          4,174

NET ASSETS:
   Beginning of year                                                        71,878         81,687        1,123         34,783
                                                                          --------       --------       ------        -------
   End of year                                                            $ 63,934       $ 94,160       $1,181        $38,957
                                                                          ========       ========       ======        =======

                             See accompanying notes.

                                   USL VA-R-5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                            Divisions
                                                                        ----------------
                                                                         Van Kampen LIT
                                                                        Strategic Growth
                                                                           Portfolio -
                                                                             Class I
For the Year Ended December 31, 2007

OPERATIONS:
   Net investment income (loss)                                              $  (39)
   Net realized gain (loss) on investments                                      (14)
   Capital gain distributions from mutual funds                                  --
   Net change in unrealized appreciation (depreciation) of investments          455
                                                                             ------
Increase (decrease) in net assets resulting from operations                     402
                                                                             ------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option                  --
   Contract withdrawals                                                          (8)
                                                                             ------
Increase (decrease) in net assets resulting from principal
   transactions                                                                  (8)
                                                                             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         394

NET ASSETS:
   Beginning of year                                                          2,619
                                                                             ------
   End of year                                                               $3,013
                                                                             ======

For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                              $  (36)
   Net realized gain (loss) on investments                                      (20)
   Capital gain distributions from mutual funds                                  --
   Net change in unrealized appreciation (depreciation) of investments           94
                                                                             ------
Increase (decrease) in net assets resulting from operations                      38
                                                                             ------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option                  (2)
   Contract withdrawals                                                          (7)
                                                                             ------
Increase (decrease) in net assets resulting from principal
   transactions                                                                  (9)
                                                                             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          29

NET ASSETS:
   Beginning of year                                                          2,590
                                                                             ------
   End of year                                                               $2,619
                                                                             ======

                             See accompanying notes.

                                   USL VA-R-6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account USL VA-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable annuity contracts issued by the Company. The following products are included in the Separate Account: GENERATIONS(R), Platinum Investor(R) Immediate Variable Annuity and Select Reserve. Of the products listed, GENERATIONS(R) and Select Reserve are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account consists of "Divisions," which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Divisions are as follows:

                   AIM Variable Insurance Funds ("AIM V.I."):
                AIM V.I. International Growth Fund - Series I (1)
                 AIM V.I. Premier Equity Fund - Series I (1) (2)

                   The Alger American Fund ("Alger American"):
         Alger American Leveraged AllCap Portfolio - Class O Shares (1)
           Alger American MidCap Growth Portfolio - Class O Shares (1)

       American Century Variable Portfolio, Inc. ("American Century VP"):
          American Century VP Inflation Protection Fund - Class II (1)
                  American Century VP Value Fund - Class I (1)

                     Credit Suisse Trust ("Credit Suisse"):
                Credit Suisse Small Cap Core I Portfolio (1) (13)

                  Dreyfus Investment Portfolio ("Dreyfus IP"):
           Dreyfus IP MidCap Stock Portfolio - Initial Shares (1) (3)

                Dreyfus Variable Investment Fund ("Dreyfus VIF"):
        Dreyfus VIF Developing Leaders Portfolio - Initial Shares (1) (3)
           Dreyfus VIF Quality Bond Portfolio - Initial Shares (1) (3)

          Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
        Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2 (1)
          Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 (1)
          Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1) (4)
             Fidelity(R) VIP Growth Portfolio - Service Class 2 (1) Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (1)

  Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton"):
    Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 (1)
         Franklin Templeton Franklin U.S. Government Fund - Class 2 (1) Franklin Templeton Mutual Shares Securities Fund - Class 2 (1)
       Franklin Templeton Templeton Foreign Securities Fund - Class 2 (1)

                       Janus Aspen Series ("Janus Aspen"):
         Janus Aspen International Growth Portfolio - Service Shares (1)
            Janus Aspen Mid Cap Growth Portfolio - Service Shares (1)
         Janus Aspen Worldwide Growth Portfolio - Service Shares (1) (5)

                                   USL VA-R-7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

                    J.P. Morgan Series Trust II ("JPMorgan"):
                    JPMorgan Mid Cap Value Portfolio (1) (6)
                      JPMorgan Small Company Portfolio (1)

               MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT"):
           MFS(R) VIT Core Equity Series - Initial Class (1) (7) (14)
            MFS(R) VIT Emerging Growth Series - Initial Class (1) (7)
               MFS(R) VIT New Discovery Series - Initial Class (1)
                 MFS(R) VIT Research Series - Initial Class (1)

      Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"):
           Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I (1)

               Oppenheimer Variable Account Funds ("Oppenheimer"):
              Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
         Oppenheimer Global Securities Fund/VA - Non-Service Shares (1)

                  PIMCO Variable Insurance Trust ("PIMCO VIT"):
 PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class (1) (8)
           PIMCO VIT Real Return Portfolio - Administrative Class (1)
            PIMCO VIT Short-Term Portfolio - Administrative Class (1)
           PIMCO VIT Total Return Portfolio - Administrative Class (1)

                  Pioneer Variable Contracts Trust ("Pioneer"):
              Pioneer Mid Cap Value VCT Portfolio - Class I (1) (9)

                      Putnam Variable Trust ("Putnam VT"):
                Putnam VT Diversified Income Fund - Class IB (1)
              Putnam VT Growth and Income Fund - Class IB (1) (10)
          Putnam VT International Growth and Income Fund - Class IB (1)

                     SunAmerica Series Trust ("SunAmerica"):
              SunAmerica Aggressive Growth Portfolio - Class 1 (1)
                SunAmerica Balanced Portfolio - Class 1 (1) (15)

                The Universal Institutional Funds, Inc. ("UIF"):
            UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
           UIF Emerging Markets Equity Portfolio - Class I Shares (1)
                UIF Equity Growth Portfolio - Class I Shares (11)
               UIF Global Value Equity Portfolio - Class I Shares
                 UIF High Yield Portfolio - Class I Shares (11)
               UIF International Magnum Portfolio - Class I Shares
                UIF U.S. Mid Cap Value Portfolio - Class I Shares
               UIF U.S. Real Estate Portfolio - Class I Shares (1)
                      UIF Value Portfolio - Class I Shares

                                VALIC Company I:
                 VALIC Company I International Equities Fund (1)
                     VALIC Company I Mid Cap Index Fund (1)
                     VALIC Company I Money Market I Fund (1)
                  VALIC Company I Nasdaq-100(R) Index Fund (1)
                  VALIC Company I Science & Technology Fund (1)
                    VALIC Company I Small Cap Index Fund (1)
                      VALIC Company I Stock Index Fund (1)

              Van Kampen Life Investment Trust ("Van Kampen LIT"):
                  Van Kampen LIT Enterprise Portfolio - Class I
                Van Kampen LIT Government Portfolio - Class I (1)

                                   USL VA-R-8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

        Van Kampen Life Investment Trust ("Van Kampen LIT"): - continued:
              Van Kampen LIT Growth and Income Portfolio - Class I
               Van Kampen LIT Money Market Portfolio - Class I (1)
            Van Kampen LIT Strategic Growth Portfolio - Class I (12)

            Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
                  Vanguard(R) VIF High Yield Bond Portfolio (1)
                    Vanguard(R) VIF REIT Index Portfolio (1)

(1)  Division had no activity.

(2) Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I is no longer offered as an investment option, and AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I.

(3) Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial Shares, Dreyfus VIF Developing Leaders Portfolio - Initial Shares and Dreyfus VIF Quality Bond Portfolio - Initial Shares are no longer offered as investment options for contracts with an issue date of May 1, 2006 or later.

(4) Effective May 1, 2006, Fidelity VIP Freedom 2020 Portfolio - Service Class 2, Fidelity VIP Freedom 2025 Portfolio - Service Class 2 and Fidelity VIP Freedom 2030 Portfolio - Service Class 2 became available as investment options.

(5) Effective May 1, 2006, Janus Aspen Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for contracts with an issue date of May 1, 2006 or later.

(6) Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for contracts with an issue date of May 1, 2006 or later.

(7) Effective May 1, 2006, MFS VIT Capital Opportunities Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for contracts with an issue date of May 1, 2006 or later.

(8) Effective May 1, 2006, PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class became available as an investment option.

(9) Effective May 1, 2006, Pioneer Mid Cap Value VCT Portfolio - Class 1 became available as an investment option.

(10) Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for contracts with an issue date of May 1, 2006 or later.

(11) Effective May 1, 2006, UIF Equity Growth Portfolio - Class I Shares and UIF High Yield Portfolio - Class I Shares are no longer offered as investment options for contracts with an issue date of May 1, 2006 or later.

(12) Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio - Class I.

(13) Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

(14) Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

(15) Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

                                   USL VA-R-9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net purchases from the contracts are allocated to the Divisions and invested in the Funds in accordance with contract owner instructions. Net purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. Payments between the Company and the Separate Account are disclosed in the Statement of Changes in Net Assets as mortality reserve transfers.

Annuity reserves are calculated according to either the Progressive Annuity Table, 1983(a) Individual Mortality Table, depending on the calendar year of annuitization. There are currently no contracts in the payout phase.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                   USL VA-R-10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges

Premium taxes - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by contract follows:

                                                         Mortality
                                                   and Expense Risk and
                                                  Administrative Charges
Contracts                                           Current Annual Rate
-----------------------------------------------   ----------------------
GENERATIONS(R)                                             1.40%
Platinum Investor(R) Immediate Variable Annuity            0.55%

Contract fee and sales charge - The Platinum Investor(R) Immediate Variable Annuity contract allows the Company to charge a one time contract fee of $100 to cover administrative cost of issuing the contract. The Company may charge a 4% sales charge to cover sales expenses, including commissions under the Platinum Investor(R) Immediate Variable Annuity contract. The contract fee and sales charge are deducted from the purchase payments.

Annual certificate fee - The Company will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS(R) contract. This fee is not imposed during the Annuity Period. The Company reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding. Annual fees are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - The Company may charge a transfer fee of $25 for each transfer when more than 12 transfers between investment Divisions occur in a contract year. The transfer fees are paid by redemption of units outstanding. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The surrender charge reimburses the Company for part of the expenses in distribution of the contracts. The surrender charge is paid by redemption of units outstanding. The surrender charges are included with contract withdrawals in the Statement of Changes in Net Assets under principal transactions.

                                   USL VA-R-11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                        Cost of    Proceeds
Divisions                                              Purchases  from Sales
----------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I Shares            $    --     $3,371
UIF Global Value Equity Portfolio - Class I Shares       12,876      1,770
UIF High Yield Portfolio - Class I Shares                   613        107
UIF International Magnum Portfolio - Class I Shares       4,689        750
UIF U.S. Mid Cap Value Portfolio - Class I Shares         7,360        991
UIF Value Portfolio - Class I Shares                      8,654      1,355
Van Kampen LIT Enterprise Portfolio - Class I                 5         23
Van Kampen LIT Growth and Income Portfolio - Class I      4,574        520
Van Kampen LIT Strategic Growth Portfolio - Class I           1         46

                                   USL VA-R-12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2007.

                                                               Net Asset   Value of
                                                               Value Per   Shares at    Cost of
Divisions                                              Shares     Share   Fair Value  Shares Held
-------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I Shares            2,185    $20.09    $ 43,901     $ 35,286
UIF Global Value Equity Portfolio - Class I Shares      8,028     16.46     132,144      110,449
UIF High Yield Portfolio - Class I Shares                 552     12.88       7,114        7,848
UIF International Magnum Portfolio - Class I Shares     2,870     14.50      41,614       34,473
UIF U.S. Mid Cap Value Portfolio - Class I Shares       3,556     19.11      67,955       56,598
UIF Value Portfolio - Class I Shares                    6,834     13.17      89,997       88,879
Van Kampen LIT Enterprise Portfolio - Class I              75     17.47       1,307        1,456
Van Kampen LIT Growth and Income Portfolio - Class I    1,967     21.36      42,016       34,681
Van Kampen LIT Strategic Growth Portfolio - Class I        89     33.68       3,014        3,633

                                   USL VA-R-13

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the years ended December 31, 2007 and 2006.

                                                                    Accumulation
                                                      Accumulation      Units     Annuity Units  Annuity Units  Net Increase
Divisions                                             Units Issued    Redeemed        Issued        Redeemed     (Decrease)
----------------------------------------------------------------------------------------------------------------------------
2007
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                             --            (286)          --             --            (286)
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                             35               -           --             --              35
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                             --              (1)          --             --              (1)
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                             --             (20)          --             --             (20)
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                             --              (2)          --             --              (2)
UIF Value Portfolio - Class I Shares
   GENERATIONS                                             --              --           --             --              --
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                             --              --           --             --              --
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                            198              (1)          --             --             197
Van Kampen LIT Strategic Growth Portfolio - Class I
   GENERATIONS                                             --              (1)          --             --              (1)

2006
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                            271              (3)          --             --             268
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                             --          (1,116)          --             --          (1,116)
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                             --              (1)          --             --              (1)
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                             --          (2,842)          --             --          (2,842)
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                             --          (1,576)          --             --          (1,576)
UIF Value Portfolio - Class I Shares
   GENERATIONS                                             --              --           --             --              --
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                             --              --           --             --              --
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                             --             (72)          --             --             (72)
Van Kampen LIT Strategic Growth Portfolio - Class I
   GENERATIONS                                             --              --           --             --              --

                                   USL VA-R-14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, are as follows:

                                                                                    Investment
                                                                 Unit                 Income      Expense      Total
Divisions                                               Units   Value   Net Assets   Ratio (a)   Ratio (b)  Return (c)
----------------------------------------------------------------------------------------------------------------------
2007
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                           4,552  $ 9.64   $ 43,901      0.00%       1.40%      20.20%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                          12,630   10.46    132,144      1.87%       1.40%       5.15%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                           1,051    6.77      7,113      8.72%       1.40%       2.56%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                           4,711    8.83     41,614      1.51%       1.40%      12.99%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                           4,658   14.59     67,955      0.68%       1.40%       6.34%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                           9,971    9.03     89,997      1.96%       1.40%      -4.42%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                              68   19.35      1,308      0.40%       1.40%      11.11%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                           3,282   12.80     42,016      1.55%       1.40%       1.36%
Van Kampen LIT Strategic Growth Portfolio - Class I
   GENERATIONS                                             211   14.28      3,013      0.05%       1.40%      15.33%

2006
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                           4,838    8.02     38,818      0.00%       1.40%       2.66%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                          12,595    9.95    125,322      1.66%       1.40%      19.53%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                           1,052    6.60      6,943      8.04%       1.40%       7.12%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                           4,731    7.82     36,988      0.12%       1.40%      23.40%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                           4,660   13.72     63,934      0.32%       1.40%      19.02%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                           9,971    9.44     94,160      1.70%       1.40%      15.27%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                              68   17.41      1,181      0.41%       1.40%       5.59%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                           3,085   12.63     38,957      1.14%       1.40%      14.62%
Van Kampen LIT Strategic Growth Portfolio - Class I *
   GENERATIONS                                             212   12.38      2,619      0.00%       1.40%       1.43%

                                   USL VA-R-15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, are as follows:

                                                                                  Investment
                                                               Unit                 Income     Expense     Total
Divisions                                              Units   Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------
2005
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                         4,570  $ 7.82   $ 35,715      0.40%      1.40%      14.11%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                        13,711    8.32    114,142      0.88%      1.40%       4.36%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                         1,053    6.16      6,489      5.09%      1.40%      -0.34%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                         7,573    6.34     47,980      1.09%      1.40%       9.53%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                         6,236   11.53     71,878      0.30%      1.40%      10.75%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                         9,971    8.19     81,687      1.30%      1.40%       3.11%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                           212   12.21      2,590      0.25%      1.40%       6.44%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            68   16.49      1,123      0.70%      1.40%       6.65%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         3,157   11.02     34,783      0.98%      1.40%       8.46%

2004
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                         7,240    6.85     49,591      0.13%      1.40%       6.27%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                        17,087    7.98    136,296      0.73%      1.40%      11.96%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                         2,062    6.18     12,751      6.04%      1.40%       7.96%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                         8,803    5.78     50,922      2.74%      1.40%      15.76%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                         6,815   10.41     70,929      0.02%      1.40%      13.00%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                         9,971    7.94     79,220      0.96%      1.40%      16.20%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                           213   11.47      2,440      0.00%      1.40%       5.55%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            68   15.46      1,057      0.37%      1.40%       2.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         3,709   10.16     37,675      0.95%      1.40%      12.79%

                                   USL VA-R-16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, are as follows:

                                                                                  Investment
                                                                Unit                Income     Expense     Total
Divisions                                              Units   Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------
2003
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                        12,811  $ 6.44   $ 82,568      0.00%      1.40%      23.23%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                        17,102    7.12    121,844      0.00%      1.40%      27.22%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                         2,063    5.73     11,818      0.00%      1.40%      23.97%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                         8,855    5.00     44,246      0.12%      1.40%      25.55%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                         6,818    9.21     62,796      0.00%      1.40%      39.55%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                         9,971    6.84     68,178      0.00%      1.40%      32.25%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                           214   10.87      2,320      0.00%      1.40%      25.61%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            69   15.07      1,036      0.50%      1.40%      24.14%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         3,756    9.01     33,828      0.93%      1.40%      26.31%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values.

*    Fund name changes

     2006

     . Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio Class I.

                                   USL VA-R-17

                             Financial Statements

       The United States Life Insurance Company in the City of New York

                 Years ended December 31, 2007, 2006 and 2005

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

 Report of Independent Registered Public Accounting Firm.................. F-1

 Audited Financial Statements

 Balance Sheets........................................................... F-2
 Statements of Income..................................................... F-4
 Statements of Shareholder's Equity....................................... F-5
 Statements of Comprehensive Income....................................... F-6
 Statements of Cash Flows................................................. F-7
 Notes to Financial Statements............................................ F-8

[LOGO OF PRICEWATERHOUSECOOPERS]

                                                     PricewaterhouseCoopers LLP
                                                     1201 Louisiana
                                                     Suite 2900
                                                     Houston TX 77002-5678
                                                     Telephone (713) 356 4000
                                                     Facsimile (713) 356 4717

            Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
The United States Life Insurance Company in the City of New York

In our opinion, the accompanying balance sheets and the related statements of income, of shareholder's equity, of comprehensive income and of cash flows, present fairly in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Houston, TX
April 29, 2008

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                              December 31
                                                         ---------------------
                                                            2007       2006
                                                         ---------- ----------
                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at
     fair value (amortized cost $4,156,377 in 2007 and
     $3,233,700 in 2006)                                 $4,205,123 $3,325,898
   Equity securities, available for sale, at fair value
     (cost - $11,068 in 2007 and $10,602 in 2006)            11,881     11,221
   Mortgage loans on real estate                            368,180    351,720
   Policy loans                                             202,061    200,890
   Other long-term investments                               23,514     22,933
   Securities lending collateral                          1,255,778    604,206
   Short-term investments, at cost (approximates fair
     value)                                                  49,609     16,722
                                                         ---------- ----------
Total investments                                         6,116,146  4,533,590

Cash                                                          6,384     14,172
Note receivable - affiliate                                 139,381    131,955
Receivable from affiliates                                    1,907      3,862
Accrued investment income                                    54,925     44,874
Accounts and premiums receivable                            116,630    113,057
Reinsurance recoverable - paid losses                        22,782     44,825
Reinsurance recoverable - unpaid losses                     278,094  1,142,619
Deferred acquisition costs                                  301,750    287,832
Deferred tax asset                                          132,176     28,605
Assets held in separate accounts                              4,198      3,840
Other assets                                                 24,793     29,571
                                                         ---------- ----------
Total assets                                             $7,199,166 $6,378,802
                                                         ========== ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                              December 31
                                                         ----------------------
                                                            2007        2006
                                                         ----------  ----------
                                                             (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits                      $2,095,617  $2,071,460
   Future policy benefits for life and accident and
     health insurance contracts                           1,621,755   1,631,382
   Other policyholders' funds                               219,888     184,721
   Policy and contract claims                               763,375     713,517
   Income taxes payable                                      59,149      15,654
   Payable to affiliates                                      4,838       7,447
   Reinsurance payable                                       44,726     124,989
   Securities lending payable                             1,362,370     604,206
   Liabilities held in separate accounts                      4,198       3,840
   Other liabilities                                        133,591     160,916
                                                         ----------  ----------
Total liabilities                                         6,309,507   5,518,132
                                                         ----------  ----------
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares
     authorized, issued, and outstanding                      3,961       3,961
   Additional paid-in capital                               527,274     525,077
   Accumulated other comprehensive income                   (31,093)     44,016
   Retained earnings                                        389,517     287,616
                                                         ----------  ----------
Total shareholder's equity                                  889,659     860,670
                                                         ----------  ----------
Total liabilities and shareholder's equity               $7,199,166  $6,378,802
                                                         ==========  ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                                    Year ended December 31
                                                ------------------------------
                                                   2007       2006      2005
                                                ----------  --------  --------
                                                        (In Thousands)
Revenues:
   Premiums and other considerations (see note
     13)                                        $  553,475  $176,806  $167,360
   Insurance charges                               170,736   133,430   123,642
   Net investment income                           315,074   259,773   247,888
   Net realized investment (losses) gains          (54,361)  (18,600)    3,258
   Gain on reinsurance settlement                   32,935         -         -
   Other                                                90        66       310
                                                ----------  --------  --------
Total revenues                                   1,017,949   551,475   542,458
                                                ----------  --------  --------
Benefits and expenses:
   Death and other benefits (see note 13)          436,307   294,177   171,994
   Interest credited                               143,182   149,644   139,491
   Operating costs and expenses                    275,479   115,892   118,492
                                                ----------  --------  --------
Total benefits and expenses                        854,968   559,713   429,977
                                                ----------  --------  --------
Income (loss) before income taxes                  162,981    (8,238)  112,481
Income taxes:
   Current                                         117,845    43,213    (4,469)
   Deferred                                        (60,889)  (46,168)   42,695
                                                ----------  --------  --------
Total income taxes                                  56,956    (2,955)   38,226
                                                ----------  --------  --------
Net income (loss)                               $  106,025  $ (5,283) $ 74,255
                                                ==========  ========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                     Year ended December 31
                                                  ----------------------------
                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Common stock:
   Balance at beginning and end of year           $  3,961  $  3,961  $  3,961
                                                  --------  --------  --------
Additional paid-in capital:
   Balance at beginning of year                    525,077   475,077   345,077
   Capital contribution                              2,197    50,000   130,000
                                                  --------  --------  --------
   Balance at end of year                          527,274   525,077   475,077
                                                  --------  --------  --------
Accumulated other comprehensive income:
   Balance at beginning of year                     44,016    50,876    91,193
   Other comprehensive (loss) income               (75,109)   (6,860)  (40,317)
                                                  --------  --------  --------
   Balance at end of year                          (31,093)   44,016    50,876
                                                  --------  --------  --------
Retained earnings:
   Balance at beginning of year, as previously
     reported                                      287,616   342,899   268,644
   Add: adjustment for the cumulative effect of
     previous years of applying retrospectively
     the new accounting method for deferred
     acquisition costs in connection with
     modifications or exchanges of insurance
     contracts (see note 2)                         (4,124)        -         -
                                                  --------  --------  --------
   Balance at beginning of year, as adjusted       283,492   342,899   268,644
   Net income (loss)                               106,025    (5,283)   74,255
   Dividends paid                                        -   (50,000)        -
                                                  --------  --------  --------
   Balance at end of year                          389,517   287,616   342,899
                                                  --------  --------  --------
Total shareholder's equity                        $889,659  $860,670  $872,813
                                                  ========  ========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                     Year ended December 31
                                                  ----------------------------
                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Net income (loss)                                 $106,025  $ (5,283) $ 74,255
                                                  --------  --------  --------
Other comprehensive loss:
   Net unrealized losses on invested assets
     arising during the current period             (76,448)  (17,887)  (90,901)
   Deferred income tax benefit on above changes     26,769     6,503    31,574
   Reclassification adjustment for net realized
     (losses) gains included in net income         (54,976)  (17,952)    3,591
   Deferred income tax benefit (expense) on
     above changes                                  19,242     6,283    (1,257)
   Adjustment to deferred acquisition costs         15,853    24,913    25,655
   Deferred income tax expense on above changes     (5,549)   (8,720)   (8,979)
                                                  --------  --------  --------
   Other comprehensive loss                        (75,109)   (6,860)  (40,317)
                                                  --------  --------  --------
Comprehensive income (loss)                       $ 30,916  $(12,143) $ 33,938
                                                  ========  ========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                               Year ended December 31
                                                                                         ---------------------------------
                                                                                            2007       2006        2005
                                                                                         ---------  ---------  -----------
                                                                                                   (In Thousands)
Operating activities
Net income (loss)                                                                        $ 106,025  $  (5,283) $    74,255
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Change in accounts and premiums receivable                                               (3,573)    17,505       (1,930)
   Change in future policy benefits and other policy claims                               (199,882)  (202,396)    (200,647)
   Interest credited on policyholder contracts                                             143,182    149,644      139,491
   Increase in workers' compensation claim reserve, net                                     31,486     98,731       62,704
   Amortization of policy acquisition costs                                                 59,713     43,333       54,594
   Policy acquisition costs deferred                                                       (64,122)   (59,145)     (66,104)
   Provision for deferred income tax expense                                               (60,889)   (46,168)      42,695
   Depreciation and amortization                                                            (6,259)    (6,616)     (14,594)
   Change in indebtedness to/from affiliates                                                  (654)     7,330      (23,142)
   Change in reinsurance balances                                                           30,839    (60,749)     (28,150)
   Net loss (gain) on sale of investments                                                   54,361     18,600       (3,258)
   Other, net                                                                               35,136    112,334       26,728
                                                                                         ---------  ---------  -----------
Net cash provided by operating activities                                                  125,363     67,120       62,642
                                                                                         ---------  ---------  -----------
Investing activities
Purchases of : Fixed maturity and equity securities                                       (775,480)  (604,549)  (1,599,669)
       Mortgages                                                                           (55,638)  (160,480)     (69,881)
       Other investments                                                                  (864,070)  (478,302)  (1,310,785)

Sales of : Fixed maturity and equity securities                                            442,951    466,384      966,679
       Mortgages                                                                            32,611     11,418       20,761
       Other investments                                                                   724,342    458,207    1,313,706

Redemptions and maturities of fixed maturity and equity securities                         154,830    129,534      259,777
Sales and purchases of property and equipment, net                                               -          -          840
Change in securities lending collateral                                                   (651,572)  (217,399)    (186,163)
                                                                                         ---------  ---------  -----------
Net cash used in investing activities                                                     (992,026)  (395,187)    (604,735)
                                                                                         ---------  ---------  -----------
Financing activities
Policyholders' contract deposits                                                           237,635    283,329      277,262
Policyholders' contract withdrawals                                                       (139,121)  (174,820)    (162,812)
Change in securities lending payable                                                       758,164    217,399      186,163
Dividends paid                                                                                   -    (50,000)           -
Capital contributions from parent                                                            2,197     50,000      250,000
                                                                                         ---------  ---------  -----------
Net cash provided by financing activities                                                  858,875    325,908      550,613
                                                                                         ---------  ---------  -----------
(Decrease) increase in cash                                                                 (7,788)    (2,159)       8,520
Cash at beginning of year                                                                   14,172     16,331        7,811
                                                                                         ---------  ---------  -----------
Cash at end of year                                                                      $   6,384  $  14,172  $    16,331
                                                                                         =========  =========  ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the
"Company") is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by ceding it to subsidiaries of the AEGON group through a 100% indemnity coinsurance agreement (see Note 14).

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility with the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments and securities lending collateral. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts.

       The United States Life Insurance Company in the City of New York

1. Nature of Operations (continued)

During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

The Company recorded a net benefit of $11.3 million pre-tax, and $7.3 million post-tax, for the year ended December 31, 2005 to reflect the cumulative effect of the correction of certain prior period errors. This correction primarily related to the impact on premiums (of $5.9 million pre-tax) and deferred acquisition costs (of $4.3 million pre-tax) for overpayments of reinsurance premiums during the years ended December 31, 2002 to 2004. These overpayments were identified during 2005, and the Company has fully recovered them from the reinsurers during 2006. Other adjustments included corrections to deferred acquisition costs and certain investment related balances. These errors resulted in an (understatement)/overstatement of pre-tax income for the years ended December 31, 2004 and 2003 of $(2.8) million and $275 thousand, respectively. There was no significant impact to shareholder's equity due to these matters in any prior period.

In 2007 and 2006, the correction of certain prior period adjustments did not have a material impact on the Company's income or shareholder's equity.

The Company has reclassified certain amounts in its 2006 and 2005 financial statements to conform to the 2007 presentation. None of these reclassifications had an effect on earnings, shareholder's equity or cash flows.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2007 and 2006. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments include commercial paper and money market investments. All such investments are carried at cost , which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.3 Investments (continued)

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends. The Company did not require an allowance for 2007 or 2006.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

Other Long-Term Investments

Other long-term investments consist of limited partnership investments. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In instances where the Company may hold less than a five percent interest, however, the total consolidated AIG ownership equals or exceeds the five percent threshold, the equity method of accounting is utilized.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.3 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company lends securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is obtained at a minimum of 102% of the value of the loaned securities. The collateral is held in a separate custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company. The collateral is reinvested in short-term investments and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income, net of deferred taxes, in shareholders' equity. Securities lending collateral investments are subject to review for other-than-temporary impairment using the same policy applied to other invested assets. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income. The Company's allocated portion of any realized investment gains or losses on the collateral investments are recorded in the statements of income.

The fair values of securities subject to securities lending agreements were $1.3 billion and $590 million as of December 31, 2007 and 2006, respectively, which represents securities included in fixed maturities securities available for sale in the balance sheets at the respective balance sheet dates.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The retrospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Investment Income (continued)

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

Realized Investment Gains (Losses)

Realized capital gains and losses are determined principally by specific identification.

The Company evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

In general, a security is considered a candidate for impairment if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

    . The Company cannot reasonably assert the recovery period as being other-than-temporary in the case of severe, and at times rapid, declines in market values.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.3 Investments (continued)

Realized Investment Gains (Losses) (continued)

At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

In periods subsequent to the recognition of an OTTI loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows.

2.4 Cash

Cash includes currency on hand and demand deposits with banks or other financial institutions.

2.5 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.5 Deferred Acquisition Costs ("DAC") (continued)

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in accumulated other comprehensive income within shareholder's equity.

For group contracts, the DAC is amortized in relation to the expected revenue over the rate guarantee period.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

2.6 Revenue Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.7 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.83% to 13.50% at December 31, 2007. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance and deferred revenue charges.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.7 Policy and Contract Claim Reserves (continued)

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods, rule of 78, pro rata or mean of rule of 78 and pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability ("LTD") claims are based on the 1987 Commissioner's Group Disability Table, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 6.13%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense reserves are most material on LTD claims. These reserves are calculated as a percentage of the claim reserves based on factors derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Group are estimated by using a loss development analysis, based on the Bornhuetter-Ferguson on Incurred Loss method, although several other methods were reviewed. Future expected claim payments are discounted at 3% interest.

2.8 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. These limits were increased from lower amounts on April 11, 2007.

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group LTD, the Company reinsures on both a quota share and excess of loss basis depending on the size of the case.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.8 Reinsurance (continued)

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.9 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to the shareholder is excluded from net income and shareholder's equity and is included as a liability in other policyholders' funds. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.2 million, $2.7 million and $3.3 million in 2007, 2006 and 2005, respectively, and are included in death and other benefits in the statements of income.

2.10 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.11 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates, foreign currencies and equity markets on cash flows, investment income, policyholder liabilities and equity.

The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.11 Derivatives (continued)

The Company carries all derivatives in the balance sheets at fair values. The Company believes that such hedging activities have been and remain economically effective, however, the Company determined that its swaps do not currently qualify for hedge accounting. As a result, changes in the fair value of derivatives are reported in realized investment gains and losses.

2.12 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the separate account assets. Investment income, realized investment gains, and deposits and withdrawals related to separate accounts are excluded from the Company's financial statements. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.13 Recently Issued Accounting Standards

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.13 Recently Issued Accounting Standards (continued)

In the first quarter of 2007, the Company recorded a cumulative effect reduction of $4.1 million, net of tax, to the opening balance of retained earnings on the date of adoption of SOP 05-1. This adoption reflected changes in unamortized DAC, deferred sales inducement assets, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements.

In February, 2006, the Financial Accounting Standards Board ("FASB") issued FAS 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FAS 133 and FAS 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The Company was not affected by implementing this guidance.

In July 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company adopted FIN 48 on January 1, 2007. The Company's implementation did not result in an adjustment to opening retained earnings.

In July 2006, the FASB issued FASB Staff Position No. ("FSP") FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted FSP 13-2 on January 1, 2007. The Company was not affected by implementing this guidance.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.14 Future Applications of Accounting Standards

In September 2006, the FASB issued FAS 157, "Fair Value Measurements"
("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 nullifies the guidance in Emerging Issues Task Force ("EITF") 02-3 that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value.

The Company adopted FAS 157 on January 1, 2008, its required effective date. FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The implementation of FAS 157 did not have a material effect on the Company's financial condition or results of operations.

In February 2007, the FASB issued FAS 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159, also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value.

FAS 159, permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.

The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.14 Future Applications of Accounting Standards (continued)

In December 2007, the FASB issued FAS 141 (revised 2007), "Business Combinations" ("FAS 141(R")). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes.

FAS 141(R) is required to be adopted for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company). Early adoption is prohibited. The Company is currently evaluating the effect FAS 141(R) will have on its financial condition or results of operations.

In December 2007, the FASB issued FAS 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("FAS 160").
FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity. FAS 160, also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

FAS 160 is required to be adopted in the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company) and earlier application is prohibited. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. FAS 160 will have no effect on the Company's financial condition or results of operations.

In March 2008, the FASB issued FAS 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. The new standard is effective for fiscal periods beginning after November 15, 2008.

       The United States Life Insurance Company in the City of New York

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                       2007     2006     2005
                                                     -------- -------- --------
                                                           (In Thousands)
Investment income:
   Fixed maturities                                  $219,691 $216,012 $209,928
   Equity securities                                    1,354    1,028      515
   Mortgage loans on real estate                       24,369   16,426   14,712
   Policy loans                                        13,230   13,049   12,997
   Other long-term investments                          5,283    6,505    5,153
   Short-term investments                               2,898    1,430    2,110
   Investment income from affiliates                    6,918    7,417    4,677
   Interest on reinsurance recapture                   43,751        -        -
                                                     -------- -------- --------
Gross investment income                               317,494  261,867  250,092
Investment expenses                                     2,420    2,094    2,204
                                                     -------- -------- --------
Net investment income                                $315,074 $259,773 $247,888
                                                     ======== ======== ========

3.2 Investment Gains and Losses

The net realized (losses) gains by type of investment are summarized below:

                                                    2007      2006      2005
                                                  --------  --------  --------
Realized (losses) gains on investments:                  (In Thousands)
Fixed maturities:
   Gross gains                                    $  6,467  $  4,879  $ 19,768
   Gross losses                                    (41,077)  (24,427)  (17,835)
                                                  --------  --------  --------
Total fixed maturities                             (34,610)  (19,548)    1,933
Other investments                                     (870)      948     1,325
Securities lending collateral                      (18,881)        -         -
                                                  --------  --------  --------
Net realized investment (losses) gains            $(54,361) $(18,600) $  3,258
                                                  ========  ========  ========

During 2007, 2006 and 2005, the Company's realized losses included write-downs of $31.8 million, $14.5 million and $7.1 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2007, the Company's realized losses included write-downs of $16.7 million and $489 thousand, respectively, related to other than temporary declines in securities lending and other long term investments. There were no write-downs related to other than temporary declines in securities lending or other long term investments in 2006 or 2005.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.2 Investment Gains and Losses (continued)

The following table summarizes the gross unrealized losses and fair value on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2007 and 2006, respectively:

                                    12 Months or Less   Greater than 12 Months         Total
                                  --------------------- ---------------------  ---------------------
                                             Unrealized             Unrealized            Unrealized
                                  Fair Value   Losses   Fair Value    Losses   Fair Value   Losses
                                  ---------- ---------- ----------  ---------- ---------- ----------
(In Thousands)
December 31, 2007
   Fixed Maturities               $1,233,722  $ 33,740   $760,586    $42,179   $1,994,308  $ 75,919
   Other Long Term Investments             -         -      1,367        393        1,367       393
   Securities lending collateral     898,738    81,730     77,254      8,259      975,992    89,989
                                  ----------  --------   --------    -------   ----------  --------
   Total                          $2,132,460  $115,470   $839,207    $50,831   $2,971,667  $166,301
                                  ==========  ========   ========    =======   ==========  ========

                                    12 Months or Less   Greater than 12 Months         Total
                                  --------------------- ---------------------  ---------------------
                                             Unrealized             Unrealized            Unrealized
                                  Fair Value   Losses   Fair Value    Losses   Fair Value   Losses
                                  ---------- ---------- ----------  ---------- ---------- ----------
(In Thousands)
December 31, 2006
   Fixed Maturities               $  363,015  $  5,480   $950,124    $33,335   $1,313,139  $ 38,815
   Other Long Term Investments             -         -      4,583        643        4,583       643
                                  ----------  --------   --------    -------   ----------  --------
   Total                          $  363,015  $  5,480   $954,707    $33,978   $1,317,722  $ 39,458
                                  ==========  ========   ========    =======   ==========  ========

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than- temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2007, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2007 and 2006 were as follows:

                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost        Gain       Loss    Fair Value
                                    ---------- ---------- ---------- ----------
 December 31, 2007                                (In Thousands)
 Fixed maturity securities:
    Corporate securities:
        Investment-grade            $2,640,743  $ 97,896   $(29,898) $2,708,741
        Below investment-grade         351,951     6,443     (3,699)    354,695
    Mortgage-backed securities*      1,083,101    12,623    (42,316)  1,053,408
    U.S. government obligations         24,722     3,227          -      27,949
    Foreign governments                 29,970     2,399         (6)     32,363
    State and political
      subdivisions                      25,890     2,077          -      27,967
                                    ----------  --------   --------  ----------
 Total fixed maturity
   securities                       $4,156,377  $124,665   $(75,919) $4,205,123
                                    ==========  ========   ========  ==========
 Equity securities                  $   11,068  $    813   $      -  $   11,881
                                    ==========  ========   ========  ==========
 Securities lending collateral      $1,345,686  $     81   $(89,989) $1,255,778
                                    ==========  ========   ========  ==========

                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost        Gain       Loss    Fair Value
                                    ---------- ---------- ---------- ----------
 December 31, 2006                                (In Thousands)
 Fixed maturity securities:
    Corporate securities:
        Investment-grade            $2,059,801  $ 97,343   $(24,509) $2,132,635
        Below investment-grade         287,912    16,949       (703)    304,158
    Mortgage-backed securities*        815,197    10,412    (13,217)    812,392
    U.S. government obligations         24,297     2,341        (64)     26,574
    Foreign governments                 25,378     3,148        (12)     28,514
    State and political
      subdivisions                      21,115       820       (310)     21,625
                                    ----------  --------   --------  ----------
 Total fixed maturity
   securities                       $3,233,700  $131,013   $(38,815) $3,325,898
                                    ==========  ========   ========  ==========
 Equity securities                  $   10,602  $    619   $      -  $   11,221
                                    ==========  ========   ========  ==========
 Securities lending collateral      $  604,206  $      -   $      -  $  604,206
                                    ==========  ========   ========  ==========
--------
* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2007 and 2006.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities (continued)

The contractual maturities of fixed maturity securities at December 31, 2007 were as follows:

                                                            2007
                                                    ---------------------
                                                    Amortized    Market
                                                      Cost       Value
                                                    ---------- ----------
                                                       (In Thousands)
      Fixed maturity securities, excluding
        mortgage-backed securities:
         Due in one year or less                    $   34,454 $   34,660
         Due after one year through five years         688,144    708,610
         Due after five years through ten years      1,287,527  1,298,982
         Due after ten years                         1,063,151  1,109,463
      Mortgage-backed securities                     1,083,101  1,053,408
                                                    ---------- ----------
      Total fixed maturity securities               $4,156,377 $4,205,123
                                                    ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $508 million, $523 million and $1.17 billion during 2007, 2006 and 2005, respectively.

3.4 Unrealized Gains and Losses

Net unrealized gains (losses) on securities and other invested assets included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Gross unrealized gains                            $125,478  $131,632  $163,051
Gross unrealized losses                            (75,919)  (38,815)  (35,888)
DAC and other fair value adjustments               (97,395)  (25,082)  (48,502)
Deferred federal income taxes                       16,743   (23,719)  (27,785)
                                                  --------  --------  --------
Net unrealized (losses) gains on securities       $(31,093) $ 44,016  $ 50,876
                                                  ========  ========  ========

3.5 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.6 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2007, other than the Senior Notes from AIG Life Holdings ("AIGLH"), formerly American General Corporation, of $122 million as reported in Note 7.

4. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Balance at January 1, as previously reported      $287,832  $247,107  $209,942
Add: adjustment for the cumulative effect of
  previous years of applying retrospectively the
  new accounting method for SOP 05-1                (6,344)        -         -
                                                  --------  --------  --------
Balance at January 1, as adjusted                  281,488   247,107   209,942
Capitalization                                      64,122    59,145    66,104
Amortization                                       (97,019)  (43,333)  (54,594)
Effect of unrealized gains and losses on
  securities                                        15,853    24,913    25,655
Reinsurance transfer                                37,306         -         -
                                                  --------  --------  --------
Balance at December 31                            $301,750  $287,832  $247,107
                                                  ========  ========  ========

5. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2007 and 2006 follows:

                                                          2007       2006
                                                       ---------- ----------
    Policyholders' contract deposits:                     (In Thousands)
    Annuities                                          $  327,879 $  349,117
    Universal life                                      1,740,556  1,701,313
    Other contract deposits                                27,182     21,030
                                                       ---------- ----------
                                                       $2,095,617 $2,071,460
                                                       ========== ==========

       The United States Life Insurance Company in the City of New York

5. Policyholders' Contract Deposits and Future Policy Benefits (continued)

                                                             2007       2006
                                                          ---------- ----------
Future policy benefits:                                      (In Thousands)
Ordinary life                                             $  651,066 $  632,445
Group life                                                   102,196    111,429
Payout annuities                                             178,556    167,614
Accident and health                                          689,937    719,894
                                                          ---------- ----------
                                                          $1,621,755 $1,631,382
                                                          ========== ==========

(a) The liability for policyholders' contract deposits has been established based on the following assumptions:

   (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 5.0%. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8% grading to zero over a period of 6 years.

   (ii) Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2007 was 4.40%.

   (iii) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 1.00% to 5.65% and guarantees ranging from 1.0% to 4.5% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 14.0% of the fund balance and grade to 0% over a period not longer than 20 years.

(b) The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 1.83% to 13.50%.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 3.8%.

During 2007 and 2006, the Company performed a migration of certain blocks of reserves from various legacy valuation systems to a new valuation system representing approximately $284.2 million and $139.5 million of reserves, respectively. The new system has the capability to refine estimates to a greater degree than previously possible using the older systems. The conversion resulted in a decrease in GAAP reserves and a net increase to 2007 and 2006 pre-tax earnings of $0.2 million and $0.6 million, respectively.

       The United States Life Insurance Company in the City of New York

6. Federal Income Taxes

6.1 Tax Liabilities

Income tax liabilities were as follows:

                                                               December 31
                                                           -------------------
                                                              2007      2006
                                                           ---------  --------
                                                              (In Thousands)
 Current tax liability                                     $  59,149  $ 15,654
 Deferred tax (receivable)                                  (132,176)  (28,605)
                                                           ---------  --------
 Income taxes (receivable)                                 $ (73,027) $(12,951)
                                                           =========  ========

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                             2007       2006
                                                          ---------  ---------
                                                             (In Thousands)
 Deferred tax assets applicable to:
 Policy reserves                                          $(172,866) $(116,723)
 Net unrealized losses on debt and equity securities
   available for sale                                       (16,697)         -
 Basis differential of investments                          (12,418)    (2,821)
                                                          ---------  ---------
 Total deferred tax assets before valuation allowance      (201,981)  (119,544)
                                                          ---------  ---------
 Deferred tax liabilities applicable to:
 Deferred acquisition costs                                  62,012     62,474
 Net unrealized gains on debt and equity securities
   available for sale                                             -     23,767
 Other                                                        7,793      4,698
                                                          ---------  ---------
 Total deferred tax liabilities                              69,805     90,939
                                                          ---------  ---------
 Net deferred tax (assets) liabilities                    $(132,176) $ (28,605)
                                                          =========  =========

On July 13, 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the provisions of FIN 48 on January 1, 2007. On the date of adoption, the Company did not record any adjustment for uncertain tax liabilities.

       The United States Life Insurance Company in the City of New York

6. Federal Income Taxes (continued)

6.1 Tax Liabilities (continued)

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $47.6 million of policyholders' surplus on which no deferred tax liability had been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2006, the Company distributed cash dividends of $50 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

6.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                     2007      2006      2005
                                                   --------  --------  -------
                                                          (In Thousands)
Current tax expense (benefit)                      $117,845  $ 43,213  $(4,469)
Deferred tax (benefit) expense                      (60,889)  (46,168)  42,695
                                                   --------  --------  -------
Income tax expense (benefit)                       $ 56,956  $ (2,955) $38,226
                                                   ========  ========  =======

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                       2007     2006     2005
                                                     -------  -------  -------
                                                           (In Thousands)
 Income tax at 35% of GAAP pretax income (loss)      $57,043  $(2,883) $39,369
 Adjustments related to IRS settlement                   116      (12)    (872)
 Dividends received deduction                            (49)     (67)     (52)
 Tax-exempt investment income                           (110)    (110)    (114)
 Prior year true-ups                                       7      101     (111)
 Other                                                   (51)      16        6
                                                     -------  -------  -------
 Income tax expense (benefit)                        $56,956  $(2,955) $38,226
                                                     =======  =======  =======

       The United States Life Insurance Company in the City of New York

6. Federal Income Taxes (continued)

6.3 Tax Paid

Income taxes paid (refunded) amounted to approximately $74.4 million, $(3.4) million and $(84.6) million in 2007, 2006 and 2005, respectively.

6.4 Tax Sharing Agreement

For the tax year ending December 31, 2007, the Company will join in the filing of a consolidated federal income tax return with AIG. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

6.5 Tax Return Examinations

The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the tax years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

7. Transactions With Affiliates

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

On September 15, 2006, the Company acquired a 5.57% Senior Note due September 15, 2011, issued by AIGLH, at a cost of $5 million.

On December 27, 2006, the Company acquired a 5.18% Senior Note due December 27, 2011, issued by AIGLH, at a cost of $117 million.

As of September 28, 2007, AIG Global Real Estate Investment Corp (an affiliate), assumed a commercial mortgage loan in the amount of $7 million. This mortgage loan had previously been unaffiliated.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2007 was approximately $11 thousand.

       The United States Life Insurance Company in the City of New York

7. Transactions With Affiliates (continued)

The Company is party to various cost sharing agreements with its affiliates. During 2007, 2006 and 2005, the Company was charged $123.1 million, $123.1 million and $124.9 million, respectively, for expenses incurred by affiliates on its behalf.

The Company's insurance obligations are guaranteed by American Home Assurance Company ("American Home"), an indirect-wholly-owned subsidiary of AIG and an affiliate of the Company. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against American Home. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products in each statement of additional information. The Company expects that the American Home guarantee will be terminated in the near future.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.3.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 14.

8. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                      2007      2006     2005
                                                    --------  -------- --------
                                                          (In Thousands)
 Balance as of January 1, net of reinsurance
   recoverable                                      $461,822  $309,062 $261,517
 Add: Incurred losses related to:
 Current year                                         75,718    12,796   14,175
 Prior years                                         101,899   181,791   74,343
                                                    --------  -------- --------
 Total incurred losses                               177,617   194,587   88,518
                                                    --------  -------- --------
 Deduct: Paid losses related to:
 Current year                                         19,761    11,607   14,082
 Prior years                                         (27,593)   30,220   26,891
                                                    --------  -------- --------
 Total paid losses                                    (7,832)   41,827   40,973
                                                    --------  -------- --------
 Balance as of December 31, net of reinsurance
   recoverable                                       647,271   461,822  309,062
 Reinsurance recoverable                               1,246   140,765  126,813
                                                    --------  -------- --------
 Balance as of December 31, gross of reinsurance
   recoverable                                      $648,517  $602,587 $435,875
                                                    ========  ======== ========

       The United States Life Insurance Company in the City of New York

8. Accident and Health Reserves (continued)

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

9. Benefit Plans

Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company sponsors a defined non-qualified retirement plan for the benefit of Selected Agents, which was frozen to new participants and contributions of existing participants, effective January 1, 2006. Effective August 1, 2007, the Company entered into a Pension Services Agreement with Diversified Investment Advisors ("DIA") to administer the plan. On October 1, 2007, the plan liabilities (approximately $17.8 million) were transferred to DIA. Under this agreement, plan participants can invest in a variety of stock, bond and fixed income mutual funds. As of December 31, 2007 the Company had a liability of $160 thousand related to this plan, which was disbursed in January 2008. As of December 31, 2006, the liabilities associated with this plan were $18.0 million.

10.Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The United States Life Insurance Company in the City of New York

10. Fair Value of Financial Instruments (continued)

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                     2007            2006
                                                --------------- ---------------
                                                Fair   Carrying Fair   Carrying
                                                Value   Amount  Value   Amount
                                                ------ -------- ------ --------
                                                 (In Millions)   (In Millions)
Assets:
   Fixed maturity and equity securities         $4,217  $4,217  $3,337  $3,337
   Mortgage loans on real estate                   365     368     356     352
   Policy loans                                    230     202     237     201
   Other long term investments                      23      23      23      23
   Securities lending collateral                 1,256   1,256     604     604
   Short term investments                           50      50      17      17
   Notes receivable - affiliates                   139     139     132     132
   Assets held in separate accounts                  4       4       4       4

Liabilities:
   Investment contracts                            479     430     468     436
   Securities lending payable                    1,362   1,362     604     604
   Liabilities held in separate accounts             4       4       4       4

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data include G-7 government and agency securities, equities listed in active markets, and investments in publicly traded mutual funds with quoted market prices.

The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors.

       The United States Life Insurance Company in the City of New York

10. Fair Value of Financial Instruments (continued)

Fixed Maturity and Equity Securities (continued)

The types of fixed income instruments not traded in active markets include non-G-7 government securities, municipal bonds, certain hybrid financial instruments, most investment-grade and high-yield corporate bonds, and most mortgage- and asset-backed products.

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows.

For equity and fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

Other Long Term Investments

Fair value of other invested assets is based on the most recently available financial information provided by the general partner or manager of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Short Term Investments

The carrying value reported in the balance sheet for these instruments approximates fair value.

       The United States Life Insurance Company in the City of New York

10. Fair Value of Financial Instruments (continued)

Notes Receivable - Affiliates

Fair value of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair value was estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Assets and Liabilities Held in Separate Accounts

The fair value of separate account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

       The United States Life Insurance Company in the City of New York

11. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department ("NYSID"). There were no material permitted practices utilized by the Company in 2007, 2006 or 2005.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas.

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                                     2007     2006     2005
                                                   -------- -------- --------
                                                         (In Thousands)
Statutory net income for the year                  $ 72,287 $ 47,226 $(59,159)
Statutory surplus at year-end                      $468,438 $386,101 $333,353

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year.

Within these limitations, there are no restrictions placed on the portion of Company surplus as regards policyholders that may be paid as ordinary dividends to stockholders in 2008. Dividends are paid as determined by the Company's Board of Directors and are non-cumulative. The Company did not pay any dividends in 2007 or 2005. The Company paid a $50 million dividend in 2006 with the approval of the NYSID.

       The United States Life Insurance Company in the City of New York

11. Statutory Financial Information; Dividend Paying Capability (continued)

As of December 31, 2007 and 2006, the Company held fixed maturity securities with a carrying value of $408 million and $402 million, respectively, to satisfy the requirements of various state insurance departments.

In 2004, the Company recorded a pre-tax charge of $370 million with respect to the Superior National reinsurance agreement. In 2005, as a result of subsequent discussions with the NYSID, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement. Respectful of the NYSID position, the Company established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, before allocated investment income, as of December 31, 2005. In 2006, the Company recorded a pre-tax gain of $29 million as a result of the February 18, 2007 arbitration award. In 2007, the Company recorded a $55 million pre-tax gain driven principally by the resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National reinsurance agreement. As of December 31, 2007, the inception-to-date pre-tax charge recorded by the Company related to the Superior National reinsurance agreement totaled $429 million, which equaled the inception-to-date pre-tax charge recorded in the Company's GAAP financial statements.

12. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                      Year ended
                      December 31         Rent Expense
                      -----------        --------------
                                         (In Thousands)
                      2008               $        2,713
                      2009                        3,055
                      2010                        3,055
                      2011                        3,055
                      2012                        3,025
                      Thereafter                  2,880
                                         --------------
                         Total           $       17,783
                                         ==============

Net rent expense incurred in 2007, 2006 and 2005 was $3.3 million, $1.1 million and $1.3 million, respectively.

       The United States Life Insurance Company in the City of New York

13. Commitments and Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2007, the Company had $4.5 million of unfunded commitments.

At December 31, 2007, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, " the Superior National treaty"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, AIGLH, the Company's then ultimate parent, committed to make contributions to the capital of the Company equal to the after-tax value of the Company's net losses associated with the Superior National treaty.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, an arbitration panel issued its ruling in connection with the Superior National treaty. In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by the Company. Instead, the panel reformed the contract to reduce the Company's participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for the Company to present its challenges to certain cessions to the contract.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

On December 6, 2006, the panel issued a confidential award entitled "Phase II Interim Award," which adjudicated the Company's claim to disallow certain portions of the Cedents' reinsurance billing and required further submissions on the rate of interest to be applied. On February 1, 2007, the panel issued another confidential award entitled "Phase II Interim Final Award" to address the rate of interest issue. Finally, the panel issued on February 18, 2007, a third confidential award entitled "Phase II Final Arbitration
Award" summarizing all of the relief granted in the prior two Phase II awards.

       The United States Life Insurance Company in the City of New York

13. Commitments and Contingencies (continued)

On February 5, 2007, the Company filed a Petition to Vacate (and supporting papers) in the United States District Court for the Central District of California seeking to vacate the Phase II awards as well as the December 30, 2004 Final Interim Award issued in the Phase I proceeding. The cedents filed their own separate petition to confirm the results of Phase II. By order dated June 25, 2007, the court denied the Company's petition to vacate and granted cedents' petition to confirm, and on the same date entered judgment against the Company upon the confirmed award in the amount of $443.5 million. On June 29, 2007, the court ordered the Company to post a supersedeas bond in the amount of $600 million as a condition to staying execution of the judgment pending appeal.

The Company filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit from the lower court's June 25, 2007 order and judgment, and shortly thereafter moved before the appellate court for a stay without posting a bond or based upon a lower bond amount. That motion was denied, and the Company then posted a $600 million bond to obtain a stay of execution of judgment while the Company vigorously pursues its appeal to the Ninth Circuit. The Company filed its opening brief on October 19, 2007. The cedents moved for multiple extensions of their time to file an answering brief, which were granted. The cedents' answering brief was submitted on February 8, 2008 and the Company's reply brief was submitted on April 8, 2008. The date for oral argument has not yet been scheduled by the Ninth Circuit.

As a result of the Phase I ruling, the net effect on 2004 pre-tax earnings was a $370 million charge, prior to allocated investment income. This amount included a charge for the Converium settlement. The Company, with the approval of the NYSID, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its Parent. The Company received approval from the NYSID to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its Parent. The total of the contribution, $250 million, is the approximate after-tax charge of the $370 million discussed above.

As a result of the Phase II ruling, and other related matters, the net effect on 2006 pre-tax earnings was a $123 million charge, prior to allocated investment income.

In 2007, the Company recorded a $55 million pre-tax gain, prior to allocated investment income, related to the Superior National treaty, driven principally by the Company's resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National treaty. The pre-tax gain included an increase in assumed reserves of $25 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the third quarter of 2007.

       The United States Life Insurance Company in the City of New York

13. Commitments and Contingencies (continued)

The Company continues to record a liability, for amounts assumed from Superior National Insurance Group, which is consistent with the recent rulings made by the United States District Court. As at December 31, 2007, the Company recorded a liability of $633 million, which represents an increase of $52 million over the December 31, 2006 recorded liability of $581 million. The increase in liability is due to the accrual of interest in addition to the increased reserve estimates described above.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

       The United States Life Insurance Company in the City of New York

14. Reinsurance

On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by executing a letter of intent to enter into a 100% indemnity coinsurance agreement, under which Transamerica Financial Life Insurance Company, a member of the AEGON group, assumed certain specified in-force business as of December 31, 2006. The transaction received the requisite regulatory approvals and closed on March 31, 2007.

The Company retained and serviced all liabilities related to claims arising from losses incurred prior to the December 31, 2006 effective date, and continued to administer the reinsured business for a one-year transition period after closing under transition service and administrative service agreements with the reinsurer.

Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to an affiliated entity, American General Assurance Company ("AGAC"). Effective December 31, 2006, the Company recaptured this credit business from AGAC. The net liabilities transferred from AGAC to the Company totaled $13.6 million.

The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. Effective January 1, 2007, the Company recaptured this group business from AGAC. The net liabilities transferred from AGAC to the Company totaled $749 million. As a result of the recapture, the Company recorded a $33 million pretax gain. Additionally, the Company deferred a $37 million ceding commission paid to AGAC and is amortizing it over a two year period, the average rate guarantee period.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2007 and 2006, these assets and the related reserves totaled approximately $75.7 million and $51.8 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2007 and 2006 was a pre-tax expense of approximately $3.8 million and $2.7 million, respectively, representing the risk charge associated with the coinsurance agreement.

       The United States Life Insurance Company in the City of New York

14. Reinsurance (continued)

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2007, 2006 and 2005 is presented below:

                                                                         Percentage of
                                                                            Amount
                                                                          Assumed to
December 31, 2007          Gross         Ceded      Assumed     Net           Net
-----------------       ------------ -------------  ------- ------------ -------------
  (In Thousands)
Life Insurance in Force $136,563,637 $ (27,763,135) $1,180  $108,801,682      0.0%
                        ============ =============  ======  ============
Premiums:
   Life                 $    299,867 $    (104,679) $ (654) $    194,534     -0.3%
   Accident and Health       374,615       (26,874)    (43)      347,698      0.0%
   Annuity                    10,743           (14)    514        11,243      4.6%
                        ------------ -------------  ------  ------------
   Total Premiums       $    685,225 $    (131,567) $ (183) $    553,475      0.0%
                        ============ =============  ======  ============

                                                                         Percentage of
                                                                            Amount
                                                                          Assumed to
December 31, 2006          Gross         Ceded      Assumed     Net           Net
-----------------       ------------ -------------  ------- ------------ -------------
  (In Thousands)
Life Insurance in Force $136,386,728 $(104,805,943) $3,724  $ 31,584,509      0.0%
                        ============ =============  ======  ============
Premiums:
   Life                 $    315,012 $    (204,760) $  (14) $    110,238      0.0%
   Accident and Health       418,255      (366,836)     (1)       51,418      0.0%
   Annuity                    15,215           449    (514)       15,150     -3.4%
                        ------------ -------------  ------  ------------
   Total Premiums       $    748,482 $    (571,147) $ (529) $    176,806     -0.3%
                        ============ =============  ======  ============

                                                                         Percentage of
                                                                            Amount
                                                                          Assumed to
December 31, 2005          Gross         Ceded      Assumed     Net           Net
-----------------       ------------ -------------  ------- ------------ -------------
  (In Thousands)
Life Insurance in Force $134,526,098 $(102,888,652) $9,452  $ 31,646,898      0.0%
                        ============ =============  ======  ============
Premiums:
   Life                 $    322,222 $    (220,588) $  (13) $    101,621      0.0%
   Accident and Health       457,644      (403,886)    (48)       53,710     -0.1%
   Annuity                    12,049           (20)      -        12,029      0.0%
                        ------------ -------------  ------  ------------
   Total Premiums       $    791,915 $    (624,494) $  (61) $    167,360      0.0%
                        ============ =============  ======  ============

       The United States Life Insurance Company in the City of New York

14. Reinsurance (continued)

For the years ended December 31, 2007, 2006 and 2005, reinsurance recoveries reduced death and other benefits by $113 million, $421 million and $456 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                        2007    2006     2005
                                                       ------ -------- --------
                                                            (In Thousands)
 Premium ceded                                         $2,552 $503,807 $549,114
 Benefits ceded                                            32  377,137  391,404
 Commissions and expenses charged                           -  165,487  169,734

 Reinsurance recoverable - paid losses                     95       64    1,017
 Reinsurance recoverable - unpaid losses                1,251  824,516  768,507
 Reinsurance payables                                       -   96,827  106,771

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                               TABLE OF CONTENTS


   Report of Independent Auditors........................................ 2

   Statements of Admitted Assets......................................... 3

   Statements of Liabilities, Capital and Surplus........................ 4

   Statements of Income and Changes in Capital and Surplus............... 5

   Statements of Cash Flow............................................... 6

   Notes to Statutory Basis Financial Statements......................... 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                       2007        2006
-----------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $16,075,222; 2006 - $15,146,927).............. $15,843,721 $14,844,987
   Stocks:
       Common stocks, at NAIC market value adjusted for non admitted assets (cost: 2007 -
         $1,556,742; 2006 - $1,602,207)..............................................................   3,139,327   3,304,355
       Preferred stocks, primarily at NAIC market value (cost: 2007 - $613,732; 2006 - $577,109).....     613,732     587,471
   Other invested assets, primarily at equity (cost: 2007 - $1,458,240; 2006 - $1,171,367)...........   1,943,313   1,509,651
   Securities lending collateral.....................................................................     279,774     203,323
   Short-term investments, at amortized cost (approximates NAIC market value)........................     183,951     129,196
   Cash..............................................................................................     258,078     164,596
-----------------------------------------------------------------------------------------------------------------------------
          Total cash and invested assets.............................................................  22,261,896  20,743,579
-----------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued....................................................................     213,302     203,764
Agents' balances or uncollected premiums:
   Premiums in course of collection..................................................................     593,808     955,240
   Premiums and installments booked but deferred and not yet due.....................................     892,935     371,971
   Accrued retrospective premiums....................................................................   1,237,062   1,606,389
Amounts billed and receivable from high deductible policies..........................................     159,393      76,370
Reinsurance recoverable on loss payments.............................................................     600,573     488,243
Funds held by or deposited with reinsurers...........................................................      11,118      13,951
Deposit accounting assets............................................................................     751,468     809,537
Deposit accounting assets - funds held...............................................................      98,917      94,279
Federal and foreign income taxes recoverable from parent.............................................     143,717      63,569
Net deferred tax assets..............................................................................     382,578     421,900
Equities in underwriting pools and associations......................................................   1,211,817     858,614
Receivable from parent, subsidiaries and affiliates..................................................     115,695   1,484,555
Other admitted assets................................................................................     182,141     179,243
-----------------------------------------------------------------------------------------------------------------------------
          Total admitted assets...................................................................... $28,856,420 $28,371,204
=============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

----------------------------------------------------------------------------------------------
As of December 31,                                                       2007         2006
----------------------------------------------------------------------------------------------
                            Liabilities

Reserves for losses and loss adjustment expenses.................... $13,732,102  $12,754,581
Unearned premium reserves...........................................   4,475,413    4,518,443
Commissions, premium taxes, and other expenses payable..............     234,495      183,640
Reinsurance payable on paid loss and loss adjustment expenses.......     263,917      308,091
Funds held by company under reinsurance treaties....................     236,183      228,878
Provision for reinsurance...........................................     115,844      128,824
Ceded reinsurance premiums payable, net of ceding commissions.......     492,611      427,505
Retroactive reinsurance reserves - assumed..........................      30,486       23,242
Retroactive reinsurance reserves - ceded............................     (65,309)     (61,283)
Deposit accounting liabilities......................................     189,511      172,296
Deposit accounting liabilities - funds held.........................     695,928      703,508
Securities lending payable..........................................     304,398      203,323
Collateral deposit liability........................................     354,916      613,043
Payable to parent, subsidiaries and affiliates......................     152,184    1,547,586
Payable for securities..............................................       3,331      110,581
Other liabilities...................................................     343,453      297,093
----------------------------------------------------------------------------------------------
   Total liabilities................................................  21,559,463   22,159,351
----------------------------------------------------------------------------------------------
                        Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding..........................      25,426       25,426
Capital in excess of par value......................................   2,941,471    2,779,526
Unassigned surplus..................................................   4,280,727    3,357,054
Special surplus funds from retroactive reinsurance..................      49,333       49,847
----------------------------------------------------------------------------------------------
   Total capital and surplus........................................   7,296,957    6,211,853
----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus.......................... $28,856,420  $28,371,204
==============================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                               2007        2006         2005
-------------------------------------------------------------------------------------------------------------------------------
                                   Statements of Income
                                   --------------------

Underwriting income:
   Premiums earned......................................................................... $7,703,016  $7,700,011  $ 7,045,820
-------------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred.........................................................................  4,444,636   4,606,481    5,406,410
   Loss adjustment expenses incurred.......................................................    840,801     803,517    1,098,644
   Other underwriting expenses incurred....................................................  1,864,547   1,825,815    1,584,477
-------------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions..............................................................  7,149,984   7,235,813    8,089,531
-------------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss).............................................................    553,032     464,198   (1,043,711)
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned............................................................  1,019,018     702,426      630,678
   Net realized capital gains (net of capital gains taxes: 2007 - $29,141; 2006 - $29,092;
     2005 - $20,492).......................................................................    117,037      61,624       38,055
-------------------------------------------------------------------------------------------------------------------------------
Net investment gain........................................................................  1,136,055     764,050      668,733
-------------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off......................................    (85,724)    (49,762)    (145,742)
Finance and Service Charges not Included in Premium........................................     16,449      14,287       16,400
Other gain, net of dividends to policyholders..............................................     76,290      49,691       75,547
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) after capital gains taxes and before federal income taxes....................  1,696,102   1,242,464     (428,773)
Federal income tax expense (benefit).......................................................    348,359     263,263     (243,047)
-------------------------------------------------------------------------------------------------------------------------------
       Net income (loss)................................................................... $1,347,743  $  979,201  $  (185,726)
===============================================================================================================================
                              Changes in Capital and Surplus
                              ------------------------------

Capital and surplus, as of December 31, previous year...................................... $6,211,853  $5,049,651  $ 3,339,340
   Adjustment to beginning surplus.........................................................    (56,532)     55,538     (211,984)
-------------------------------------------------------------------------------------------------------------------------------
   Capital and surplus, as of January 1,...................................................  6,155,321   5,105,189    3,127,356
-------------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income (loss).......................................................................  1,347,743     979,201     (185,726)
   Change in net unrealized capital gains (net of capital gains taxes: 2007 - $131,952;
     2006 - $121,173; 2005 - $13,354)......................................................   (103,183)    119,660      164,444
   Change in net deferred income tax.......................................................    (73,791)    (13,270)     112,728
   Change in non-admitted assets...........................................................    184,885     (80,352)    (322,775)
   Change in provision for reinsurance.....................................................     12,980      81,328      166,585
   Paid in capital and surplus.............................................................    161,945          --    2,076,780
   Cash dividends to stockholder...........................................................   (615,000)         --      (31,732)
   Other surplus adjustments...............................................................     (1,572)      1,268           --
   Foreign exchange translation............................................................    227,629      18,829      (58,009)
-------------------------------------------------------------------------------------------------------------------------------
       Total changes in capital and surplus................................................  1,141,636   1,106,664    1,922,295
-------------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,.................................................... $7,296,957  $6,211,853  $ 5,049,651
===============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------
For the years ended December 31,                       2007         2006         2005
-----------------------------------------------------------------------------------------
              Cash From Operations
              --------------------

Premiums collected, net of reinsurance............ $ 7,948,658  $ 6,433,712  $ 7,096,647
Net investment income.............................   1,058,334      787,413      604,156
Miscellaneous income (expense)....................       7,137       75,317      (53,776)
-----------------------------------------------------------------------------------------
   Sub-total......................................   9,014,129    7,296,442    7,647,027
-----------------------------------------------------------------------------------------
Benefit and loss related payments.................   3,805,524    3,520,205    3,809,181
Commission and other expense paid.................   2,470,003    2,401,959    2,171,077
Dividends paid to policyholders...................         123        1,344          878
Change in federal and foreign income taxes........     330,784     (438,538)      (3,783)
-----------------------------------------------------------------------------------------
   Net cash provided from operations..............   2,407,695    1,811,472    1,669,674
-----------------------------------------------------------------------------------------
              Cash From Investments
              ---------------------

Proceeds from investments sold, matured, or repaid
   Bonds..........................................   4,926,616    5,231,792    4,129,223
   Stocks.........................................   3,450,014    3,211,715    2,795,546
   Other..........................................     269,849    1,646,730    3,042,793
-----------------------------------------------------------------------------------------
   Total proceeds from investments sold, matured,
     or repaid....................................   8,646,479   10,090,237    9,967,562
-----------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds..........................................   5,748,239   10,488,316    5,803,573
   Stocks.........................................   3,296,552    3,180,130    3,071,743
   Other..........................................     772,178      350,752    3,630,931
-----------------------------------------------------------------------------------------
   Total cost of investments acquired.............   9,816,969   14,019,198   12,506,247
-----------------------------------------------------------------------------------------
   Net cash (used in) investing activities........  (1,170,490)  (3,928,961)  (2,538,685)
-----------------------------------------------------------------------------------------
  Cash From Financing and Miscellaneous Sources

Capital and surplus paid-in.......................          --    1,326,780      750,000
Borrowed funds....................................     101,075           --           --
Dividends to stockholder..........................    (615,000)          --      (47,598)
Intercompany receivable and payable, net..........     (26,540)     342,735      195,946
Net deposit on deposit-type contracts and other
  insurance.......................................      71,282      262,411      285,727
Equities in underwriting pools and associations...    (360,841)    (184,691)    (190,476)
Collateral deposit liability......................    (258,127)     107,288       46,816
Other.............................................      (4,415)     438,392     (143,089)
-----------------------------------------------------------------------------------------
   Net cash provided from (used in) financing
     activities...................................  (1,092,296)   2,292,915      897,326
-----------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash........       3,328          338          718
   Net change in cash and short-term investments..     148,237      175,764       29,033
Cash and short-term investments:
   Beginning of year..............................     293,792      118,028       88,995
-----------------------------------------------------------------------------------------
   End of year.................................... $   442,029  $   293,792  $   118,028
=========================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. Organization
   ------------

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Summary of Significant Statutory Basis Accounting Policies
   ----------------------------------------------------------
   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

   ------------------------------------------------------------------------
   December 31,                             2007        2006        2005
   ------------------------------------------------------------------------
   Net income (loss), NY SAP............ $1,347,743  $  979,201  $ (185,726)
   State prescribed practices -
     (deduction):
      Non-tabular discounting...........    (21,301)    (21,866)    (31,431)
   ------------------------------------------------------------------------
   Net income (loss), NAIC SAP.......... $1,326,442  $  957,335  $ (217,157)
   ========================================================================
   Statutory surplus, NY SAP............ $7,296,957  $6,211,853  $5,049,651
   State prescribed practices -
     (charge):
      Non-tabular discounting...........   (255,772)   (234,471)   (212,605)
      Regulation 20 - other reinsurance
        credits.........................   (106,577)   (133,123)   (201,421)
      Regulation 20 - parental letters
        of credit.......................   (361,650)   (406,784)   (398,389)
      EDP equipment and software........         --          --     (93,881)
   ------------------------------------------------------------------------
   Total state prescribed practices.....   (723,999)   (774,378)   (906,296)
   ------------------------------------------------------------------------
   Statutory surplus, NAIC SAP.......... $6,572,958  $5,437,475  $4,143,355
   ========================================================================

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616 and $131,697, respectively. In addition, the Superintendent has permitted the company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2007 and 2006 amounted to $266,864 and $251,881, respectively.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and,
   (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------
   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   -----------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

Under NAIC SAP:
---------------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $505,415 and $160,750, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

       by NAIC SAP. At December 31, 2007 and 2006, the average discount rate is approximately 20.95% and 20.1%, respectively. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

    . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,237,062 and $1,606,389, respectively, net of non-admitted premium balances of $52,913 and $55,203, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

   -------------------------------------------------------------------------
   For the years ended December 31,               2007      2006      2005
   -------------------------------------------------------------------------
   Net written premiums subject to
     retrospectively rated premiums............ $811,018  $684,635  $510,615
   Percentage of total net written premiums....     10.6%      8.7%      7.1%
   -------------------------------------------------------------------------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $2,014,235 and $1,676,681, as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's tabular discount amounted to $285,969 and $238,180, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,014,235 and $1,676,681 as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's non-tabular discount amounted to $255,772 and $234,471, respectively, all of which were applied against the Company's case reserves.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

                        American Home Assurance Company

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $24,539 and $21,036, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $137,278 and $107,392, respectively.

   Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $(56,532), $55,538 and $(211,984) as of January 1, 2007, 2006 and 2005, respectively.

Accounting Adjustments to 2006, 2005 and 2004 Statutory Basis Financial
-----------------------------------------------------------------------
Statements
----------

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The impact of these corrections on policyholder surplus as of January 1, 2007, 2006 and 2005 is as follows:

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2006..................................  $6,211,853
  Adjustments to beginning Capital and Surplus:
     Federal income taxes.......................................     (79,156)
     Goodwill...................................................       2,146
     Asset admissibility........................................       5,841
     Expense recognition........................................      14,637
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....     (56,532)
  ----------------------------------------------------------------------------
  Balance at January 1, 2007, as adjusted.......................  $6,155,321
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2005..................................  $5,049,651
  Adjustments to beginning Capital and Surplus:
     Asset admissibility........................................      (3,482)
     Foreign translation adjustment.............................     102,290
     Federal income taxes.......................................     (43,270)
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....      55,538
  ----------------------------------------------------------------------------
  Balance at January 1, 2006, as adjusted.......................  $5,105,189
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2004, as amended......................  $3,339,340
  Adjustments to beginning Capital and Surplus:
     Asset realization..........................................    (229,448)
     Revenue recognition........................................     (65,075)
     Federal income taxes.......................................      82,539
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....    (211,984)
  ----------------------------------------------------------------------------
  Balance at January 1, 2005, as adjusted.......................  $3,127,356
  ============================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see
Note 9).

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006.

                                                2007                    2006
--------------------------------------------------------------------------------------
                                        Carrying   Statutory    Carrying   Statutory
                                         Amount    Fair Value    Amount    Fair Value
--------------------------------------------------------------------------------------
Assets:
   Bonds.............................. $15,843,721 $16,075,222 $14,844,987 $15,146,927
   Common stocks......................   3,139,327   3,529,455   3,304,355   3,684,898
   Preferred stocks...................     613,732     610,622     587,471     588,334
   Other invested assets..............   1,943,313   1,943,313   1,509,651   1,509,651
   Securities lending collateral......     279,774     279,774     203,323     203,323
   Cash and short-term investments....     442,029     442,029     293,792     293,792
   Equities in underwriting pools and
     associations.....................   1,211,817   1,211,817     858,614     858,614
Liabilities:
   Securities lending payable......... $   304,398 $   304,398 $   203,323 $   203,323
   Collateral deposit liability.......     354,916     354,916     613,043     613,043
   Payable for securities.............       3,331       3,331     110,581     110,581
--------------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

    . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The carrying value of all other financial instruments approximates fair value.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

------------------------------------------------------------------------------------------------
                                                                 Gross      Gross       NAIC
                                                    Amortized  Unrealized Unrealized   Market
                                                      Cost       Gains      Losses     Value*
------------------------------------------------------------------------------------------------
As of December 31, 2007
   U.S. governments............................... $   331,397  $  9,847   $   114   $   341,130
   All other governments..........................     843,820    13,464       248       857,036
   States, territories and possessions............   2,729,603    53,167     2,240     2,780,530
   Political subdivisions of states, territories
     and possessions..............................   3,320,639    66,000     1,435     3,385,204
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   6,935,227   118,715    23,268     7,030,674
   Public utilities...............................      79,320       948        66        80,202
   Industrial and miscellaneous...................   1,603,715     7,578    10,847     1,600,446
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2007....... $15,843,721  $269,719   $38,218   $16,075,222
================================================================================================
As of December 31, 2006
   U.S. governments............................... $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments..........................   1,195,804     5,207     3,017     1,197,994
   States, territories and possessions............   2,320,995    45,984       928     2,366,051
   Political subdivisions of states, territories
     and possessions..............................   3,319,677    79,061       796     3,397,942
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   7,052,116   172,223     1,204     7,223,135
   Public utilities...............................      45,542       186       460        45,268
   Industrial and miscellaneous...................     579,034    10,772     4,345       585,461
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2006....... $14,844,987  $315,261   $13,321   $15,146,927
================================================================================================

As of December 31, 2007 and 2006, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $16,278,092 and $15,167,455, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
                                           Amortized  NAIC Market
                                             Cost       Value*
-----------------------------------------------------------------
   Due in one year or less............... $   810,320 $   811,360
   Due after one year through five years.     805,676     812,394
   Due after five years through ten
     years...............................   2,730,632   2,780,088
   Due after ten years...................  10,990,744  11,165,965
   Mortgaged-backed securities...........     506,349     505,415
-----------------------------------------------------------------
   Total bonds........................... $15,843,721 $16,075,222
=================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,         2007                  2006                  2005
--------------------------------------------------------------------------------------------------
                                              Equity                Equity                Equity
                                   Bonds    Securities   Bonds    Securities   Bonds    Securities
--------------------------------------------------------------------------------------------------
     Proceeds from sales........ $4,142,868 $2,980,634 $4,370,165 $3,151,915 $3,278,300 $2,703,032
     Gross realized gains.......     83,609    191,600      6,407    222,465     31,404    132,690
     Gross realized losses......     17,451    151,981     21,502    105,248     17,304     91,050
--------------------------------------------------------------------------------------------------

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The cost or amortized cost and NAIC market value* of the Company's common and preferred stocks as of December 31, 2007 and 2006 are set forth in the table below:

                                              December 31, 2007
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated....... $  498,958 $1,447,794  $138,650  $1,808,102    $2,310    $1,805,792
   Non-affiliated...  1,057,784    331,241    55,490   1,333,535        --     1,333,535
----------------------------------------------------------------------------------------
       Total........ $1,556,742 $1,779,035  $194,140  $3,141,637    $2,310    $3,139,327
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $     --  $       --    $   --    $       --
   Non-affiliated...    613,732         --     3,110     610,622        --       613,732
----------------------------------------------------------------------------------------
       Total........ $  613,732 $       --  $  3,110  $  610,622    $   --    $  613,732
========================================================================================

                                              December 31, 2006
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated....... $  610,842 $1,517,992  $60,010   $2,068,824     $--      $2,068,824
   Non-affiliated...    991,365    266,605   22,439    1,235,531      --       1,235,531
----------------------------------------------------------------------------------------
       Total........ $1,602,207 $1,784,597  $82,449   $3,304,355     $--      $3,304,355
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $    --   $       --     $--      $       --
   Non-affiliated...    577,109     11,225       --      588,334      --         587,471
----------------------------------------------------------------------------------------
       Total........ $  577,109 $   11,225  $    --   $  588,334     $--      $  587,471
========================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $(289) and $0, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                                        12 Months or Less   Greater than 12 Months         Total
------------------------------------------------------------------------------------------------------------------------
                                                        Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                               Value      Losses    Value       Losses      Value      Losses
------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments................................. $   12,878  $    98   $    406    $     16   $   13,284  $    114
   All other governments.............................     13,210      151     24,004          97       37,214       248
   States, territories and possessions...............    191,194    1,574     57,650         666      248,844     2,240
   Political subdivisions of states, territories and
     possessions.....................................    241,561    1,435         69          --      241,630     1,435
   Special revenue...................................  1,313,469   23,258      4,269          10    1,317,738    23,268
   Public utilities..................................      1,786        1     11,762          65       13,548        66
   Industrial and miscellaneous......................    719,728   10,065     99,735         782      819,463    10,847
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  2,493,826   36,582    197,895       1,636    2,691,721    38,218
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................      9,991    2,813    110,276     135,837      120,267   138,650
   Non-affiliated....................................    426,898   55,490         --          --      426,898    55,490
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    436,889   58,303    110,276     135,837      547,165   194,140
------------------------------------------------------------------------------------------------------------------------
   Preferred Stock...................................     15,904    3,110         --          --       15,904     3,110
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    452,793   61,413    110,276     135,837      563,069   197,250
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $2,946,619  $97,995   $308,171    $137,473   $3,254,790  $235,468
========================================================================================================================
As of December 31, 2006:
------------------------
   U. S. governments................................. $  101,082  $   767   $ 73,937    $  1,804   $  175,019  $  2,571
   All other governments.............................    683,798    1,753     57,405       1,264      741,203     3,017
   States, territories and possessions...............    135,854      161     64,833         767      200,687       928
   Political subdivisions of states, territories and
     possessions.....................................     80,117      277     35,991         519      116,108       796
   Special revenue...................................    289,115      808     39,210         396      328,325     1,204
   Public utilities..................................      1,236       14     18,342         446       19,578       460
   Industrial and miscellaneous......................     68,790      458    108,020       3,887      176,810     4,345
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  1,359,992    4,238    397,738       9,083    1,757,730    13,321
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................     51,933   11,938    192,596      48,072      244,529    60,010
   Non-affiliated....................................    137,829   17,626     90,656       4,813      228,485    22,439
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $1,549,754  $33,802   $680,990    $ 61,968   $2,230,744  $ 95,770
========================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $16,271, $17,934 and $972 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $14,097, $776 and $2,542 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2007    2006   2005
    ------------------------------------------------------------------------
    JC Flowers........................................ $ 6,017 $   -- $   --
    Electra European Fund ll..........................   2,619     --     --
    ATV VI............................................   1,604     --     --
    TH Lee Putnam.....................................   1,000     --     --
    Morgan Stanley III................................   1,032     --  1,684
    Gresham Global Investment Fund ll K4..............      --  2,559     --
    Items less than $1.0 million......................   1,820  1,051     11
    ------------------------------------------------------------------------
       Total.......................................... $14,092 $3,610 $1,695
    ========================================================================

As of December 31, 2007 and 2006, securities with a market value of $298,033 and $199,380, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $1,945. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,973,267 and $2,565,608 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $9,607, $7,329 and $7,139, respectively and interest expense of $99,036, $98,741 and $77,243, respectively.

The Company reported hybrid securities totaling $127,153 and $140,662 as of December 31, 2007 and 2006, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2007         2006         2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year.... $12,754,581  $11,620,078  $ 9,357,799
Adjustments for prior period corrections..........          --           --     (165,738)
Incurred losses and LAE related to:
   Current accident year..........................   5,366,376    5,343,020    5,111,414
   Prior accident years...........................     (80,939)      66,978    1,393,640
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE..............   5,285,437    5,409,998    6,505,054
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year..........................  (1,436,644)  (1,265,788)  (1,284,778)
   Prior accident years...........................  (2,871,272)  (3,009,707)  (2,792,259)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE..................  (4,307,916)  (4,275,495)  (4,077,037)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,... $13,732,102  $12,754,581  $11,620,078
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years (decreased) increased by $(80,939), $66,978 and $1,393,640 during 2007, 2006 and 2005, respectively. For 2007, the Company experienced favorable loss and LAE reserve development primarily related to accident years 2004 through 2006, partially offset by adverse developments from accident years 2003 and prior. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $199,953, $198,524 and $188,050, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,987,568, $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. National Union Inter-company Pooling Agreement
   ----------------------------------------------

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------------------
                                                                             NAIC Co. Participation
Member Company                                                                 Code      Percent
---------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA.....................  19445       38.0%
American Home Assurance Company.............................................  19380       36.0%
Commerce and Industry Insurance Company (C&I)...............................  19410       10.0%
New Hampshire Insurance Company (NHIC)......................................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP)...................  19429        5.0%
AIG Casualty Company (formerly known as Birmingham Fire Insurance Company of
  Pennsylvania) (AIG Casualty)..............................................  19402        5.0%
AIU Insurance Company (AIUI)................................................  19399        1.0%
American International South Insurance Company..............................  40258        0.0%
Granite State Insurance Company.............................................  23809        0.0%
Illinois National Insurance Company.........................................  23817        0.0%
===================================================================================================

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. American International Underwriters Overseas Association Pooling Arrangement
   ----------------------------------------------------------------------------

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

 ------------------------------------------------------------------------------
                                                         NAIC Co. Participation
 Member Company                                            Code      Percent
 ------------------------------------------------------------------------------
 American International Underwriters Overseas, Limited..     --       67.0%
 New Hampshire Insurance Company........................  23841       12.0%
 National Union Fire Insurance Company of Pittsburgh, PA  19445       11.0%
 American Home Assurance Company........................  19380       10.0%
 ==============================================================================

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,211,817 and $858,614, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   ------------------------------------------------------------------------
   As of December 31,                                      2007      2006
   ------------------------------------------------------------------------
   Loss and LAE reserves..............................   $876,280  $778,277
   Unearned premium reserves..........................   $355,239  $337,926
   Funds held.........................................   $ 23,885  $ 17,712
   Ceded balances payable.............................   $103,406         +
   Reinsurance recoverable............................   $(39,825)        +
   Retroactive reinsurance............................   $   (967)        +
   ========================================================================

--------
+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $29,541 and $32,575, respectively.

C. Guarantee Arrangements
   ----------------------

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The guarantees that were in effect as of December 31, 2007 are included in the table below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Date    Policyholder's   Invested   Estimated Policyholder's
Guaranteed Company                                              Issued    Obligations      Assets      Loss       Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc......................        11/05/97   $     96,532  $    135,374   $  --     $    64,747
American International Insurance Company...............        11/05/97        339,348       607,588      --         367,164
AIG Mexico Seguros Interamericana, S.A. de C.V.........        12/15/97        146,257        89,058      --          93,151**
American International Insurance Company of
  California, Inc......................................        12/15/97        299,821        46,504      --          23,448
American International Insurance Company of New
  Jersey...............................................        12/15/97        102,911        45,221      --          30,214
AIG Advantage Insurance Company (formerly Minnesota
  Ins. Co.)............................................        12/15/97         38,748        48,482      --          22,398
Landmark Insurance Company, Ltd. (UK).................. (++) * 03/02/98        249,656     1,003,935      --       3,278,309
AIG Europe S.A.........................................        03/02/98      3,140,742     1,788,335      --       1,207,946**
AIG Edison Life Insurance Company......................        09/15/98     20,585,832    21,803,000      --       2,253,372
AIG SunAmerica Life Assurance Company.................. (+) *  01/04/99      3,976,384     4,815,099      --       1,154,680
First SunAmerica Life Insurance Company................     *  01/04/99      5,217,065     5,587,285      --         503,904
SunAmerica Life Insurance Company...................... (+) *  01/04/99     27,608,239    38,660,176      --       4,721,343
AIG Europe (Netherlands) N.V...........................        11/01/02        925,381       218,192      --         165,744**
American General Life Insurance Company................  (+)   03/03/03     30,797,466    29,036,959      --       3,206,772
American General Life and Accident Insurance
  Company..............................................        03/03/03      7,891,174     8,817,084      --         546,887
The United States Life Insurance Company of the City of
  NY...................................................        03/03/03      4,326,164     4,954,397      --         510,596
The Variable Annuity Life Insurance Company............  (+)   03/03/03     29,260,035    33,967,669      --       3,631,737
AIG Czech Republic Posjistovna, A.S....................        03/03/03              5            --      --          30,860**
Lloyd's Syndicate 1414.................................            (+++)       454,396       898,412      --         203,632**
-----------------------------------------------------------------------------------------------------------------------------
Total guarantees.......................................                   $135,456,156  $152,522,770   $  --     $22,016,904
=============================================================================================================================

--------
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on 12/15/04 and 1/20/05 were terminated on 10/31/07.
    Guarantee issued on 11/1/02 is still in effect.
* The guaranteed company is also backed by a support agreement issued by AIG. ** Policyholders' surplus is based on local GAAP financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


D. Investments in Affiliates

   As of December 31, 2007 and 2006, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2007 balance is net of $2,310 of non-admitted balances.

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost    December 31,   Change in Equity
Affiliated Common Stock Investments     Percent     2007            2007             2007
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   64,747        $  (4,865)
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         245,157         (155,861)
American International Realty
  Corporation.........................   31.47%     37,771          50,423            6,379
Eastgreen, Inc........................   13.42%     12,804           9,991           (4,231)
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445              --           (2,816)(a)
AIG Mexico Industrial, L.L.C..........   49.00%      8,725           8,959            6,517
American International Life Assurance
  Company.............................    0.00%         --              --         (157,619)
American International Insurance
  Company.............................   25.00%     25,000          91,791            2,334
AIG Claim Service, Inc................    0.00%         --              --          (46,675)
Transatlantic Holdings, Inc...........   33.34%     34,068       1,226,758          178,435
21st Century Insurance Group..........   16.30%    240,668         107,966          (84,630)
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $498,958      $1,805,792        $(263,032)
===============================================================================================

--------
(a)  Balance not admitted

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost   December 31,    Change in Equity
Affiliated Common Stock Investments     Percent     2006           2006              2006
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   69,612         $  9,783
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         401,018           69,103
American International Realty
  Corporation.........................   31.47%     29,581          44,044           18,696
Eastgreen, Inc........................   13.42%     12,804          14,222              287
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445           2,816          (18,531)
AIG Mexico Industrial, L.L.C..........   49.00%      9,463           2,442            1,425
American International Life Assurance
  Company.............................   22.48%     70,387         157,619            1,090
American International Insurance
  Company.............................   25.00%     25,000          89,457           13,559
AIG Claim Service, Inc................   50.00%     48,962          46,675          (12,204)
Transatlantic Holdings, Inc...........   33.34%     34,055       1,048,323          (86,094)
21st Century Insurance Group..........   16.65%    240,668         192,596           16,041
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $610,842      $2,068,824         $ 13,155
===============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The remaining equity interest in these investments, except for Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,368,930 and $1,032,694, respectively.

   During 2007, the Company realized gains of $130,801 from the sale of American International Life Assurance Company and AIG Domestic Claims.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends.

---------------------------------------------------------------------------------------------------
                                                   Assets Received by      Assets Transferred by
                                                       the Company              the Company
---------------------------------------------------------------------------------------------------
  Date of       Explanation of        Name of     Statement
Transaction      Transaction         Affiliate      Value   Description Statement Value Description
---------------------------------------------------------------------------------------------------
 03/19/07         Bond sale             NHIC      $ 28,555     Cash        $ 28,555        Bond
 03/19/07         Bond sale         AIG Casualty    67,801     Cash          67,801        Bond
 03/19/07         Bond sale             C&I         36,452     Cash          36,452        Bond
 03/19/07         Bond sale             ISOP        59,458     Cash          58,121        Bond
 03/19/07         Bond sale          Lexington     139,013     Cash         137,416        Bond
 03/23/07         Bond sale          AIG Excess     25,556     Cash          24,981        Bond
 03/30/07          Dividend            AIGCIG           --      --          500,000        Cash
 05/31/07          Dividend            AIGCIG           --      --           75,000        Cash
 12/03/07          Dividend            AIGCIG           --      --           40,000        Cash
 08/30/07   Purchase of investment     AIGSL       136,735     Bonds        138,478        Cash
 12/17/07   Sale of investment (1)      AIG        191,000     Cash         191,000     Investment
 12/17/07   Sale of investment (2) National Union   59,000     Cash          59,000     Investment
 10/24/07    Capital contribution      AIGCIG        1,840    In kind            --         --
 12/31/07    Capital contribution      AIGCIG          105    In kind            --         --
 12/31/07    Capital contribution       AIG        160,000    In kind            --         --

--------
(1)  Sale of American International Life Assurance Company to AIG
(2)  Sale of AIG Domestic Claims to National Union
AIGSL: AIG Security Lending

------------------------------------------------------------------------------------------
                                          Assets Received by      Assets Transferred by
                                             the Company               the Company
------------------------------------------------------------------------------------------
  Date of    Explanation of    Name of  Statement
Transaction   Transaction     Affiliate   Value    Description Statement Value Description
------------------------------------------------------------------------------------------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash           $--           n/a
06/29/2006  Loan Satisfaction  AIRCO    $  239,966    Cash           $--           n/a
------------------------------------------------------------------------------------------

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

   ---------------------------------------------------------------------------
   For the years ended December 31,                  2007     2006     2005
   ---------------------------------------------------------------------------
   AIG Technology, Inc............................ $ 28,562 $ 24,562 $ 24,421
   AIG Global Investment Corp.....................    7,273    6,047    3,668
   AIG Domestic Claims, Inc.......................  109,925  117,231  117,437
   ---------------------------------------------------------------------------
   Total.......................................... $145,760 $147,840 $145,526
   ===========================================================================

   As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $126,534 and $100,915, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2007 and 2006 amounted to $143,717 and $63,569, respectively.

   During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

     ---------------------------------------------------------------------
     As of December 31,                               2007   2006   2005
     ---------------------------------------------------------------------
     Accounts receivable sold....................... $53,865 $--  $191,606
     Losses recorded................................   1,605  --     3,436
     ---------------------------------------------------------------------

   There were no premium receivable sales in 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     ----------------------------------------------------------------------
     As of December 31,                                   2007      2006
     ----------------------------------------------------------------------
     Balances with pool member companies............... $ 48,873 $1,449,305
     Balances less than 0.5% of admitted assets........  103,311     98,281
     ----------------------------------------------------------------------
     Payable to parent, subsidiaries and affiliates.... $152,184 $1,547,586
     ======================================================================
     Balances with pool member companies............... $113,001 $1,434,952
     Balances less than 0.5% of admitted assets........    2,694     49,603
     ----------------------------------------------------------------------
     Receivable from parent, subsidiaries and
       affiliates...................................... $115,695 $1,484,555
     ======================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,          2007                    2006                     2005
---------------------------------------------------------------------------------------------------------
                                   Written     Earned      Written     Earned      Written      Earned
---------------------------------------------------------------------------------------------------------
 Direct premiums................ $ 6,744,997 $ 7,388,935 $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
 Reinsurance premiums assumed:
    Affiliates..................  11,006,993  11,024,337  11,336,822  11,001,341  11,104,687  11,235,985
    Non-affiliates..............     173,756     107,304      48,750     243,681      23,903    (176,461)
---------------------------------------------------------------------------------------------------------
        Gross premiums..........  17,925,746  18,520,576  18,900,079  18,425,282  17,651,509  17,278,785
---------------------------------------------------------------------------------------------------------
 Reinsurance premiums ceded:
    Affiliates..................   9,049,872   9,598,801   9,833,954   9,534,749   9,252,497   9,022,390
    Non-affiliates..............   1,215,889   1,218,759   1,182,156   1,190,522   1,247,759   1,210,575
---------------------------------------------------------------------------------------------------------
        Net premiums............ $ 7,659,985 $ 7,703,016 $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
=========================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                      Assumed Reinsurance    Ceded Reinsurance            Net
---------------------------------------------------------------------------------------
                      Unearned              Unearned              Unearned
                      Premium   Commission  Premium   Commission  Premium    Commission
                      Reserves    Equity    Reserves    Equity    Reserves     Equity
--------------------------------------------------------------------------------------
December 31, 2007
   Affiliates....... $5,562,341  $646,155  $3,295,177  $372,259  $2,267,164   $273,896
   Non-affiliates...     78,003     9,061     493,629    55,766    (415,626)   (46,705)
--------------------------------------------------------------------------------------
   Totals........... $5,640,344  $655,216  $3,788,806  $428,025  $1,851,538   $227,191
======================================================================================
December 31, 2006
   Affiliates....... $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates...     11,551     1,399     496,499    54,641    (484,948)   (53,242)
--------------------------------------------------------------------------------------
   Totals........... $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
======================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

    -----------------------------------------------------------------------
                                         Unearned  Paid Losses Reserves for
                                         Premium       and      Losses and
                                         Reserves      LAE         LAE
    -----------------------------------------------------------------------
    December 31, 2007
       Affiliates...................... $3,295,177  $195,333   $15,139,495
       Non-affiliates..................    493,629   405,240     2,668,848
    -----------------------------------------------------------------------
       Total........................... $3,788,806  $600,573   $17,808,343
    =======================================================================
    December 31, 2006
       Affiliates...................... $3,844,106  $ 82,387   $14,899,524
       Non-affiliates..................    496,499   405,856     2,873,315
    -----------------------------------------------------------------------
       Total........................... $4,340,605  $488,243   $17,772,839
    =======================================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

  ---------------------------------------------------------------------------
                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------------------------------------------------------------------------
  Affilliates:
     National Union Pool................................          $15,376,524
     American International Underwriters Overseas, Ltd..     --       422,355
     American International Insurance Company...........  32220       395,324
     Transatlantic Reinsurance Company..................  19453       275,284
     New Hampshire Indemnity Company....................  23833       165,096
     AIG Global Trade and Political Risk Insurance Co...  10651       149,420
     American International Life Assurance Co. NY (US)..  60607        25,395
     United Guaranty Insurance Company..................  11715        11,406
     Hartford Steam Boiler Inspection and Insurance Co..  11452         9,316
     Audubon Insurance Company..........................  19933         6,563
     AIG Excess Liability Insurance Company, Ltd........  10932         2,629
     Ascot Syndicate Lloyds 1414........................     --         1,520
     AIUOA..............................................     --         1,314
     AIG General Ins Co (Thailand) (F/Universal)........     --         1,271
     Other affiliates below $1.0 million................     --         4,537
  ---------------------------------------------------------------------------
         Total affiliates...............................          $16,847,954
  ---------------------------------------------------------------------------
     Swiss Re Group.....................................     --       248,811
  ---------------------------------------------------------------------------
         Total non affiliates...........................              248,811
  ---------------------------------------------------------------------------
     Total affiliates and non affiliates................          $17,096,765
  ===========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company reported in its Statements of Income $144, $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,710), respectively, less losses incurred of $144, $12,318 and $41,431, respectively, as a result of commutations with the following reinsurers:

    -----------------------------------------------------------------------
    Company                                            2007  2006    2005
    -----------------------------------------------------------------------
    Trenwick America.................................. $ -- $ 8,280 $    --
    Alea Group........................................   --   2,432      --
    SCOR Reinsurance Company..........................   --      --  42,442
    Other reinsurers below $1 million.................  144   1,606     699
    Total............................................. $144 $12,318 $43,141
    =======================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $81,670 and $78,472, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $13,734, $30,849 and $65,282, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

  ---------------------------------------------------------------------------
                                            2007                 2006
  ---------------------------------------------------------------------------
                                     Assumed     Ceded    Assumed     Ceded
  ---------------------------------------------------------------------------
  Reserves transferred:

     Initial reserves.............. $ 216,347  $453,727  $ 216,347  $453,727
     Adjustments--prior year(s)....  (173,698)  (25,147)  (171,243)  (33,563)
     Adjustments--current year.....    15,598    16,474     (2,455)    8,416
  ---------------------------------------------------------------------------
     Balance as of December 31,....    58,247   445,054     42,649   428,580
  ---------------------------------------------------------------------------

  Paid losses recovered:

     Prior year(s).................    19,407   367,297     12,212   355,120
     Current year..................     8,354    12,448      7,195    12,177
  --------------------------------------------------------------------------
     Total recovered as of
       December 31,................    27,761   379,745     19,407   367,297
  --------------------------------------------------------------------------
     Carried reserves as of
       December 31,................ $  30,486  $ 65,309  $  23,242  $ 61,283
  ==========================================================================
  Consideration paid or received:

     Initial reserves.............. $ 201,597  $276,437  $ 201,597  $276,437
     Adjustments--prior year(s)....  (180,015)  (14,331)  (180,000)  (18,869)
     Adjustments--current year.....       133       431        (15)    4,538
  --------------------------------------------------------------------------
     Total paid as of December 31,. $  21,715  $262,537  $  21,582  $262,106
  ==========================================================================

                                     Assumed     Ceded    Assumed     Ceded
  --------------------------------------------------------------------------
  Special surplus from
    retroactive reinsurance:

     Initial surplus gain or loss
       realized.................... $      --  $ 47,559  $      --  $ 47,559
     Adjustments--prior year(s)....        --     2,289         --    20,548
     Adjustments--current year.....        --      (515)        --   (18,260)
  --------------------------------------------------------------------------
     Balance as of December 31,
       2007........................ $      --  $ 49,333  $      --  $ 49,847
  ==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2007, is set forth in the table below:

                                                        2007            2006
----------------------------------------------------------------------------------
Reinsurer                                          Assumed  Ceded  Assumed  Ceded
----------------------------------------------------------------------------------
   American International Reins. Co............... $    -- $44,140         $45,664
   American International Specialty Lines
     Insurance Company............................  26,275      --  17,247
   AXA Corporate Solutions........................      --   1,354
   Commerce and Industry Insurance Company of
     Canada.......................................   4,174      --   5,930
   Lyndon Property Ins. Company...................      --   1,142           1,780
   PEG Reinsurance Co.............................      --  13,978           8,830
   All other reinsurers less than $1.0 million....      37   4,695      65   5,009
----------------------------------------------------------------------------------
   Total.......................................... $30,486 $65,309 $23,242 $61,283
==================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct........................................................ $     --  $ 95,122    $    --    $     --
   Assumed.......................................................       --    94,389     98,917          --
   Ceded.........................................................  751,468        --         --     695,928
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $751,468  $189,511    $98,917    $695,928
=============================================================================================================

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2006:
   Direct........................................................ $     --  $ 77,954    $    --    $     --
   Assumed.......................................................       --    94,342     94,279          --
   Ceded.........................................................  809,537        --         --     703,508
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $809,537  $172,296    $94,279    $703,508
=============================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                   Deposit     Deposit    Deposit      Deposit
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 809,537   $172,296   $1,336,343  $  486,910
   Deposit activity, including loss recoveries...................  (106,254)    17,935     (654,672)   (343,610)
   Interest income or expense, net of amortization of margin.....    39,148       (720)     113,438      28,996
   Non-admitted asset portion....................................     9,037         --       14,428          --
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $ 751,468   $189,511   $  809,537  $  172,296
================================================================================================================

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                  Funds Held Funds Held  Funds Held  Funds Held
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1............................................. $  94,279   $703,508   $  432,987  $1,006,426
   Contributions.................................................     4,664      1,016           --      60,915
   Withdrawals...................................................       (26)   (54,096)    (355,065)   (422,715)
   Interest......................................................        --     45,500       16,357      58,882
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $  98,917   $695,928   $   94,279  $  703,508
================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $611,039 and $630,370, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and $406,719, respectively, and funds held on deposit accounting liability of $1,347 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets-$97,009, funds held on deposit accounting-$332,073, deposit accounting liability-$314,735 and funds held on deposit accounting liability-$82,054.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

   ------------------------------------------------------------------------
   As of December 31,                                    2007        2006
   ------------------------------------------------------------------------
   Gross deferred tax assets......................... $1,205,925  $1,236,352
   Gross deferred tax liabilities....................    526,581     351,266
   ------------------------------------------------------------------------
   Net deferred tax assets/liabilities...............    679,344     885,086
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes...................    296,766     463,186
   ------------------------------------------------------------------------
   Net admitted deferred tax assets                   $  382,578  $  421,900
   ========================================================================
   Increase in non-admitted deferred tax assets
      Adjustment to December 31, 2006 Surplus........    (83,683)
   Change in non-admitted deferred tax
     assets-current year............................. $  250,103
   ------------------------------------------------------------------------
   Change in non-admitted deferred tax assets........ $  166,420
   ========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

-----------------------------------------------------------------------------------------
For the years ended December 31,                               2007     2006      2005
-----------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net
  investment income......................................... $309,946 $261,144 $(252,358)
Federal income tax adjustment-prior year....................   38,413    2,119     9,311
-----------------------------------------------------------------------------------------
Current income tax expense (benefit)........................ $348,359 $263,263 $(243,047)
=========================================================================================

Income tax on realized capital gains........................ $ 29,141 $ 29,092 $  20,492
=========================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, and changes in deferred income taxes for 2007 is set forth in the table below:

-------------------------------------------------------------------------------------------------
As of December 31,                                                2007        2006       Change
-------------------------------------------------------------------------------------------------
Deferred Tax Assets...........................................
   Loss reserve discount...................................... $  402,282  $  476,856  $ (74,574)
   Non-admitted assets........................................    208,445     160,128     48,317
   Unearned premium reserve...................................    313,279     316,291     (3,012)
   Partnership adjustments....................................     40,925      33,192      7,733
   Bad debt...................................................    151,901     183,902    (32,001)
   Other temporary difference.................................     89,093      65,983     23,110
-------------------------------------------------------------------------------------------------
       Gross deferred tax assets..............................  1,205,925   1,236,352    (30,427)
     Non-admitted deferred tax assets.........................   (296,766)   (546,869)   250,103
     Non-admitted deferred tax assets-Adj to Dec 31 2006
       surplus................................................         --      83,683    (83,683)
-------------------------------------------------------------------------------------------------
       Admitted deferred tax assets...........................    909,159     773,166    135,993
-------------------------------------------------------------------------------------------------
Deferred tax liabilities......................................
   Unrealized capital gains...................................   (393,879)   (236,490)  (157,389)
   Deferred tax remediation-Adj to Dec 31, 2006 surplus.......         --     (83,683)    83,683
   Partnership adjustments....................................    (67,403)     (7,437)   (59,966)
   Other temporary differences................................    (65,299)    (23,656)   (41,643)
-------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
       Net admitted deferred tax assets....................... $  382,578  $  421,900  $ (39,322)
=================================================================================================
   Gross deferred tax assets.................................. $1,205,925  $1,236,352  $ (30,427)
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
   Net deferred tax assets.................................... $  679,344  $  885,086  $(205,742)
=================================================================================================
   Income tax effect of unrealized capital (gains)/losses.....                           157,389
   Income tax effect of unrealized capital (gains) / losses
     -remediation adjustments.................................                           (25,438)
-------------------------------------------------------------------------------------------------
   Change in net deferred income taxes........................                         $ (73,791)
=================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2007, 2006 and 2005 are as follows:

                                                            2007                   2006                  2005
---------------------------------------------------------------------------------------------------------------------
                                                     Amount    Tax Effect   Amount    Tax Effect   Amount   Tax Effect
---------------------------------------------------------------------------------------------------------------------
Income before federal income taxes and capital
  gain taxes...................................... $1,725,242  $ 603,835  $1,271,556  $ 445,045  $(408,280) $(142,898)
Book to tax adjustments:
   Tax exempt income and dividends received
     deduction, net of proration..................   (543,812)  (190,334)   (455,068)  (159,274)  (296,930)  (103,926)
   Intercompany dividends.........................     (5,993)    (2,097)    (21,938)    (7,678)   (11,240)    (3,934)
   Meals and entertainment........................      1,749        612          --         --         --         --
   Non-deductible penalties.......................      1,508        528          --         --         --         --
   Change in non-admitted assets..................   (138,048)   (48,317)    132,784     46,474    (54,557)   (19,095)
   Federal income tax adjustment--prior year......         --     55,224          --         --         --     (9,311)
   Remediation adjustments........................         --         --     (17,777)    (6,222)  (103,837)   (36,343)
   Change in tax reserves.........................         --         --          --         --         --    (21,763)
   Change in tax position.........................         --     31,840          --         --         --         --
   Foreign tax credits............................         --         --          --    (14,104)        --    (52,544)
   Other..........................................         --         --          --      1,384         --        631
---------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments..................   (684,596)  (152,544)   (361,999)  (139,420)  (466,564)  (246,285)
---------------------------------------------------------------------------------------------------------------------
Federal taxable income............................ $1,040,646  $ 451,291  $  909,557  $ 305,625  $(874,844) $(389,183)
=====================================================================================================================

Current federal income tax expense................             $ 348,359              $ 263,263             $(243,047)
Income tax on net realized capital gains..........                29,141                 29,092                20,492
Change in deferred income taxes...................                73,791                 13,270              (166,628)
                                                               ---------              ---------             ---------
Total federal income tax benefit..................             $ 451,291              $ 305,625             $(389,183)
                                                               =========              =========             =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     Current year                                                 $ 225,980
     ------------                                                 ---------
     First preceding year........................................ $188,321
     ----------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $231,602 during 2007 and $372,256 during 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

          ------------------------------------------------------------
          Gross unrecognized tax benefits at January 1,         2007
          ------------------------------------------------------------
             Increases in tax positions for prior years....... $ 3,527
             Decreases in tax positions for prior years.......  33,171
             Increases in tax positions for current years.....      --
             Lapse in statute of limitations..................      --
             Settlements......................................      --
          ------------------------------------------------------------
          Gross unrecognized tax benefits at December 31, 2007 $36,698
          ============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $36,698. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $36,698.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $727 and $6,868 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,141 of interest and penalties in the Statement of Income.

The Company does not believe that there will be a material change to the balance of unrecognized tax benefit within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                     Major Tax Jurisdictions Open Tax Years
                     --------------------------------------
                          United States.....   1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A. Pension
   -------

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

   --------------------------------------------------------
   As of December 31,                   2007       2006
   --------------------------------------------------------
   Fair value of plan assets........ $3,004,869 $2,637,415
   Less projected benefit obligation  2,719,971  2,673,615
   --------------------------------------------------------
   Funded status.................... $  284,898 $  (36,200)
   ========================================================

   The Company's share of net expense for the qualified pension plan was $5,001, $9,000 and $6,500 for the years ended December 31, 2007, 2006 and
   2005, respectively.

   The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2007 and 2006, the Company recorded in other liabilities its pension liabilities which amounted to $6,018 and $2,705, respectively.

B. Postretirement Benefit Plans
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over. AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2007 and 2006 were $190,417 and $184,884, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $310, $282 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

   -------------------------------------------------------------------------
   As of December 31,                            2007      2006      2005
   -------------------------------------------------------------------------
      Discount rate...........................     6.50%     6.00%     5.50%
      Rate of compensation increase (average).     4.25%     4.25%     4.25%
      Measurement date........................ December  December  December
                                               31, 2007  31, 2006  31, 2005

      Medical cost trend rate.................      N/A       N/A       N/A
   =========================================================================

C. Stock Option and Deferred Compensation Plans
   --------------------------------------------

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,028, $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Balances
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Impact of Medicare Modernization Act on Post Retirement Benefits
   ----------------------------------------------------------------

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. Capital and Surplus
   -------------------

The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:

   -------------------------------------------------------------------------
                                                       2007         2006
   -------------------------------------------------------------------------
   Unrealized gains................................ $2,030,455  $ 2,001,686
   Non-admitted asset values....................... $ (976,915) $(1,161,800)
   Provision for reinsurance....................... $ (115,844) $  (128,824)
   =========================================================================

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Risk-Based Capital Requirements
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

C. Dividend Restrictions
   ---------------------

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2007) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2007, the maximum dividend payment, which may be made without prior approval during 2008, is approximately $729,696.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2007, the Company paid $615,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 12 - CONTINGENCIES
-----------------------

A. Legal Proceedings
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000 plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation
   (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and
   (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On
   March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner - and not RPC - has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

   The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
   Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

   A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

   The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

   On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

   A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

   Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves
   -----------------------------------

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
-------------------------------------------------------------------------------------------------------------------
                                                      2007        2006        2005       2007      2006      2005
-------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year.......... $1,098,137  $1,087,625  $  693,044  $178,384  $288,676  $256,889
   Incurred losses and LAE........................     34,757     159,878     489,955      (468)  (75,819)   63,051
   Calendar year paid losses and LAE..............   (149,863)   (149,366)    (95,374)  (40,781)  (34,473)  (31,264)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year................ $  983,031  $1,098,137  $1,087,625  $137,135  $178,384  $288,676
===================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year.......... $   97,344  $   97,399  $   90,162  $  4,948  $  6,561  $  6,626
   Incurred losses and LAE........................      5,160      14,332      14,722     1,386    (1,462)      830
   Calendar year paid losses and LAE..............    (12,849)    (14,387)     (7,485)     (401)     (151)     (895)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $   89,655  $   97,344  $   97,399  $  5,933  $  4,948  $  6,561
===================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  533,105  $  518,246  $  348,261  $ 92,210  $134,977  $142,025
   Incurred losses and LAE........................     10,155      83,696     209,273     1,691   (22,324)   16,410
   Calendar year paid losses and LAE..............    (79,170)    (68,837)    (39,288)  (22,273)  (20,443)  (23,458)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $  464,090  $  533,105  $  518,246  $ 71,628  $ 92,210  $134,977
===================================================================================================================

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses         Environmental Losses
------------------------------------------------------------------------------------------------------
                                                     2007     2006     2005    2007    2006     2005
------------------------------------------------------------------------------------------------------
Direct basis...................................... $619,127 $736,453 $780,191 $56,093 $70,439 $126,306
Assumed reinsurance basis.........................   44,945   61,885   61,056   1,191     614    1,383
Net of ceded reinsurance basis....................  296,910  378,726  373,664  25,942  37,524   61,177

The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
--------------------------------------------------------------------------------------------------
                                                    2007    2006    2005    2007    2006    2005
--------------------------------------------------------------------------------------------------
Direct basis...................................... $68,792 $81,828 $86,688 $24,040 $30,189 $54,131
Assumed reinsurance basis.........................   6,570   6,876   6,784     351     263     593
Net of ceded reinsurance basis....................  34,565  42,081  41,518  10,958  16,082  26,219

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases
   ------

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $44,783, $38,451 and $34,816 in 2007, 2006 and 2005,
   respectively.

   At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

          2008.............................................. $ 54,090
          2009..............................................   51,789
          2010..............................................   51,290
          2011..............................................   49,518
          2012..............................................   51,631
          Thereafter........................................  333,418
          -----------------------------------------------------------
             Total minimum lease payments................... $591,736
          ===========================================================

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $667,318, and included unrecorded loss contingencies of $802,835.

   As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $667,318. The Company expects only a small portion of this portfolio will be called during 2008.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,620,497 and $3,833,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims amounted to $289,629 and $332,913, respectively, of which $16,272 and $19,716, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $123, $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

        ----------------------------------------------------------------
        Other Admitted Assets                         2007       2006
        ----------------------------------------------------------------
        Guaranty funds receivable or on deposit... $  18,468  $  18,220
        Loss funds on deposit.....................   103,439     92,573
        Outstanding loss drafts--suspense accounts   430,304    489,807
        Accrued recoverables......................        --      4,691
        Other.....................................    25,777      3,176
        Allowance for doubtful accounts...........  (395,847)  (429,224)
        ----------------------------------------------------------------
           Total other admitted assets............ $ 182,141  $ 179,243
        ================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2007 the Company's liability for insolvency assessments amounted to $39,027 with a related asset for premium tax credits of $18,468. Of the amount accrued, the Company expects to pay approximately $20,558 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,041 of premium tax offset credits and the associated liability in years two through five. The remaining $6,427 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $395,847 and $429,224, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company recorded $89,886, $49,761 and $145,742, respectively, of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

--------------------------------------------------------------------------------
Other liabilities                                               2007     2006
--------------------------------------------------------------------------------
Other liabilites............................................. $153,990 $107,092
Amounts withheld or retained by company for account of others   13,840   28,058
Loss clearing................................................   15,325   12,166
Policyholder funds on deposit................................   11,341   11,572
Liability for pension and severance pay......................    6,018    2,705
Remmittances and items not allocated.........................   39,116   37,240
Accrued retrospective premiums...............................   41,587   77,001
Accounts payable.............................................   24,852   23,743
Deferred commission earnings.................................   11,890   10,039
Service carrier liabilty.....................................    9,195    2,336
Retroactive reinsurance payable..............................   16,299  (14,859)
--------------------------------------------------------------------------------
Total other liabilties....................................... $343,453 $297,093
================================================================================

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements.

     (1) Audited financial statements of Separate Account USL VA-R of The United States Life Insurance Company in the City of New York for the year ended December 31, 2007 are included in Part B of the registration statement.

     (2) Audited financial statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2007, 2006 and 2005 are included in Part B of the registration statement.

     (3) The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007 are included in Part B of the registration statement.

(b)  Exhibits.

     (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VA-R. (1)

     (2)            N/A

     (3)(a) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (3)

     (3)(b)         Form of Selling Group Agreement. (3)

     (3)(c) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Contracts" in the Statement of Additional Information that is filed as part of this Registration Statement).

     (4)(a) Specimen Form of Single Premium Immediate Variable Annuity Contract, Form No. 03017N. (15)

     (5)(a) Form of Single Premium Immediate Annuity Application, Form No. USL0354-33 Rev0703. (10)

     (5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-33 Rev0406. (20)

     (5)(c) Form of Service Request for Single Premium Immediate Variable Annuity, Form No. AGLC101316. (15)

     (5)(d) Form of Withdrawal Form for Single Premium Immediate Variable Annuity, Form No. AGLC101318. (15)

     (5)(e) Form of Customer Service Form for Single Premium Immediate Variable Annuity, Form No. AGLC101320. (15)

     (6)(a) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (11)

     (6)(b) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (2)

     (7)(a) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (19)

     (7)(b) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (19)

     (7)(c) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (19)

     (7)(d) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (19)

     (8)(a)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

     (8)(a)(ii) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., The United

                    States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (7)

     (8)(a)(iii) Form of Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (2)

     (8)(b)(i) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated.
                    (2)

     (8)(c)(i) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

     (8)(c)(ii) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (10)

     (8)(d)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

     (8)(d)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (10)

     (8)(e)(i) Form of Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (22)

     (8)(f)(i) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (12)

     (8)(g)(i) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

     (8)(g)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (2)

     (8)(h)(i) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

     (8)(i)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company.
                    (6)

     (8)(i)(ii) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

     (8)(i)(iii) Form of Amendment No. 2 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (2)

     (8)(i)(iv) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005. (19)

     (8)(j)(i) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (8)(j)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (2)

     (8)(k)(i) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (2)

     (8)(l)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.
                    (5)

     (8)(l)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (10)

     (8)(l)(iii) Form of Amendment No. 2 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (19)

     (8)(m)(i) Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (19)

     (8)(m)(ii) Form of Amendment No. 1 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (19)

     (8)(n)(i) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (6)

     (8)(n)(ii) Form of Amendment No. 1 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (10)

     (8)(o)(i) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (2)

     (8)(p)(i) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (6)

     (8)(p)(ii) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (5)

     (8)(p)(iii) Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (10)

     (8)(q)(i) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

     (8)(q)(ii) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (15)

     (8)(r)(i) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc.
                    (9)

     (8)(r)(ii) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (4)

     (8)(r)(iii) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (2)

     (8)(s)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (12)

     (8)(t)(i) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (12)

     (8)(u)(i) Form of Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (2)

     (8)(u)(ii) Form of Amendment No. 1 to Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

     (8)(u)(iii) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M

                    Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation.(12)

     (8)(v)(i) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (2)

     (8)(w)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

     (8)(x)(i) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (19)

     (8)(y)(i) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (19)

     (8)(y)(ii) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (19)

     (8)(z)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (8)

     (8)(z)(ii) Form of Amendment to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (2)

     (8)(aa)(i) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

     (8)(bb)(i) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (12)

     (8)(cc)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

     (8)(dd)(i) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (8)(ee)(i) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (2)

     (8)(ff)(i) Form of Services Agreement by and between Pacific Investment Management Company LLC and The United States Life Insurance Company in the City of New York. (5)

     (8)(gg)(i) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

     (8)(hh)(i) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and the United States Life Insurance Company in the City of New York. (18)

     (8)(ii)(i) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (14)

     (8)(jj)(i) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (2)

     (8)(jj)(ii) Form of Amendment No. 1 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (2)

     (8)(kk)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (19)

     (8)(ll)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (19)

     (8)(mm)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (19)

     (8)(nn)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and The United States Life Insurance Company in the City of New York. (19)

     (8)(oo)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of New York. (19)

     (8)(pp)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (19)

     (8)(qq)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and The United States Life Insurance Company in the City of New York. (19)

     (8)(rr)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (19)

     (8)(ss)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (19)

     (8)(tt)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (19)

     (8)(uu)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (19)

     (8)(vv)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (19)

     (8)(ww)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and The United States Life Insurance Company in the City of New York. (19)

     (8)(xx)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (19)

     (8)(yy)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and The United States Life Insurance Company in the City of New York. (19)

     (8)(zz)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and The United States Life Insurance Company in the City of New York. (19)

     (8)(aaa)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and The United States Life Insurance Company in the City of New York. (19)

     (8)(bbb)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (19)

     (8)(ccc)(i) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (16)

     (8)(ddd)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (18)

     (8)(ddd)(ii)   Form of Addendum No. 1 to Service and Expense Agreement
                    dated February 1, 1974, between American International
                    Group, Inc. and various affiliate subsidiaries, including
                    The United States Life Insurance Company in the City of New
                    York, dated May 21, 1975. (18)

     (8)(ddd)(iii)  Form of Addendum No. 2 to Service and Expense Agreement
                    dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (18)

     (8)(ddd)(iv)   Form of Addendum No. 24 to Service and Expense Agreement
                    dated February 1, 1974, between American International
                    Group, Inc. and various affiliate subsidiaries, including
                    The United States Life Insurance Company in the City of New
                    York, dated December 30, 1998. (18)

     (8)(ddd)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (18)

     (8)(ddd)(vi)   Form of Addendum No. 32 to Service and Expense Agreement
                    dated February 1, 1974, among American International Group,
                    Inc. and various affiliate subsidiaries, including The
                    United States Life Insurance Company in the City of New
                    York, American General Life Companies, LLC and American
                    General Equity Services Corporation, effective May 1, 2004.
                    (18)

     (8)(ddd)(vii)  Form of Addendum No. 34 to Service and Expense Agreement
                    dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (18)

     (8)(ddd)(viii) Form of Letter of Understanding between The United States
                    Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (18)

     (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

     (9)(b) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (17)

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

     (11)           N/A

     (12)           N/A

     (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.
                    (20)

     (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (21)

     (13)(c) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (22)

----------
(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 3, 2004.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 16, 2004.

(15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 2, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 12, 2005.

(17) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on October 24, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2006.

(19) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(20) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 1, 2006.

(21) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 1, 2007.

(22) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Rodney O. Martin, Jr.               Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff                 Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong                  Director, President-AIG Benefit Solutions Profit Center and
3600 Route 66                       Chief Executive Officer-AIG Benefit Solutions Profit Center
Neptune, NJ 07754

Patrick J. Foley                    Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane B. Fortin                 Director, Chief Financial Officer and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

James A. Galli                      Director, Senior Vice President and
70 Pine Street                      Chief Business Development Officer
New York, NY 10270

Cecil C. Gamwell III                Director
419 West Beach Road
Charlestown, RI 02813

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Jack R. Harnes                      Director
70 Pine Street
New York, NY 10270

David L. Herzog                     Director
70 Pine Street
New York, NY 10270

Richard A. Hollar                   Director, President-Life Profit Center and Chief Executive
750 West Virginia Street            Officer-Life Profit Center
Milwaukee, WI 53204

John I. Howell                      Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

David W. O'Leary                    Director, President-Specialty Markets Group and Chief
2929 Allen Parkway                  Executive Officer-Specialty Markets Group
Houston, TX  77019

Gary D. Reddick                     Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift                Director
2929 Allen Parkway
Houston, TX 77019

Matthew Winter                      Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                       President - Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II                 President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Dennis Roberts                      President-Independent Agency Group
2929 Allen Parkway
Houston, Texas 77019

Richard C. Schuettner               President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                         President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele                    President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                            President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX  77019

Jeffrey H. Carlson                  Executive Vice President and Chief Information Officer
2929 Allen Parkway
Houston, TX 77019

Rodney N. Hook                      Executive Vice President and Chief Risk Officer-AIG Benefit
3600 Route 66                       Solutions Profit Center
Neptune, NJ  07754

Gary Parker                         Executive Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX  77019

Dan E. Trudan                       Executive Vice President and Chief Operations Officer
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson                  Senior Vice President and Chief Financial Officer-Life Profit
2929 Allen Parkway                  Center
Houston, TX 77019

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Erik A. Baden                       Senior Vice President, Strategic Marketing and Business
2929 Allen Parkway                  Development
Houston, TX 77019

Wayne A. Barnard                    Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein                 Senior Vice President and Chief and Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi                    Senior Vice President
3600 Route 66
Neptune, NJ 07754

Don Cummings                        Senior Vice President and Chief Accounting Officer
2727-A Allen Parkway
Houston, TX 77019

Robert M. Goldbloom                 Senior Vice President-Terminal Funding, Annuities
70 Pine Street
New York, NY 10270

William F. Guterding                Senior Vice President and Chief Underwriting Officer
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings                    Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson                   Senior Vice President
2727 Allen Parkway
Houston, TX 77019

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Glen D. Keller                      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel                   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                     Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Laura W. Milazzo                    Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien                 Senior Vice President, Chief Marketing Officer-Independent
2929 Allen Parkway                  Agency Group
Houston, TX  77019

William J. Packer                   Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelletteri                    Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael W. Witwer                   Senior Vice President
3600 Route 66
Neptune, NJ 07754

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Frederic R. Yopps                   Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Edward F. Bacon                     Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                      Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski                 Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen                   Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden                   Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Mark Bolding                        Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady                      Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman                Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby                     Vice President and Actuary
3600 Route 66
Neptune, NJ 07754-1580

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
David W. Butterfield                Vice President
3600 Route 66
Neptune, NJ 07754

Mark E. Childs                      Vice President
2727-A Allen Parkway
Houston, TX 77019

Shari Ciapka                        Vice President
3600 Route 66
Neptune, NJ 07754

James Cortiglia                     Vice President
3600 Route 66
Neptune, NJ 07754

Joseph Diaz, Jr.                    Vice President
70 Pine Street
New York, NY 10270

Carolyn DiPalma                     Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack                  Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey                      Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi                 Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Kevin P. Fitzpatrick                Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Richard L. Gravette                 Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer                Vice President
3051 Hollis Drive
Springfield, IL 62704

Joel H. Hammer                      Vice President
70 Pine Street
New York, NY 10270

Keith C. Honig                      Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard                   Vice President
2727-A Allen Parkway
Houston, TX 77019

Janna M. Hubble                     Vice President
2000 American General Center
Nashville, TN 37250-0001

Donald E. Huffner                   Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Karen M. Isaacs                     Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson                   Vice President
205 E. 10th Avenue
Amarillo, TX 79101

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Wesley Jarvis                       Vice President
3600 Route 66
Neptune, NJ 07754

Mark R. McGuire                     Vice President
2727 Allen Parkway
Houston, TX 77019

Randy J. Marash                     Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin                     Vice President
2929 Allen Parkway
Houston, TX 77019

W. Larry Mask                       Vice President, Real Estate Investment Officer and
2929 Allen Parkway                  Assistant Secretary
Houston, TX 77019

Beverly A. Meyer                    Vice President
750 West Virginia Street
Milwaukee, WI 53204

Deanna D. Osmonson                  Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.                Vice President, Real Estate Investment Officer and
2929 Allen Parkway                  Assistant Secretary
Houston, TX 77019

Andrew J. Rasey                     Vice President
2727 Allen Parkway
Houston, TX 77019

Walter J. Rudecki, Jr.              Vice President
2929 Allen Parkway
Houston, TX 77019

                                                 POSITIONS AND OFFICES WITH DEPOSITOR
        NAME AND PRINCIPAL                  THE UNITED STATES LIFE INSURANCE COMPANY IN THE
         BUSINESS ADDRESS                                  CITY OF NEW YORK
---------------------------------   --------------------------------------------------------------
Dale W. Sachtleben                  Vice President
3051 Hollis Drive
Springfield, IL 62704

Imad A. Salman                      Vice President
3600 Route 66
Neptune, NJ 07754

Edward M. Schmauder                 Vice President
3600 Route 66
Neptune, NJ 07754

Richard W. Scott                    Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Michael Sibley                      Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith                         Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires                      Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                        Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh                     Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams                     Vice President
3600 Route 66
Neptune, NJ 07754

                                         POSITIONS AND OFFICES WITH DEPOSITOR
      NAME AND PRINCIPAL            THE UNITED STATES LIFE INSURANCE COMPANY IN THE
       BUSINESS ADDRESS                            CITY OF NEW YORK
---------------------------------   -----------------------------------------------
Elizabeth M. Tuck                   Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                     Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-08-002280, filed February 28, 2008.

                               SUBSIDIARIES OF AIG

                                                                                                   PERCENTAGE
                                                                                                    OF VOTING
                                                                                                   SECURITIES
                                                                              JURISDICTION OF        HELD BY
                                                                               INCORPORATION        IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION      PARENT/(1)/
------------------------------------------------------------------------   ---------------------   ----------
American International Group, Inc./(2)/                                                 Delaware        /(3)/
   AIG Capital Corporation                                                              Delaware     100
      AIG Capital India Private Limited                                                    India   99.99/(4)/
         AIG Global Asset Management Company (India) Private Limited                       India      99/(5)/
      AIG Consumer Finance Group, Inc.                                                  Delaware     100
         AIG Bank Polska S.A.                                                             Poland   99.92
         AIG Credit SA                                                                    Poland     100
         Compania Financiera Argentina S.A.                                            Argentina     100
      AIG Credit Corp.                                                                  Delaware     100
         A.I. Credit Consumer Discount Company                                      Pennsylvania     100
         A.I. Credit Corp.                                                         New Hampshire     100
         AICCO, Inc.                                                                    Delaware     100
         AICCO, Inc.                                                                  California     100
         AIG Credit Corp. of Canada                                                       Canada     100
         Imperial Premium Funding, Inc.                                                 Delaware     100
      AIG Equipment Finance Holdings, Inc.                                              Delaware     100
         AIG Commercial Equipment Finance, Inc.                                         Delaware     100
            AIG Commercial Equipment Finance Company, Canada                              Canada     100
         AIG Rail Services, Inc.                                                        Delaware     100
      AIG Finance Holdings, Inc.                                                        New York     100

                               SUBSIDIARIES OF AIG

                                                                                                   PERCENTAGE
                                                                                                    OF VOTING
                                                                                                   SECURITIES
                                                                              JURISDICTION OF        HELD BY
                                                                               INCORPORATION        IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION      PARENT/(1)/
------------------------------------------------------------------------   ---------------------   ----------
         AIG Finance (Hong Kong) Limited                                               Hong Kong     100
      American General Finance, Inc.                                                     Indiana     100
         American General Auto Finance, Inc.                                            Delaware     100
         American General Finance Corporation                                            Indiana     100
            Merit Life Insurance Co.                                                     Indiana     100
            MorEquity, Inc.                                                               Nevada     100
               Wilmington Finance, Inc.                                                 Delaware     100
            Ocean Finance and Mortgages Limited                                          England     100
            Yosemite Insurance Company                                                   Indiana     100
               CommoLoCo, Inc.                                                       Puerto Rico     100
      American General Financial Services of Alabama, Inc.                              Delaware     100
      AIG Global Asset Management Holdings Corp.                                        Delaware     100
         AIG Asset Management Services, Inc.                                            Delaware     100
         AIG Capital Partners, Inc.                                                     Delaware     100
         AIG Equity Sales Corp.                                                         New York     100
         AIG Global Investment Corp.                                                  New Jersey     100
         AIG Global Real Estate Investment Corp.                                        Delaware     100
         AIG Securities Lending Corp.                                                   Delaware     100
         Brazos Capital Management, L.P.                                                Delaware     100
      International Lease Finance Corporation                                         California   67.23/(6)/
   AIG Egypt Insurance Company S.A.E.                                                      Egypt   90.05/(7)/
   AIG Federal Savings Bank                                                                  USA     100
   AIG Financial Advisor Services, Inc.                                                 Delaware     100
      AIG Global Investment (Luxembourg) S.A.                                         Luxembourg     100
   AIG Financial Products Corp.                                                         Delaware     100
      AIG Matched Funding Corp.                                                         Delaware     100
      Banque AIG                                                                          France      90/(8)/
   AIG Funding, Inc.                                                                    Delaware     100
   AIG Global Trade & Political Risk Insurance Company                                New Jersey     100
   AIG Israel Insurance Company Ltd.                                                      Israel   50.01
   AIG Kazakhstan Insurance Company                                                   Kazakhstan      60
AIG Life Holdings (International) LLC                                                   Delaware     100
   AIG Star Life Insurance Co., Ltd.                                                       Japan     100
   American International Reinsurance Company, Ltd.                                      Bermuda     100
      AIG Edison Life Insurance Company                                                    Japan      90/(9)/
      American International Assurance Company, Limited                                Hong Kong     100
      American International Assurance Company (Australia) Limited                     Australia     100
      American International Assurance Company (Bermuda) Limited                         Bermuda     100
         American International Assurance Co. (Vietnam) Limited                          Vietnam     100
         Tata AIG Life Insurance Company Limited                                           India      26
      Nan Shan Life Insurance Company, Ltd.                                               Taiwan   95.27
AIG Life Holdings (US), Inc.                                                               Texas     100
   AGC Life Insurance Company                                                           Missouri     100
      AIG Annuity Insurance Company                                                        Texas     100

                               SUBSIDIARIES OF AIG

                                                                                                   PERCENTAGE
                                                                                                    OF VOTING
                                                                                                   SECURITIES
                                                                              JURISDICTION OF        HELD BY
                                                                               INCORPORATION        IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION      PARENT/(1)/
------------------------------------------------------------------------   ---------------------   ----------
      AIG Life Holdings (Canada), ULC                                                     Canada     100
         AIG Assurance Canada                                                             Canada     100
         AIG Life Insurance Company of Canada                                             Canada     100
      AIG Life of Bermuda, Ltd.                                                          Bermuda     100
      AIG Life Insurance Company                                                        Delaware     100
      American General Life and Accident Insurance Company                             Tennessee     100
         Volunteer Vermont Holdings, LLC                                                 Vermont     100
            Volunteer Vermont Reinsurance Company                                        Vermont     100
      American General Life Insurance Company                                              Texas     100
         AIG Enterprise Services, LLC                                                   Delaware     100
         American General Annuity Service Corporation                                      Texas     100
         American General Life Companies, LLC                                           Delaware     100
         The Variable Annuity Life Insurance Company                                       Texas     100
            AIG Retirement Services Company                                                Texas     100
      American International Life Assurance Company of New York                         New York     100
      American General Bancassurance Services, Inc.                                     Illinois     100
      American General Property Insurance Company                                      Tennessee   51.85/(10)/
         American General Property Insurance Company of Florida                          Florida     100
   The United States Life Insurance Company in the City of New York                     New York     100
American General Assurance Company                                                      Illinois     100
         American General Indemnity Company                                             Illinois     100
         American General Investment Management Corporation                             Delaware     100
         American General Realty Investment Corporation                                    Texas     100
         Knickerbocker Corporation                                                         Texas     100
AIG Life Insurance Company of Puerto Rico                                            Puerto Rico     100
AIG Life Insurance Company (Switzerland) Ltd.                                        Switzerland     100
AIG Liquidity Corp.                                                                     Delaware     100
AIG Privat Bank AG                                                                   Switzerland     100
AIG Property Casualty Group, Inc.                                                       Delaware     100
   AIG Commercial Insurance Group, Inc.                                                 Delaware     100
      AIG Aviation, Inc.                                                                 Georgia     100
      AIG Casualty Company                                                          Pennsylvania     100
      AIG Risk Management, Inc.                                                         New York     100
      AIU Insurance Company                                                             New York      52/(11)/
         AIG General Insurance Company China Limited                                       China     100
         AIG General Insurance (Taiwan) Co., Ltd.                                         Taiwan     100
      American Home Assurance Company                                                   New York     100
         AIG General Insurance (Malaysia) Berhad                                        Malaysia     100
         AIG Hawaii Insurance Company, Inc.                                               Hawaii     100
            American Pacific Insurance Company, Inc.                                      Hawaii     100
         American International Realty Corp.                                            Delaware    31.5/(12)/
         Pine Street Real Estate Holdings Corp.                                    New Hampshire   31.47/(13)/
         Transatlantic Holdings, Inc.                                                   Delaware   33.24/(14)/
            Transatlantic Reinsurance Company                                           New York     100

                               SUBSIDIARIES OF AIG

                                                                                                   PERCENTAGE
                                                                                                    OF VOTING
                                                                                                   SECURITIES
                                                                              JURISDICTION OF        HELD BY
                                                                               INCORPORATION        IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION      PARENT/(1)/
------------------------------------------------------------------------   ---------------------   ----------
            Putnam Reinsurance Company                                                  New York     100
            Trans Re Zurich                                                          Switzerland     100
      American International Surplus Lines Agency, Inc.                               New Jersey     100
      Audubon Insurance Company                                                        Louisiana     100
         Agency Management Corporation                                                 Louisiana     100
            The Gulf Agency, Inc.                                                        Alabama     100
         Audubon Indemnity Company                                                   Mississippi     100
      Commerce and Industry Insurance Company                                           New York     100
         American International Insurance Company                                       New York      50/(15)/
            AIG Advantage Insurance Company                                            Minnesota     100
            American International Insurance Company of California, Inc.              California     100
            American International Insurance Company of New Jersey                    New Jersey     100
      Commerce and Industry Insurance Company of Canada                                   Canada     100
      The Insurance Company of the State of Pennsylvania                            Pennsylvania     100
      Landmark Insurance Company                                                      California     100
      National Union Fire Insurance Company of Pittsburgh, Pa                       Pennsylvania     100
         AIG Domestic Claims, Inc.                                                      Delaware     100
         American International Specialty Lines Insurance Company                       Illinois      70/(16)/
         Lexington Insurance Company                                                    Delaware      70/(17)/
            AIG Centennial Insurance Company                                        Pennsylvania     100
            AIG Auto Insurance Company of New Jersey                                  New Jersey     100
            AIG Preferred Insurance Company                                         Pennsylvania     100
            AIG Premier Insurance Company                                           Pennsylvania     100
            AIG Indemnity Insurance Company                                         Pennsylvania     100
            JI Accident & Fire Insurance Company, Ltd.                                     Japan      50
         National Union Fire Insurance Company of Louisiana                            Louisiana     100
         National Union Fire Insurance Company of Vermont                                Vermont     100
         21st Century Insurance Group                                                   Delaware      32/(18)/
            21st Century Casualty Company                                             California     100
            21st Century Insurance Company                                            California     100
            21st Century Insurance Company of the Southwest                                Texas     100
         AIG Excess Liability Insurance Company Ltd.                                    Delaware     100
            AIG Excess Liability Insurance International Limited                         Ireland     100
      New Hampshire Insurance Company                                               Pennsylvania     100
         AI Network Corporation                                                         Delaware     100
         AIG Europe, S.A                                                                  France   70.48/(19)/
         American International Pacific Insurance Company                               Colorado     100
         American International South Insurance Company                             Pennsylvania     100
         Granite State Insurance Company                                            Pennsylvania     100
         Illinois National Insurance Co.                                                Illinois     100
         New Hampshire Indemnity Company, Inc.                                      Pennsylvania     100
            AIG National Insurance Company, Inc.                                        New York     100
         New Hampshire Insurance Services, Inc.                                    New Hampshire     100
      Risk Specialists Companies, Inc.                                                  Delaware     100

                               SUBSIDIARIES OF AIG

                                                                                                   PERCENTAGE
                                                                                                    OF VOTING
                                                                                                   SECURITIES
                                                                              JURISDICTION OF        HELD BY
                                                                               INCORPORATION        IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION      PARENT/(1)/
------------------------------------------------------------------------   ---------------------   ----------
      HSB Group, Inc.                                                                   Delaware     100
      The Hartford Steam Boiler Inspection and Insurance Company                     Connecticut     100
      The Hartford Steam Boiler Inspection and Insurance Company of
         Connecticut                                                                 Connecticut     100
      HSB Engineering Insurance Limited                                                  England     100
         The Boiler Inspection and Insurance Company of Canada                            Canada     100
      United Guaranty Corporation                                                 North Carolina   36.31/(20)/
      A.I.G. Mortgage Holdings Israel, Ltd.                                               Israel   87.32
         E.M.I. - Ezer Mortgage Insurance Company, Ltd.                                   Israel     100
      AIG United Guaranty Agenzia Di Assirazione S.R.L                                     Italy     100
      AIG United Guaranty Insurance (Asia) Limited                                     Hong Kong     100
      AIG United Guaranty Mexico, S.A                                                     Mexico     100
      AIG United Guaranty Mortgage Insurance Company Canada                               Canada     100
      AIG United Guaranty Re, Ltd.                                                       Ireland     100
      United Guaranty Insurance Company                                           North Carolina     100
      United Guaranty Mortgage Insurance Company                                  North Carolina     100
      United Guaranty Mortgage Insurance Company of North Carolina                North Carolina     100
      United Guaranty Partners Insurance Company                                         Vermont     100
      United Guaranty Residential Insurance Company                               North Carolina   75.03/(21)/
         United Guaranty Credit Insurance Company                                 North Carolina     100
         United Guaranty Commercial Insurance Company of North
            Carolina                                                              North Carolina     100
         United Guaranty Mortgage Indemnity Company                               North Carolina     100
      United Guaranty Residential Insurance Company of North Carolina             North Carolina     100
      United Guaranty Services, Inc.                                              North Carolina     100
      AIG Marketing, Inc.                                                               Delaware     100
      American International Insurance Company of Delaware                              Delaware     100
   Hawaii Insurance Consultants, Ltd.                                                     Hawaii     100
      AIG Retirement Services, Inc.                                                     Delaware     100
      SunAmerica Life Insurance Company                                                  Arizona     100
      SunAmerica Investments, Inc.                                                       Georgia      70/(22)/
         AIG Advisor Group, Inc.                                                        Maryland     100
            AIG Financial Advisors, Inc.                                                Delaware     100
            Advantage Capital Corporation                                               New York     100
            American General Securities Incorporated                                       Texas     100
            FSC Securities Corporation                                                  Delaware     100
            Royal Alliance Associates, Inc.                                             Delaware     100
      AIG SunAmerica Life Assurance Company                                              Arizona     100
         AIG SunAmerica Asset Management Corp.                                          Delaware     100
            AIG SunAmerica Capital Services, Inc.                                       Delaware     100
      First SunAmerica Life Insurance Company                                           New York     100
      AIG Global Services, Inc.                                                    New Hampshire     100
      AIG Trading Group Inc.                                                            Delaware     100
      AIG International Inc.                                                            Delaware     100

                               SUBSIDIARIES OF AIG

                                                                                                   PERCENTAGE
                                                                                                    OF VOTING
                                                                                                   SECURITIES
                                                                              JURISDICTION OF        HELD BY
                                                                               INCORPORATION        IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION      PARENT/(1)/
------------------------------------------------------------------------   ---------------------   ----------
      AIU Holdings LLC                                                                  Delaware     100
      AIG Central Europe & CIS Insurance Holdings Corporation                           Delaware     100
      AIG Bulgaria Insurance and Reinsurance Company EAD                                Bulgaria     100
      AIG Czech Republic pojistovna, a.s.                                         Czech Republic     100
      AIG Memsa Holdings, Inc.                                                          Delaware     100
      AIG Hayleys Investment Holdings (Private) Ltd.                                   Sri Lanka      80
         Hayleys AIG Insurance Company Limited                                         Sri Lanka     100
      AIG Iraq, Inc.                                                                    Delaware     100
      AIG Lebanon S.A.L.                                                                 Lebanon     100
      AIG Libya, Inc.                                                                   Delaware     100
      AIG Sigorta A.S.                                                                    Turkey     100
      Tata AIG General Insurance Company Limited                                           India      26
      AIU Africa Holdings, Inc.                                                         Delaware     100
      AIG Kenya Insurance Company Limited                                                  Kenya   66.67
      AIU North America, Inc.                                                           New York     100
      American International Underwriters Corporation                                   New York     100
American International Underwriters Overseas, Ltd.                                       Bermuda     100
   A.I.G. Colombia Seguros Generales S.A.                                               Colombia      94/(23)/
   AIG Brasil Companhia de Seguros S.A.                                                   Brazil      50
   AIG Europe (Ireland) Limited                                                          Ireland     100
   AIG General Insurance (Thailand) Ltd.                                                Thailand     100
   AIG General Insurance (Vietnam) Company Limited                                       Vietnam     100
   AIG MEMSA Insurance Company Limited                                      United Arab Emirates     100
   AIG UK Holdings Limited                                                               England    82.8/(24)/
      AIG Germany Holding GmbH                                                           Germany     100
         Wurttembergische und Badische Versicherungs-AG                                  Germany     100
            DARAG Deutsche Versicherungs-und Ruckversicherungs-
               Aktiengesellschaft                                                        Germany     100
      AIG UK Financing Limited                                                           England     100
         AIG UK Sub Holdings Limited                                                     England     100
            AIG UK Limited                                                               England     100
            AIG UK Services Limited                                                      England     100
   AIG Takaful - Enaya B.S.C.                                                            Bahrain     100
   American International Insurance Company of Puerto Rico                           Puerto Rico     100
   Arabian American Insurance Company (Bahrain) E.C.                                     Bahrain     100
   La Meridional Compania Argentina de Seguros S.A.                                    Argentina     100
   La Seguridad de Centroamerica Compania de Seguros S.A.                              Guatemala     100
   Richmond Insurance Company Limited                                                    Bermuda     100
   Underwriters Adjustment Company, Inc.                                                  Panama     100
American Life Insurance Company                                                         Delaware     100
   AIG Life Bulgaria Zhivotozastrahovatelna Druzhestvo .A.D.                            Bulgaria     100
   ALICO, S.A.                                                                            France     100

                               SUBSIDIARIES OF AIG

                                                                                                   PERCENTAGE
                                                                                                    OF VOTING
                                                                                                   SECURITIES
                                                                              JURISDICTION OF        HELD BY
                                                                               INCORPORATION        IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION      PARENT/(1)/
------------------------------------------------------------------------   ---------------------   ----------
   First American Polish Life Insurance and Reinsurance Company, S.A.                     Poland     100
   Inversiones Interamericana S.A.                                                         Chile   99.99
   Pharaonic American Life Insurance Company                                               Egypt   74.87/(25)/
   Unibanco AIG Seguros S.A.                                                              Brazil   46.06/(26)/
American Security Life Insurance Company, Ltd.                                      Lichtenstein     100
Delaware American Life Insurance Company                                                Delaware     100
Mt. Mansfield Company, Inc.                                                              Vermont     100
The Philippine American Life and General Insurance Company                           Philippines   99.78
   Pacific Union Assurance Company                                                    California     100
   Philam Equitable Life Assurance Company, Inc.                                     Philippines      95
   Philam Insurance Company, Inc.                                                    Philippines     100

----------
/(1)/  Percentages include directors' qualifying shares.

/(2)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on February 28, 2008. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

/(3)/ The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

/(4)/  Also owned 0.01 percent by AIG Global Investment Corp.

/(5)/  Also owned 1 percent by AIG Capital Corporation.

/(6)/ Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

/(7)/  Also owned 4.69 percent by AIG Memsa Holdings, Inc.

/(8)/  Also owned 10 percent by AIG Matched Funding Corp.

/(9)/  Also owned 10 percent by a subsidiary of American Life Insurance Company.

/(10)/ Also owned 48.15 percent by American General Life and Accident Insurance
       Company.

/(11)/ Also owned 8 percent by The Insurance Company of the State of
       Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.

/(12)/ Also owned by 11 other AIG subsidiaries.

/(13)/ Also owned by 11 other AIG subsidiaries.

/(14)/ Also owned 25.78 percent by AIG.

/(15)/ Also owned 25 percent by American Home Assurance Company and 25 percent by AIU Insurance Company.

/(16)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(17)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(18)/ Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

/(19)/ 100 percent held together with AIG companies.

/(20)/ Also owned 45.88 percent by National Union Fire Insurance Company of
       Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
       0.86 percent by The Insurance Company of the State of Pennsylvania.

/(21)/ Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

/(22)/ Also owned 30 percent by AIG Retirement Services, Inc.

/(23)/ Also owned 3.24 percent by American International Underwriters de
       Colombia Ltd.

/(24)/ Also owned 5.6 percent by American International Company, Limited, 2.5 percent by AIG Europe (Ireland) Ltd., 8.5 percent by American International Underwriters Overseas Association and 0.6 percent by New Hampshire Insurance Company.

/(25)/ Also owned 7.5 percent by AIG Egypt Insurance Company.

/(26)/ Also owned 0.92 percent by American International Underwriters Overseas,
       Ltd.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2008, there were zero owners of Contracts of the class covered by this registration statement, zero qualified Contracts and zero non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VL-R, which offers interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   -------------------------------------------------------
Matthew E. Winter        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry Blews              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President and Anti-Money Laundering
2727 Allen Parkway       Compliance Officer
Houston, TX 77019

T. Clay Spires           Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington        Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   -------------------------------------------------------
Elizabeth M. Tuck        Secretary
70 Pine Street
New York, NY 10270

Amy Marie Cinquegrana    Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                         NET UNDERWRITING
NAME OF PRINCIPAL          DISCOUNTS AND     COMPENSATION    BROKERAGE
UNDERWRITER                 COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
----------------------   ----------------   -------------   -----------   ------------
American General                 0                0              0              0
Equity Services
Corporation

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 70 Pine Street, New York, New York 10270 or at The United States Life Insurance Company in the City of New York's Administrative Offices located at SPIA Operations 2-D1, 2727-A Allen Parkway, Houston, Texas 77019.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)  Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)  Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VA-R, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2008.

                                            THE UNITED STATES LIFE INSURANCE
                                            COMPANY IN THE CITY OF NEW YORK
                                            SEPARATE ACCOUNT USL VA-R
                                            (Registrant)

                                        BY: THE UNITED STATES LIFE INSURANCE
                                            COMPANY IN THE CITY OF NEW YORK
                                            (On behalf of the Registrant and
                                            itself)


                                        BY: ROBERT F. HERBERT, JR.
                                            ------------------------------------
                                            ROBERT F. HERBERT, JR.
                                            SENIOR VICE PRESIDENT

                                      USL-1

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                                   Title                    Date
----------------------------   ------------------------------   --------------


RODNEY O. MARTIN, JR.          Director and Chairman of the     April 29, 2008
----------------------------   Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER              Director, President and          April 29, 2008
----------------------------   Chief Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN            Director, Executive              April 29, 2008
----------------------------   Vice President and
MARY JANE B. FORTIN            Chief Financial Officer


M. BERNARD AIDINOFF            Director                         April 29, 2008
----------------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG             Director                         April 29, 2008
----------------------------
DAVID R. ARMSTRONG


PATRICK J. FOLEY               Director                         April 29, 2008
----------------------------
PATRICK J. FOLEY


JAMES A. GALLI                 Director                         April 29, 2008
----------------------------
JAMES A. GALLI



----------------------------   Director                         April __, 2008
CECIL C. GAMWELL, III

                                      USL-2

Signature                                   Title                    Date
----------------------------   ------------------------------   --------------


JACK R. HARNES                 Director                         April 29, 2008
----------------------------
JACK R. HARNES


DAVID L. HERZOG                 Director                        April 29, 2008
----------------------------
DAVID L. HERZOG


RICHARD A. HOLLAR              Director                         April 29, 2008
----------------------------
RICHARD A. HOLLAR


JOHN I. HOWELL                 Director                         April 29, 2008
----------------------------
JOHN I. HOWELL


DAVID W. O'LEARY               Director                         April 29, 2008
----------------------------
DAVID W. O'LEARY


GARY D. REDDICK                Director                         April 29, 2008
----------------------------
GARY D. REDDICK


CHRISTOPHER J. SWIFT           Director                         April 29, 2008
----------------------------
CHRISTOPHER J. SWIFT

                                      USL-3

                                                                      333-109499
                                                                       811-09007

                                   SIGNATURES

     American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2008.

                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                               PRESIDENT AND TREASURER

     This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                      Title                  Date
----------------------------------   -------------------------   --------------


*KRISTIAN PHILIP MOOR                Director and Chairman       April 29, 2008
----------------------------------
KRISTIAN PHILIP MOOR


*JOHN QUINLAN DOYLE                  Director and President      April 29, 2008
----------------------------------
JOHN QUINLAN DOYLE


*ROBERT S. SCHIMEK                   Director, Chief Financial   April 29, 2008
----------------------------------   Officer, Senior Vice
ROBERT S. SCHIMEK                    President, and Treasurer


*MERTON BERNARD AIDINOFF             Director                    April 29, 2008
----------------------------------
MERTON BERNARD AIDINOFF


*CHARLES H. DANGELO                  Director                    April 29, 2008
----------------------------------
CHARLES H. DANGELO


*DAVID NEIL FIELDS                   Director                    April 29, 2008
----------------------------------
DAVID NEIL FIELDS


*KENNETH VINCENT HARKINS             Director                    April 29, 2008
----------------------------------
KENNETH VINCENT HARKINS


*DAVID LAWRENCE HERZOG               Director                    April 29, 2008
----------------------------------
DAVID LAWRENCE HERZOG


*ROBERT EDWARD LEWIS                 Director                    April 29, 2008
----------------------------------
ROBERT EDWARD LEWIS


*WIN JAY NEUGER                      Director                    April 29, 2008
----------------------------------
WIN JAY NEUGER


*NICHOLAS SHAW TYLER                 Director                    April 29, 2008
----------------------------------
NICHOLAS SHAW TYLER


*NICHOLAS CHARLES WALSH              Director                    April 29, 2008
----------------------------------
NICHOLAS CHARLES WALSH


*MARK TIMOTHY WILLIS                 Director                    April 29, 2008
----------------------------------
MARK TIMOTHY WILLIS


* BY: ROBERT S. SCHIMEK
      --------------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT

(Exhibit (13)(c) to the Registration Statement)

                                  EXHIBIT INDEX

ITEM 26. EXHIBITS

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1